UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07943

Nuveen Multistate Trust III

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Mark J. Czarniecki

Vice President and Secretary

333 West Wacker Drive,

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: May 31

Date of reporting period: May 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

Mutual Funds
31 May 2021
Nuveen Municipal
Bond Funds
Fund Name	Class A	Class C	Class C2	Class I
Nuveen Georgia Municipal Bond Fund	FGATX	FGCCX	FGACX	FGARX
Nuveen Louisiana Municipal Bond Fund	FTLAX	FAFLX	FTLCX	FTLRX
Nuveen North Carolina Municipal Bond Fund	FLNCX	FDCCX	FCNCX	FCNRX
As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will not be sent to you by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
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Table
of Contents

Chair’s Letter to Shareholders
Dear Shareholders,
More than a year has passed since the World Health Organization declared COVID-19 a global pandemic in March 2020, resulting in a year marked by a global economic downturn, financial market turbulence and some immeasurable losses. Although the health crisis persists, with the widespread distribution of vaccines in the U.S. and extraordinary economic interventions by governments and central banks around the world, we collectively look forward to what our “new normal” might be.
Global economic activity has continued to rebound, driving both gross domestic product growth and inflation higher, especially in the U.S. Vaccinations have enabled a further reopening of economies while governments and central banks have taken extraordinary measures to support the recoveries. To extend relief programs enacted earlier in the crisis, the U.S. government passed $900 billion in aid to individuals and businesses in late December 2020. Another $1.9 trillion relief package was signed into law in March 2021 providing extended unemployment benefits, direct payments to individuals and families, assistance to state and local municipalities, grants to education and public health, and other support. Currently, Congress is working on an infrastructure spending plan, although its final shape and whether it passes remains to be seen. The U.S. Federal Reserve (Fed) and other central banks around the world have upgraded their economic forecasts but remain committed to sustaining the recovery by maintaining accommodative monetary conditions. However, as economies have reopened, the surge in consumer demand has outpaced supply chain capacity, resulting in a jump in inflation indicators in recent months. Whether inflation persists is a subject of debate by economists and market observers, while the Fed and other central banks believe it to be more transitory.
While the markets’ longer-term outlook has brightened, we expect intermittent bouts of volatility to continue. Markets are closely monitoring central bank signals, particularly if inflation remains elevated, as a sooner-than-expected shift to monetary tightening could slow the economic recovery. Additionally, COVID-19 cases are still elevated in some regions, as more virulent strains have spread and vaccination rollouts have been uneven around the country and around the world. The recovery hinges on controlling the virus, and estimates vary considerably on when economic activity might be fully restored and what level of public inoculation would be sufficient to contain the virus spread. On the political front, the Biden administration’s full policy agenda and the potential for Congressional gridlock remain to be seen, either of which could cause investment outlooks to shift. Short-term market fluctuations can provide your Fund opportunities to invest in new ideas as well as upgrade existing positioning while providing long-term value for shareholders. For more than 120 years, the careful consideration of risk and reward has guided Nuveen’s focus on delivering long-term results to our shareholders.
If you have concerns about what’s coming next, it can be an opportune time to assess your portfolio. We encourage you to review your time horizon, risk tolerance and investment goals with your financial professional. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chair of the Board
July 22, 2021

Portfolio Managers’
Comments
Nuveen Georgia Municipal Bond Fund
Nuveen Louisiana Municipal Bond Fund
Nuveen North Carolina Municipal Bond Fund
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen, LLC, the Funds’ investment adviser. Portfolio managers Daniel J. Close, CFA, and Steven M. Hlavin review economic and market conditions, key investment strategies, and the Funds’ performance during the twelve-month period ended May 31, 2021. Dan has managed the Nuveen Georgia Municipal Bond Fund and Nuveen North Carolina Municipal Bond Fund since 2007, and Steven has managed the Nuveen Louisiana Municipal Bond Fund since 2011.
What factors affected the U.S. economy and the national municipal bond market during the twelve-month reporting period ended May 31, 2021?
The U.S. economy rebounded more quickly than expected from the deep downturn caused by the COVID-19 crisis and containment measures, but gross domestic product (GDP) shrank 3.5% in 2020 compared to 2019’s annual level. After falling into a deep recession in February 2020 due to the restrictions put on business and social activity to mitigate the COVID-19 spread, the economy bounced back with the help of several factors. These included: Federal government stimulus aiding individuals and businesses, accommodative monetary policy by the Fed that kept borrowing costs low and a gradual reopening of businesses with the roll-out of several FDA approved vaccines. U.S. GDP growth picked up pace in the first quarter of 2021, growing at an annualized rate of 6.4% according to the Bureau of Economic Analysis “second” estimate, an increase from 4.3% (annualized) in the fourth quarter of 2020. GDP measures the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes.
Consumer spending, the largest driver of the economy, rebounded markedly from the steep declines early in the health crisis. Although the momentum slowed toward the end of 2020 amid a resurgence of COVID-19 infections, consumer demand resumed in 2021 as vaccination rates increased and lockdown restrictions eased, eligible Americans received another government stimulus check and the job market continued to improve. By May 2021, the U.S. unemployment rate had fallen to 5.8%, a significant improvement from 13.3% in May 2020 and from the pandemic peak of 14.8% in April 2020, according to the Bureau of Labor Statistics (BLS). The average hourly earnings rate increased, growing at an annualized rate of 2.0% in May 2021, despite the spike in unemployment. However, the BLS pointed out that wage growth trends have been difficult to analyze given the wide variation in average hourly earnings across industries and large fluctuations in employment since February 2020. The overall trend of inflation accelerated, largely due to rising energy prices and the improving economy. The higher annual inflation rate in May 2021 is also the result of the comparison from a year ago, when consumer prices fell sharply as the first lockdowns were imposed in March 2020. The BLS said the Consumer Price Index (CPI) increased 5.0% over the twelve-month reporting period ended May 31, 2021, before seasonal adjustment.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody's) or Fitch, Inc (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national ratings agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)
With the onset of the COVID-19 crisis, the Federal Reserve (Fed) enacted an array of emergency measures in March 2020 to stabilize the financial system and support the markets, including cutting its main interest rate to near zero, offering lending programs to aid small and large companies and engaging in expanded bond purchases, known as quantitative easing. In August 2020, the Fed announced a change in its inflation targeting policy, moving from a program of absolute targeting to an average inflation targeting policy. Under this regime, the Fed will tolerate the inflation rate temporarily overshooting the target rate to offset periods of below-target inflation, so that inflation averages a 2% target rate over time. In their meetings throughout the first half of 2021, Fed officials continued to signal that accommodative policy measures will stay in place, asserting that recently higher inflation readings are transitory and the economic recovery remains far from the Fed’s goals.
The federal government also intervened with historic relief measures, starting with three aid packages in March and April 2020. These included $2 trillion allocated across direct payments to individuals, an expansion of unemployment insurance, loans to large and small businesses, funding to hospitals and health agencies and support to state and local governments, and more than $100 billion in funding to employers offering paid leave. In December 2020, the government enacted a $900 billion relief package extending some of these programs, and followed in March 2021 with another $1.9 trillion deal providing support to individuals and families, small businesses, state and local governments, education and public health/vaccination. The Biden administration has proposed another $2 trillion stimulus plan focused on infrastructure and jobs, but it is facing legislative hurdles.
By the start of this reporting period, markets had largely stabilized from the initial health crisis shock. In March 2020, equity and commodity markets sold off and safe-haven assets rallied as countries initiated quarantines, restricted travel and shuttered factories and businesses, while an ill-timed oil price war between the Organization of the Petroleum Exporting Countries (OPEC) and non-OPEC member Russia amplified the volatility. In late 2020, the announcement of high efficacy rates in several COVID-19 vaccine trials, followed by regulatory authorizations and public vaccination drives across Western countries improved the outlook for 2021 and led to risk-on sentiment in the markets. Increasing vaccination rates and some surprisingly strong economic readings in the first few months of 2021 led to rising inflation concerns and an increase in long-term interest rates, but central banks reassured the markets that it was too soon to withdraw stimulus measures.
Geopolitical uncertainty remained elevated during 2020 in anticipation of the U.S. presidential election in November 2020 and the Brexit transition period set to expire in December 2020. However, political risks began to ease with the election of President Joe Biden and a final deal struck between the European Union and U.K. before the end of the transition period. Although China and the U.S. signed a “phase one” trade deal in January 2020, tensions continued to flare over other trade and technology/security issues, Hong Kong’s sovereignty and the management of the COVID-19 crisis. In 2021, geopolitical concerns in the Middle East, Russia and Belarus made news headlines, but market impacts were relatively minimal.
Municipal bonds performed well in this reporting period, reflecting a significant recovery from the COVID-19 crisis sell-off in March 2020. At the time, U.S. Treasury yields fell to historic lows and interest rate volatility increased sharply while municipal bond prices became severely dislocated from Treasury prices and credit spreads widened significantly. With ongoing monetary and fiscal interventions from the Fed and U.S. government and credit fundamentals that demonstrated more resilience than initially expected, investor sentiment improved and credit spreads narrowed significantly by the end of the reporting period. Municipal bond yields generally moved lower through the first half of the reporting period, then rose over the second half as fixed income markets priced in a stronger economic growth and inflation outlook and the prospect of more government stimulus. For the twelve-month reporting period overall, municipal bond yields were little changed at the short end of the yield curve, higher in the intermediate segment and lower at the longest maturities, which flattened the yield curve.
Municipal bond gross issuance nationwide remained strong in the reporting period, with deals postponed rather than canceled during the COVID-19 crisis driven sell-off. The overall low level of interest rates has encouraged issuers to continue to actively refund their outstanding debt. In these transactions the issuers are issuing new bonds and taking the bond proceeds and redeeming (calling) old bonds. These refunding transactions have represented roughly a third of total issuance in 2021 so far. Additionally, the proportion of taxable issuance has risen to about one third of total gross issuance since the advent of the Tax Cut and Jobs Act of 2017, which prohibits municipal issuers from issuing new tax-exempt bonds to pre-refund existing tax-exempt bonds. Thus, the net issuance (all bonds issued less bonds redeemed) of tax exempt municipal bonds is actually much lower than the gross issuance. This lower net issuance was an overall positive technical factor on municipal bond investment performance in recent years and in this reporting period.

While municipal bond funds suffered significant outflows in March 2020, particularly from high yield municipal bond funds, fund flows rebounded strongly over the remainder of 2020 and sustained a robust pace through early 2021. Demand has been resilient even though municipal bond defaults, as expected, have increased somewhat during the COVID-19 crisis. However, default activity has occurred mainly in sectors with greater COVID-19 risk exposure, such as senior living, corporate-backed and real estate-backed. Moreover, while there are some pockets of municipal bond credit ratings stress, a wave of downgrades has not materialized. With interest rates in the U.S. and globally still near all-time lows, even after the recent increase in long-term rates, the appetite for yield has continued to drive investors toward higher after-tax yielding assets, including U.S. municipal bonds. Additionally, as taxpayers have adjusted to the 2017 tax law, which caps the state and local tax (SALT) deduction for individuals, there has been increased demand for tax-exempt municipal bonds, especially in states with high income taxes and/or property taxes.
What were the economic and market environments in Georgia, Louisiana and North Carolina during the twelve-month reporting period ended May 31, 2021?
Georgia is the eighth largest state, with a population of 10.7 million. Population growth has been around 1% annually for more than a decade. Georgia's GDP totaled $619 billion in 2020, ranking eighth among states. Georgia’s economic growth has been robust since 2014, outpacing that of the nation, but has slowed a bit in recent years. As of May 2021, the unemployment rate was 4.1%, compared to the nation at 5.8%. The state’s primary economic engine is the Atlanta metropolitan area, which prior to the COVID-19 crisis had been adding jobs and attracting businesses in a diverse range of industries with construction, education and health services sectors being among the fastest growing in the state’s economy. Per capita personal income is below average for the state of Georgia and was 91.2% of the U.S. average in 2020, but is growing at faster rate than the nation. Home prices in the Atlanta region rose 12.3% year-over-year, as of April 2021 (most recent data available at the time this report was prepared), just below the national average of 14.6%, according to the S&P CoreLogic Case-Shiller Index. Before the COVID-19 crisis, strong economic growth drove robust revenue growth for Georgia, though growth slowed in Fiscal Year 2020, it remained positive. Tax revenue collections of $23.8 billion for Fiscal Year 2019 were 4.8% higher than for Fiscal Year 2018, while tax revenue collections of $24 billion for Fiscal Year 2020 increased 1.4%. Overall, general fund revenue increased at a higher rate in Fiscal Year 2020 (3.7%) than in Fiscal Year 2019 (2.4%), in part due to strong growth in intergovernmental revenues. Recent years of solid revenue growth allowed the state to build up its rainy day fund, or Revenue Shortfall Reserve (RSR), which totals $2.7 billion in 2020, or 10% of own-source revenue. This provides the state with a substantial buffer to help weather the current downturn, along with expenditure cuts. The state’s $27.2 billion Fiscal Year 2022 budget restores most cuts made last year due to the COVID-19 crisis with the assistance of federal relief funds to plug budgetary holes. Georgia has $10.6 billion of net tax-supported debt outstanding, which represents 1.9% of personal income. The Moody’s 50-state median for 2020 is also 1.9% of personal income. Georgia’s pension liabilities are below average, so the state’s combined net debt and net pension liabilities are lower than the majority of states. As of June 2021, Georgia’s general obligation debt continued to be rated Aaa/AAA/AAA with stable outlooks from Moody’s, S&P and Fitch, respectively.
As an energy dependent state, Louisiana’s economy is vulnerable to that sector’s volatility. Collapsing oil prices, along with the COVID-19 crisis, brought Louisiana’s economic momentum to a halt in 2020. The state’s total GDP fell by $14.9 billion in 2020, or a 5.8% decline over the prior year, to a total of $242.0 billion. The state Fiscal Year 2021 budget reflected a baseline oil price assumption of $32.17 per barrel. As the nation looks to reopen, oil prices have steadily climbed from approximately $50 per barrel to begin the year and are above $70 per barrel as of June 2021. Each $1 difference in price up or down accounts for about $12 million in the state budget. As of May 25th, Governor Edwards rescinded most of the COVID-19 crisis related restrictions, with masks required only in health care facilities, prisons and on public transit. As of May 2021, Louisiana's unemployment rate was 7.1%, compared to the nation at 5.8%. Per capita income has trended down and was 84% of the national level in 2020. The state had the second highest poverty rate in the country in 2019 at 19.2% (behind only Mississippi at 20.3%). Louisiana is also vulnerable to extreme weather events, such as severe storms and flooding. Sea level rise and coastal erosion are additional, and costly, threats. The state has improved financially after relying on non-recurring revenues to close budget gaps. Previously, Louisiana struggled with large and recurring structural budget gaps due to low oil prices starting in 2016. Conservative budgeting practices have led to modest surpluses since Fiscal Year 2018 and the state has been able to add to its rainy day fund. The state generated a modest budget surplus in Fiscal Year 2020. The rainy day fund at the end of Fiscal Year 2020 totaled $568 million, or 3.5% of general fund revenues. Revenues have performed better than originally expected by the state’s Revenue Estimating Conference (REC). After projecting Fiscal Year 2021 General Fund revenues to decline $353 million, the REC now estimates a modest $22 million increase. Louisiana has about $7.2 billion in net tax-supported

Portfolio Managers’ Comments (continued)
debt outstanding. Based on Moody’s 2020 debt medians, Louisiana’s net tax-supported debt was 3.2% of personal income, placing it 16th highest among the states, and above the national median of 1.9%. Louisiana’s adjusted net pension liabilities are moderate when compared with other states. The State of Louisiana’s general obligation debt is rated Aa3/improving by Moody’s and AA-/stable by S&P as of June 2021.
In 2020, North Carolina’s gross state product declined by -0.9% compared to 4.3% growth the prior year, ranking 8th among all states. As the state’s economy continues transitioning away from old-line manufacturing into sectors oriented toward research, technology and services, the roles of the state’s high quality universities and research triangle will continue to become more important. While booming investment in and around the research triangle and ongoing strength in the banking sector will be the predominate drivers of economic growth over the near-term, the federal government continues to be one of the largest employers in the state; Fort Bragg and Camp Lejeune alone employ more than 110,500 workers. North Carolina continues to benefit from a consistently growing population as evidenced by annual population growth in each of the past ten years. The state’s unemployment rate of 4.8% was below the national average of 5.8% as of May 2021. According to the S&P/Case-Shiller Index of 20 major metropolitan areas, housing prices in Charlotte rose 15.0% during the twelve months ended April 2021 (most recent data available at the time this report was prepared). North Carolina’s constitution constrains the amount of general obligation debt the State can issue in any biennium to two-thirds of the amount of general obligation debt paid down during the preceding biennium. Additionally, voters must approve any bond authorization above the two-thirds limit. This has resulted in a relatively low debt burden when compared to many of its peers. Moody’s June 2021 state debt median report notes that North Carolina ranked 35th for net tax-supported debt per capita and 32nd as a percent of personal income. Strong financial performance continued in Fiscal Year 2020 with the state posting (after transfers) a $473 million general fund surplus, which increased the general fund balance to $6.4B, or 14.3% of expenditures. The state’s operating revenues are primarily derived from personal and corporate income taxes, as well as sales tax collections. The state’s revised revenue forecast released in June 2021 increased Fiscal Year 2021 projected revenues by $1.9 billion and Fiscal Year 2022-2023 revenues by $6.5 billion from February 2021’s prior forecast. The revised revenue forecast was attributed to increased individual and corporate tax collections as well as proceeds expected to be received from American Rescue Plan funding (approximately $5.2 billion). Moody’s, S&P and Fitch maintain ratings on North Carolina general obligation debt at Aaa/AAA/AAA with stable outlooks.
How did the Funds perform during the twelve-month reporting period ended May 31, 2021?
The tables in the Fund Performance, Expense Ratios and Effective Leverage Ratios section of this report provide each Fund’s total return performance information for each share class of the Fund for the period ended May 31, 2021. The performance of each Fund’s Class A Shares at net asset value is compared with the performance of its corresponding benchmark and Lipper classification average.
During the reporting period, the Class A Shares at NAV of the Georgia and Louisiana Funds outperformed the S&P Municipal Bond Index, while the Class A Shares at NAV of the North Carolina Fund underperformed this performance measure. All three Funds outperformed their Lipper classification average. For the purposes of this Performance Commentary, the references to relative performance of all the Funds is in comparison to S&P Municipal Bond Index.
What strategies were used to manage the Funds during the reporting period, and how did these strategies influence performance during the twelve-month reporting period ended May 31, 2021?
Each Fund’s investment objective is to provide as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.
Below we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.
Nuveen Georgia Municipal Bond Fund
The Class A Shares of the Nuveen Georgia Municipal Bond Fund slightly outperformed the S&P Municipal Bond Index for the twelve-month reporting period ended May 31, 2021.

Individual security selection was the leading driver of the Fund's outperformance and the Fund benefited disproportionately from its longer-duration holdings that also carried lower investment grade credit ratings, as bonds with these characteristics were among the municipal bond market’s best performers this reporting period.
Duration (interest rate) and yield curve positioning also added value relative to the index. The portfolio was underweight bonds with shorter effective durations (zero to four years), which was helpful because these less rate sensitive securities lagged. A related overweight in bonds with longer effective durations (ten to twelve years) was also beneficial because these securities, with their heightened interest rate sensitivity, were among the best performing securities across the yield curve.
The Fund’s underweight credit quality positioning in bonds in the highest credit quality tier (rated AAA) was advantageous, since these securities trailed the index amid robust investor demand for lower quality, higher yielding bonds. However, the performance benefit of this high quality underweight was offset by the Fund’s underweight in the lowest quality (B rated) and non-rated credit tiers, both of which outperformed the index.
Sector positioning was the primary detractor from the Fund’s results relative to the index. The portfolio’s exposure to public power bonds was a performance headwind as these securities underperformed, primarily because of their high credit quality. Additionally, the Fund’s lack of exposure to certain exceptionally strong performing non-Georgia transportation bonds found in the index hurt performance compared to the benchmark.
Throughout the reporting period, the Fund received significant new investments from shareholders and, to a lesser degree, proceeds from bond calls and maturities. To keep the portfolio invested, management actively deployed these proceeds. Bond purchases were focused on Georgia bonds across a range of sectors, which included the utility, higher education, health care, water/sewer, local tax appropriation and general obligation (GO), and industrial development revenue segments. Purchases generally entailed bonds with intermediate to long durations and relatively high credit ratings.
Nuveen Louisiana Municipal Bond Fund
The Class A Shares of the Nuveen Louisiana Municipal Bond Fund outperformed the S&P Municipal Bond Index for the twelve-month reporting period ended May 31, 2021.
The municipal bond market staged a powerful rebound from its March 2020 lows, resulting in strong performance for both the Fund and the index during the reporting period. The recovery was most pronounced among lower quality bonds and sectors hit hardest by the COVID-19 crisis.
From both a credit weighting and sector allocation perspective, the Fund was well positioned to benefit from these trends. Compared to the index, the Louisiana municipal bond market features a higher percentage of lower rated debt, which helped bolster the Fund’s result given the outperformance of bonds in these credit rating tiers. An overweighting in lower quality securities (including BBB rated bonds, below investment grade securities and non-rated debt) also bolstered the Fund’s performance relative to the index; these credit quality tiers outpaced higher quality categories (rated AA and above), in which the Fund had a relative underweight.
In terms of sector positioning, the Fund was overweight four key sectors that outpaced the index: higher education, hospital, industrial development revenue and tobacco. An underweight in local and state general obligation (GO) bonds, typically higher quality securities that lagged the index this reporting period, also contributed to performance.
The Fund's security selection was another source of relative outperformance and included holdings in Ohio and New York tobacco securitization bonds, among the municipal bond market’s best performers for the reporting period. These out-of-state positions provided attractive valuations and better yields relative to comparable Louisiana tobacco debt. Portfolio holdings issued by the Archdiocese of New Orleans also generated better than average gains and contributed to the Fund’s relative performance. Although this issuer filed for bankruptcy protection in early May 2020, the bonds strongly bounced back amid improved investor sentiment toward the issuer and investors’ increased appetite for higher yielding municipal bonds.

Portfolio Managers’ Comments (continued)
Fund performance was further boosted by holdings in bonds issued under the Gulf of Mexico Security Act, known as GOMESA bonds. The GOMESA legislation created a revenue sharing model for Louisiana and other oil and gas producing states in the U.S. Gulf region. In recent years, investors have seen an increase in issuance of GOMESA bonds from parishes throughout Louisiana, securitizing their future allocation to GOMESA revenues. After performing poorly in early 2020 on lower oil prices, GOMESA bonds strongly recovered during the reporting period as the price of oil rebounded.
Duration (interest rate positioning) modestly contributed to the Fund’s relative outperformance. The Fund’s duration was slightly longer than that of the index, which allowed it to benefit as municipal bond interest rates declined overall.
During the reporting period, the Fund maintained its strategy of attempting to add to bonds or sectors that had lagged relative to other market areas. When adding bonds to the portfolio, management favored securities providing attractive credit spreads that had the potential to benefit the Fund disproportionately from the economic recovery. In the first half of the reporting period, key purchases included the Fund’s tobacco bond exposure (particularly Ohio tobacco bonds) and sales tax bonds from Puerto Rico, known as COFINAs. In both these cases, the bonds were seen as more attractively valued than available Louisiana alternatives. Like all debt issued by U.S. territories, Puerto Rico bonds may include exemption from most federal, state and local taxes.
Among Louisiana additions to the Fund's portfolio, notable purchases included dedicated tax, higher education and hospital sectors. Purchases were funded by proceeds from bond maturities and bond calls, as well as moderate shareholder inflows to the Fund. The Fund's limited sales activity was concentrated in the first half of the reporting period, when the Fund sold securities approaching their call dates.
Nuveen North Carolina Municipal Bond Fund
The Class A Shares of the Nuveen North Carolina Municipal Bond Fund underperformed the S&P Municipal Bond Index for the twelve-month reporting period ended May 31, 2021.
Credit quality positioning was the primary factor behind the Fund’s relative underperformance. Reflecting the high quality nature of the North Carolina municipal bond marketplace relative to the national index, the Fund was overweight in the AA rated category, and these bonds lagged as investors more often favored lower quality, higher yielding alternatives. A corresponding underweight in non-investment grade (rated BB and below) and non-rated bonds also detracted from performance, given that securities in these rating categories were among the market’s best performers.
Duration (interest rate) positioning, sector allocation and security selection, however, each added value relative to the index. In terms of duration, the Fund benefited from being overweight bonds with effective durations of twelve years and longer, a segment that outperformed as interest rates declined throughout much of this reporting period. An accompanying underweight in securities with effective durations of zero to four years was also helpful, reflecting the underperformance of bonds in this duration range.
The Fund’s overweight sector exposure in the airport and health care segments added value. Both were among the best performing segments in the index, helped by strong investor demand for higher yielding municipal bonds and investors’ reduced concern about the financial effects of the COVID-19 crisis on these sectors. One sector related negative for relative performance, however, was the Fund’s overweight in pre-refunded bonds. These high quality, short duration securities lagged the index and detracted from performance.
From a security selection standpoint, the Fund’s top individual contributors included lower quality, longer duration bonds. Given the comparatively strong performance of securities with these characteristics, the Fund’s overweight was a positive performance factor. Holdings in tender option bonds (TOBs) also bolstered the Fund’s relative performance. As interest rates declined throughout much of the reporting period, these longer dated, floating rate securities generally outperformed the index.
During the reporting period, the Fund received significant shareholder inflows, which, along with proceeds from bond calls and maturities, provided ample funds for additions to the portfolio. These funds came amid an ample supply of North Carolina bonds, which provided a broad range of purchase opportunities. New additions to the portfolio were made in both the primary and, to a lesser extent, the secondary municipal bond markets. Limited sales during the reporting period were made to maintain the Fund’s duration at its desired level. The Fund's purchases occurred across a broad range of sectors, including the local appropriation and general obligation (GO), state appropriation and state GO, water/sewer, health care, higher education, dedicated tax, housing, utility and materials segments. The Fund also added several limited obligation bonds.
As available, additions to the Fund were focused on bonds with higher credit quality, as well as intermediate and longer-dated securities. Increasingly, additions were tilted toward intermediate-duration bonds that offered more relative value, particularly in the second half of the reporting period.

Risk Considerations and Dividend Information
Risk Considerations
Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Funds, are subject to market risk, credit risk, interest rate risk, call risk, state concentration risk, tax risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Funds' use of inverse floaters creates effective leverage. Leverage involves the risk that the Funds could lose more than its original investment and also increases the Funds' exposure to volatility and interest rate risk.
Dividend Information
Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6  –  Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.
All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of the Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for the Fund as of its most recent tax year end is presented in Note 6  –  Income Tax Information within the Notes to Financial Statements of this report.

Fund Performance, Expense Ratios and Effective Leverage Ratios
The Fund Performance, Expense Ratios and Effective Leverage Ratios for each Fund are shown within this section of the report.
Fund Performance
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown.
Total returns for a period of less than one year are not annualized (i.e. cumulative returns). Since inception returns are shown for share classes that have less than 10-years of performance. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
Expense Ratios
The expense ratios shown are as of the Fund's most recent prospectus. The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any). The expense ratios include management fees and other fees and expenses. Refer to the Financial Highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.
Effective Leverage Ratios
Leverage is created whenever a Fund has investment exposure (both reward and/or risk) equivalent to more than 100% of its investment capital. The effective leverage ratio shown for each Fund is the amount of investment exposure created either directly through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. A Fund may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades. Such incidental borrowings, described generally in Notes to Financial Statements, Note 9—Borrowing Arrangements, are excluded from the calculation of a Fund’s effective leverage ratio.

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen Georgia Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of May 31, 2021*
		Average Annual
	Inception Date	1-Year	5-Year	10-Year	Expense Ratios
Class A Shares at NAV	3/27/86	5.01%	2.77%	4.00%	0.83%
Class A Shares at maximum Offering Price	3/27/86	0.59%	1.89%	3.55%	—
S&P Municipal Bond Index	—	4.70%	3.48%	4.35%	—
Lipper Other States Municipal Debt Funds Classification Average	—	4.25%	2.65%	3.56%	—
Class C2 Shares	1/04/94	4.46%	2.22%	3.54%	1.38%
Class I Shares	2/14/97	5.23%	2.97%	4.20%	0.63%

	Total Returns as of May 31, 2021*
		Average Annual
	Inception Date	1-Year	5-Year	Since Inception	Expense Ratios
Class C Shares	2/10/14	4.18%	1.95%	2.71%	1.63%
*       Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares eight years (ten years prior to March 1, 2021) after purchase. Returns for periods longer than eight years for Class C and C2 Shares reflect the performance of Class A Shares after the deemed eight-year conversion to Class A Shares within such periods. All outstanding Class C2 Shares converted to Class A Shares after the close of business on June 4, 2021. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Effective Leverage Ratio as of May 31, 2021

Effective Leverage Ratio	2.53%
Growth of an Assumed $10,000 Investment as of May 31, 2021  –  Class A Shares
The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.

Nuveen Louisiana Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of May 31, 2021*
		Average Annual
	Inception Date	1-Year	5-Year	10-Year	Expense Ratios
Class A Shares at NAV	9/12/89	7.08%	3.25%	4.63%	0.82%
Class A Shares at maximum Offering Price	9/12/89	2.58%	2.37%	4.18%	—
S&P Municipal Bond Index	—	4.70%	3.48%	4.35%	—
Lipper Other States Municipal Debt Funds Classification Average	—	4.25%	2.65%	3.56%	—
Class C2 Shares	2/02/94	6.40%	2.66%	4.17%	1.37%
Class I Shares	2/25/97	7.29%	3.46%	4.83%	0.62%

	Total Returns as of May 31, 2021*
		Average Annual
	Inception Date	1-Year	5-Year	Since Inception	Expense Ratios
Class C Shares	2/10/14	6.25%	2.43%	3.60%	1.62%
*       Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase (effective March 1, 2021, eight years after purchase). Returns for periods longer than eight years for Class C and C2 Shares reflect the performance of Class A Shares after the deemed eight-year conversion to Class A Shares within such periods. All outstanding Class C2 Shares converted to Class A Shares after the close of business on June 4, 2021. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Effective Leverage Ratio as of May 31, 2021

Effective Leverage Ratio	0.00%
Growth of an Assumed $10,000 Investment as of May 31, 2021  –  Class A Shares
The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen North Carolina Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of May 31, 2021*
		Average Annual
	Inception Date	1-Year	5-Year	10-Year	Expense Ratios
Class A Shares at NAV	3/27/86	4.36%	2.90%	4.03%	0.80%
Class A Shares at maximum Offering Price	3/27/86	(0.04)%	2.03%	3.58%	—
S&P Municipal Bond Index	—	4.70%	3.48%	4.35%	—
Lipper Other States Municipal Debt Funds Classification Average	—	4.25%	2.65%	3.56%	—
Class C2 Shares	10/04/93	3.69%	2.33%	3.57%	1.35%
Class I Shares	2/05/97	4.56%	3.11%	4.23%	0.60%

	Total Returns as of May 31, 2021*
		Average Annual
	Inception Date	1-Year	5-Year	Since Inception	Expense Ratios
Class C Shares	2/10/14	3.53%	2.10%	2.93%	1.60%
*       Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C and Class C2 Shares automatically convert to Class A Shares ten years after purchase (effective March 1, 2021, eight years after purchase). Returns for periods longer than eight years for Class C and C2 Shares reflect the performance of Class A Shares after the deemed eight-year conversion to Class A Shares within such periods. All outstanding Class C2 Shares converted to Class A Shares after the close of business on June 4, 2021. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Effective Leverage Ratio as of May 31, 2021

Effective Leverage Ratio	1.17%
Growth of an Assumed $10,000 Investment as of May 31, 2021  –  Class A Shares
The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemptions of Fund shares.

Yields    as of May 31, 2021
Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.
The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at an assumed tax rate. Your actual combined federal and state income tax rates may differ from the assumed rate. Taxable-Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the Fund (based on payments made during the previous calendar year) that was either exempt from federal income tax but not from state income tax (e.g., income from an out-of-state municipal bond), or was exempt from neither federal nor state income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.
Nuveen Georgia Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	1.84%	1.13%	1.40%	2.14%
SEC 30-Day Yield	0.47%	(0.30)%	(0.13)%	0.69%
Taxable-Equivalent Yield(46.6%)[2]	0.88%	(0.56)%	(0.24)%	1.29%
Nuveen Louisiana Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.32%	1.61%	1.87%	2.62%
SEC 30-Day Yield	0.90%	0.15%	0.45%	1.13%
Taxable-Equivalent Yield(44.4%)[2]	1.61%	0.27%	0.80%	2.02%
Nuveen North Carolina Municipal Bond Fund
	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	1.66%	0.95%	1.16%	1.94%
SEC 30-Day Yield	0.59%	(0.16)%	0.15%	0.82%
Taxable-Equivalent Yield(46.1%)[2]	1.09%	(0.30)%	0.28%	1.52%
1         The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.
2         The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate shown in the respective table above.

Holding Summaries    as of May 31, 2021
This data relates to the securities held in each Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Nuveen Georgia Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	98.1%
Short-Term Municipal Bonds	0.2%
Other Assets Less Liabilities	1.7%
Net Assets	100%

States and Territories (% of total municipal bonds)
Georgia	99.2%
Puerto Rico	0.8%
Total	100%
Portfolio Composition (% of total investments)
Utilities	36.4%
Tax Obligation/General	13.4%
Tax Obligation/Limited	13.1%
Education and Civic Organizations	12.0%
Health Care	10.5%
U.S. Guaranteed	8.0%
Other	6.6%
Total	100%
Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	8.2%
AAA	4.5%
AA	54.1%
A	23.6%
BBB	8.5%
N/R (not rated)	1.1%
Total	100%

Nuveen Louisiana Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	92.3%
Common Stocks	1.5%
Short-Term Municipal Bonds	0.1%
Other Assets Less Liabilities	6.1%
Net Assets	100%

States and Territories (% of total municipal bonds)
Louisiana	82.7%
Guam	5.0%
Puerto Rico	3.4%
Ohio	3.2%
New York	1.3%
Iowa	0.9%
Colorado	0.6%
Virginia	0.6%
Texas	0.5%
Missouri	0.5%
Minnesota	0.3%
Illinois	0.3%
California	0.2%
Virgin Islands	0.2%
Wisconsin	0.2%
New Jersey	0.1%
Total	100%
Portfolio Composition (% of total investments)
Tax Obligation/Limited	19.4%
Education and Civic Organizations	18.4%
Utilities	12.4%
Health Care	11.8%
Transportation	11.0%
U.S. Guaranteed	8.6%
Consumer Staples	5.2%
Other	13.2%
Total	100%
Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	8.6%
AAA	1.2%
AA	26.4%
A	31.1%
BBB	11.0%
BB or Lower	8.6%
N/R (not rated)	11.5%
N/A (not applicable)	1.6%
Total	100%

Holding Summaries    as of May 31, 2021 (continued)
Nuveen North Carolina Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	99.2%
Other Assets Less Liabilities	2.0%
Net Assets Plus Floating Rate Obligations	101.2%
Floating Rate Obligations	(1.2)%
Net Assets	100%

States and Territories (% of total municipal bonds)
North Carolina	98.0%
Puerto Rico	2.0%
Total	100%
Portfolio Composition (% of total investments)
Tax Obligation/Limited	23.5%
Transportation	15.8%
Education and Civic Organizations	14.5%
Tax Obligation/General	13.2%
Health Care	12.2%
Utilities	10.4%
U.S. Guaranteed	8.1%
Other	2.3%
Total	100%
Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	6.8%
AAA	16.3%
AA	61.0%
A	7.6%
BBB	5.1%
N/R (not rated)	3.2%
Total	100%

Expense Examples
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples below do not include the interest and related expenses from inverse floaters that are reflected in the financial statements later within this report, when applicable.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended May 31, 2021.
The beginning of the period is December 1, 2020.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen Georgia Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,013.09	$1,009.06	$1,010.42	$1,014.21
Expenses Incurred During the Period	$ 4.12	$ 8.11	$ 6.87	$ 3.11
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.84	$1,016.85	$1,018.10	$1,021.84
Expenses Incurred During the Period	$ 4.13	$ 8.15	$ 6.89	$ 3.13
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.82%, 1.62%, 1.37% and 0.62% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Expense Examples    (continued)
Nuveen Louisiana Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,033.23	$1,028.28	$1,028.62	$1,033.33
Expenses Incurred During the Period	$ 4.06	$ 8.14	$ 6.88	$ 3.04
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.94	$1,016.90	$1,018.15	$1,021.94
Expenses Incurred During the Period	$ 4.03	$ 8.10	$ 6.84	$ 3.02
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.80%, 1.61%, 1.36% and 0.60% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
Nuveen North Carolina Municipal Bond Fund
	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,014.44	$1,010.42	$1,010.70	$1,015.45
Expenses Incurred During the Period	$ 3.92	$ 7.82	$ 6.57	$ 2.81
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.04	$1,017.15	$1,018.40	$1,022.14
Expenses Incurred During the Period	$ 3.93	$ 7.85	$ 6.59	$ 2.82
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.78%, 1.56%, 1.31% and 0.56% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Nuveen Multistate Trust III and Shareholders of
Nuveen Georgia Municipal Bond Fund,
Nuveen Louisiana Municipal Bond Fund and
Nuveen North Carolina Municipal Bond Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Georgia Municipal Bond Fund, Nuveen Louisiana Municipal Bond Fund and Nuveen North Carolina Municipal Bond Fund (three of the funds constituting Nuveen Multistate Trust III, hereafter collectively referred to as the "Funds") as of May 31, 2021, the related statements of operations for the year ended May 31, 2021, the statements of changes in net assets for each of the two years in the period ended May 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of May 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended May 31, 2021 and each of the financial highlights for each of the five years in the period ended May 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Chicago, Illinois
July 28, 2021
We have served as the auditor of one or more investment companies in Nuveen Funds since 2002.

Nuveen Georgia Municipal Bond Fund
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 98.1%
	MUNICIPAL BONDS – 98.1%
	Education and Civic Organizations – 11.8%
$ 1,000	Fulton County Development Authority, Georgia, General Revenue Bonds, Spelman College, Refunding Series 2015, 5.000%, 6/01/32	6/25 at 100.00	A1	$1,157,630
2,000	Fulton County Development Authority, Georgia, Revenue Bonds, Robert W Woodruff Arts Center, Inc Project, Refunding Series 2015A, 5.000%, 3/15/36	3/26 at 100.00	A2	2,325,600
2,000	Fulton County Development Authority, Georgia, Revenue Bonds, Robert W Woodruff Arts Center, Inc Project, Series 2019A, 5.000%, 3/15/44	3/29 at 100.00	A2	2,414,140
2,750	Gwinnett County Development Authority, Georgia, Revenue Bonds, Georgia Gwinnett College Student Housing Project, Refunding Series 2017B, 5.000%, 7/01/40	7/27 at 100.00	A+	3,306,572
3,000	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Emory University, Green Series 2019B, 5.000%, 9/01/48	9/29 at 100.00	AA	3,773,160
4,000	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Emory University, Refunding Series 2016A, 5.000%, 10/01/46	10/26 at 100.00	AA	4,827,680
1,500	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Emory University, Series 2019A, 5.000%, 9/01/39	9/29 at 100.00	AA	1,915,995
75	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Refunding Series 2012C, 5.250%, 10/01/27	10/22 at 100.00	Baa1	78,719
3,400	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Series 2012A, 5.000%, 10/01/32	10/21 at 100.00	Baa1	3,437,570
605	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Series 2012B, 5.000%, 10/01/24	No Opt. Call	Baa1	680,365
2,000	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Savannah College of Art & Design Projects, Series 2014, 5.000%, 4/01/44	4/24 at 100.00	A+	2,194,760
22,330	Total Education and Civic Organizations			26,112,191
	Health Care – 10.2%
3,270	Baldwin County Hospital Authority, Georgia, Revenue Bonds, Oconee Regional Medical Center, Series 1998, 5.375%, 12/01/28 (4), (5)	6/21 at 100.00	N/R	269,121
	Brookhaven Development Authority, Georgia, Revenue Bonds, Children's Healthcare of Atlanta, Inc Project, Series 2019A:
2,590	4.000%, 7/01/44	7/29 at 100.00	AA+	3,048,327
3,000	4.000%, 7/01/49	7/29 at 100.00	AA+	3,496,710
715	Cobb County Kennestone Hospital Authority, Georgia, Revenue Anticipation Certificates, Wellstar Health System, Series 2020A, 5.000%, 4/01/50	4/30 at 100.00	A	893,621
2,355	Fulton County Development Authority, Georgia, Revenue Bonds, Piedmont Healthcare, Inc Project, Series 2016A, 5.000%, 7/01/46	7/26 at 100.00	AA-	2,769,786
2,500	Fulton County Development Authority, Georgia, Revenue Bonds, Piedmont Healthcare, Inc Project, Series 2019A, 4.000%, 7/01/49	7/29 at 100.00	AA-	2,907,800

Nuveen Georgia Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc, Series 2017B:
$ 2,000	5.500%, 2/15/42	2/27 at 100.00	AA	$2,441,560
3,000	5.250%, 2/15/45	2/27 at 100.00	AA	3,614,100
2,500	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc, Series 2020A, 4.000%, 2/15/39	2/30 at 100.00	A	2,968,100
21,930	Total Health Care			22,409,125
	Industrials – 2.0%
	Geo L Smith II Georgia World Congress Center Authority, Georgia, Convention Center Hotel Revenue Bonds, First Tier Series 2021A:
2,500	4.000%, 1/01/36	1/31 at 100.00	BBB-	3,002,150
1,200	4.000%, 1/01/54	1/31 at 100.00	BBB-	1,401,240
3,700	Total Industrials			4,403,390
	Tax Obligation/General – 13.2%
500	Bleckley County School District, Georgia, General Obligation Bonds, Series 2020, 5.000%, 10/01/42	10/30 at 100.00	Aa1	650,265
450	Bryan County School District, Georgia, General Obligation Bonds, Series 2021, 5.000%, 8/01/25	No Opt. Call	AA+	535,239
880	Carroll City-County Hospital Authority, Georgia, Revenue Anticipation Certificates, Tanner Medical Center Inc Project, Series 2020, 4.000%, 7/01/50	7/30 at 100.00	AA	1,038,664
2,000	Carroll City-County Hospital Authority, Georgia, Revenue Anticipation Certificates, Tanner Medical Center, Inc Project, Series 2015, 5.000%, 7/01/41	7/25 at 100.00	AA	2,332,280
265	Carroll County, Georgia, General Obligation Bonds, Sales Tax Series 2021, 5.000%, 6/01/27	No Opt. Call	AA	332,506
2,000	Carrollton Independent School System, Carroll County, Georgia, General Obligation Bonds, Series 2015, 5.000%, 4/01/32	4/26 at 100.00	AA+	2,406,340
825	Cherokee County School System, Georgia, General Obligation Bonds, Series 2017, 5.000%, 2/01/28	2/27 at 100.00	AA+	1,019,552
1,100	East Point Building Authority, Georgia, Revenue Bonds, Water & Sewer Project, Refunding Series 2017, 5.000%, 2/01/34 – AGM Insured	2/27 at 100.00	AA	1,336,940
1,980	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc, Series 2014A, 5.500%, 8/15/54	2/25 at 100.00	AA	2,272,426
	Gainesville School District, Georgia, General Obligation Sales Tax Bonds, Series 2020:
1,000	4.000%, 11/01/41	11/30 at 100.00	AA+	1,210,810
1,500	4.000%, 11/01/42	11/30 at 100.00	AA+	1,808,595
2,000	Gwinnett County School District, Georgia, General Obligation Bonds, Series 2019, 5.000%, 2/01/41	2/29 at 100.00	AAA	2,550,760
240	Jackson County School District, Georgia, General Obligation Bonds, School Series 2019, 5.000%, 3/01/32	3/29 at 100.00	AA+	310,970
1,360	Lawrenceville Building Authority, Georgia, Revenue Bonds, Lawrenceville Performing Arts Complex Project, Series 2019A, 4.000%, 10/01/32	10/28 at 100.00	AA	1,639,739

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Lumpkin County School District, Georgia, General Obligation Bonds, Series 2020:
$ 505	4.000%, 12/01/35	12/30 at 100.00	Aa1	$623,700
300	4.000%, 12/01/36	12/30 at 100.00	Aa1	369,357
1,000	Oconee County School District, Georgia, General Obligation Bonds, Series 2021, 5.000%, 3/01/30 (WI/DD, Settling 6/09/2021)	No Opt. Call	AA+	1,332,220
1,000	Sumter County School District, Georgia, General Obligation Bonds, Series 2018, 5.500%, 10/01/27	No Opt. Call	Aa1	1,298,830
500	Valdosta and Lowndes County Hospital Authority, Georgia, Revenue Anticipation Certificates, Refunding Series 2019A, 5.000%, 10/01/35	10/29 at 100.00	Aa2	641,155
2,000	Vidalia School District, Toombs County, Georgia, General Obligation Bonds, Series 2016, 5.000%, 8/01/37	2/26 at 100.00	Aa1	2,390,060
	Warner Robins Public Facilities Authority, Georgia, Revenue Bonds, Warner Robins Projects, Series 2018:
1,090	5.000%, 7/01/31	7/28 at 100.00	Aa2	1,387,766
1,195	5.000%, 7/01/32	7/28 at 100.00	Aa2	1,517,805
23,690	Total Tax Obligation/General			29,005,979
	Tax Obligation/Limited – 12.8%
	Atlanta and Fulton County Recreation Authority, Georgia, Revenue Bonds, Zoo Atlanta Parking Facility Project, Series 2017:
1,000	5.000%, 12/01/31	12/27 at 100.00	AA+	1,253,830
1,000	5.000%, 12/01/32	12/27 at 100.00	AA+	1,254,480
1,075	5.000%, 12/01/33	12/27 at 100.00	AA+	1,346,889
1,500	Atlanta Development Authority, Georgia, Revenue Bonds, New Downtown Atlanta Stadium Project, Second Lien Series 2015B, 5.000%, 7/01/44	7/25 at 100.00	A	1,702,470
2,500	Atlanta Development Authority, Georgia, Revenue Bonds, New Downtown Atlanta Stadium Project, Senior Lien Series 2015A-1, 5.250%, 7/01/44	7/25 at 100.00	A+	2,877,025
425	Atlanta, Georgia, Tax Allocation Bonds Atlanta Station Project, Refunding Series 2017, 5.000%, 12/01/24	No Opt. Call	A3	484,921
1,055	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project, Series 2016D, 5.000%, 1/01/30	1/27 at 100.00	A2	1,271,750
595	Atlanta, Georgia, Tax Allocation Bonds, Perry Bolton Project Series 2014, 5.000%, 7/01/34	7/23 at 100.00	A-	649,901
205	Cobb-Marietta Coliseum and Exhibit Hall Authority, Georgia, Revenue Bonds, Refunding Series 1993, 5.625%, 10/01/26 – NPFG Insured	No Opt. Call	Baa2	231,361
175	Cobb-Marietta Coliseum and Exhibit Hall Authority, Georgia, Revenue Bonds, Refunding Series 2005, 5.500%, 10/01/26 – NPFG Insured	No Opt. Call	AA-	198,466
1,120	Downtown Savannah Authority, Georgia, Revenue Bonds, Chatham County Judical Complex Project, Series 2020, 5.000%, 6/01/30	6/26 at 100.00	AA+	1,353,016
2,260	Downtown Smyrna Development Authority, Georgia, General Obligation Bonds, Series 2005, 5.250%, 2/01/28	No Opt. Call	AAA	2,661,444
280	East Point, Georgia, Tax Allocation Revenue Bonds, Camp Creek Tad Project, Series 2015, 5.000%, 8/01/21	No Opt. Call	BBB+	282,058
1,671	Georgia Local Governments, Certificates of Participation, Georgia Municipal Association, Series 1998A, 4.750%, 6/01/28 – NPFG Insured	No Opt. Call	Baa2	1,877,820

Nuveen Georgia Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Jefferson Public Building Authority, Georgia, Revenue Bonds, Jackson County Project, Series 2021:
$ 340	4.000%, 3/01/26	No Opt. Call	Aa2	$395,603
610	4.000%, 3/01/27	No Opt. Call	Aa2	725,784
655	4.000%, 3/01/28	No Opt. Call	Aa2	794,292
2,000	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Bonds, Third Indenture, Series 2015A, 5.000%, 7/01/42	7/25 at 100.00	AA+	2,347,620
	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Bonds, Third Indenture, Series 2015B:
2,000	5.000%, 7/01/41	7/26 at 100.00	AA+	2,418,620
2,000	5.000%, 7/01/42	7/26 at 100.00	AA+	2,419,120
1,585	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1, 4.500%, 7/01/34	7/25 at 100.00	N/R	1,744,736
24,051	Total Tax Obligation/Limited			28,291,206
	Transportation – 4.5%
2,000	Atlanta, Georgia, Airport General Revenue Bonds, Refunding Series 2012B, 5.000%, 1/01/31	1/22 at 100.00	Aa3	2,055,260
2,000	Atlanta, Georgia, Airport General Revenue Bonds, Series 2019B, 4.000%, 7/01/49 (AMT)	7/29 at 100.00	Aa3	2,298,680
	Atlanta, Georgia, Airport Passenger Facilities Charge and General Revenue Bonds, Refunding Subordinate Lien Series 2014A:
2,425	5.000%, 1/01/32	1/24 at 100.00	Aa3	2,705,281
2,000	5.000%, 1/01/33	1/24 at 100.00	Aa3	2,231,160
	Augusta, Georgia, Airport Revenue Bonds, Refunding General Series 2015A:
160	5.000%, 1/01/32	1/25 at 100.00	Baa2	174,741
170	5.000%, 1/01/33	1/25 at 100.00	Baa2	185,409
100	5.000%, 1/01/34	1/25 at 100.00	Baa2	108,915
150	5.000%, 1/01/35	1/25 at 100.00	Baa2	163,214
9,005	Total Transportation			9,922,660
	U.S. Guaranteed – 7.9% (6)
1,430	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Tender Option Trust 2015-XF0234, 22.619%, 3/01/23 (Pre-refunded 5/01/25), 144A (IF) (7)	5/25 at 0.00	Aa2	2,715,127
1,000	Chatham County Hospital Authority, Georgia, Seven Mill Tax Pledge Revenue Bonds, Memorial Health University Medical Center, Inc, Refunding & Improvement Series 2012A, 5.000%, 1/01/31 (Pre-refunded 1/01/22)	1/22 at 100.00	N/R	1,028,070
1,400	Clarke County Hospital Authority, Georgia, Hospital Revenue Certificates, Athens Regional Medical Center, Series 2012, 5.000%, 1/01/32 (Pre-refunded 1/01/22)	1/22 at 100.00	AA	1,440,124
500	Columbus, Georgia, Water and Sewerage Revenue Bonds, Refunding Series 2014A, 5.000%, 5/01/31 (Pre-refunded 5/01/24)	5/24 at 100.00	AA+	569,380
1,375	Fulton County Development Authority, Georgia, Revenue Bonds, Georgia Tech Foundation Technology Square Project, Refunding Series 2012A, 5.000%, 11/01/31 (Pre-refunded 5/01/22)	5/22 at 100.00	AA+	1,436,916
1,380	Greene County Development Authority, Georgia, Health System Revenue Bonds, Catholic Health East Issue, Series 2012, 5.000%, 11/15/37 (Pre-refunded 11/15/22)	11/22 at 100.00	AA-	1,477,290

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (6) (continued)
$ 1,000	Habersham County Hospital Authority, Georgia, Revenue Anticipation Certificates, Series 2014B, 5.000%, 2/01/37 (Pre-refunded 2/01/24)	2/24 at 100.00	Aa3	$1,127,170
	Liberty County Industrial Authority, Georgia, Revenue Bonds, Series 2014:
101	5.500%, 7/15/23 (Pre-refunded 7/15/21)	7/21 at 100.00	N/R	102,067
374	5.500%, 7/15/30 (Pre-refunded 7/15/21)	7/21 at 100.00	N/R	376,035
410	5.500%, 1/15/36 (Pre-refunded 7/15/21)	7/21 at 100.00	N/R	412,696
4,000	Sandy Springs Public Facilities Authority, Georgia, Revenue Bonds, Sandy Springs City Center Project, Series 2015, 5.000%, 5/01/47 (Pre-refunded 5/01/26)	5/26 at 100.00	Aaa	4,870,440
810	Tift County Hospital Authority, Georgia, Revenue Anticipation Certificates Series 2012, 5.000%, 12/01/38 (Pre-refunded 12/01/22)	12/22 at 100.00	Aa2	869,487
1,000	Valdosta and Lowndes County Hospital Authority, Georgia, Revenue Certificates, South Georgia Medical Center Project, Series 2011B, 5.000%, 10/01/41 (Pre-refunded 10/01/21)	10/21 at 100.00	Aa2	1,016,320
14,780	Total U.S. Guaranteed			17,441,122
	Utilities – 35.7%
500	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2015, 5.000%, 11/01/40	5/25 at 100.00	Aa2	582,315
1,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2017A, 5.000%, 11/01/37	11/27 at 100.00	Aa2	1,246,070
1,635	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2018B, 5.000%, 11/01/47	11/27 at 100.00	Aa2	2,036,425
1,370	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 1999A, 5.500%, 11/01/22 – FGIC Insured	No Opt. Call	Aa2	1,438,569
2,635	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Transmission Corporation Vogtle Project, Series 2012, 2.750%, 1/01/52	5/31 at 100.00	AA-	2,657,397
1,250	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Oglethorpe Power Corporation Vogtle Project, Series 2017C, 4.125%, 11/01/45	2/28 at 100.00	BBB+	1,402,738
2,010	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Oglethorpe Power Corporation Vogtle Project, Series 2017D, 4.125%, 11/01/45	2/28 at 100.00	BBB+	2,255,602
2,000	Cartersville, Georgia, Water and Sewer Revenue Bonds, Series 2018, 5.000%, 6/01/48	6/28 at 100.00	AA-	2,525,360
1,900	Dalton, Georgia, Combined Utilities Revenue Bonds, Series 2017, 5.000%, 3/01/31	3/27 at 100.00	A2	2,308,443
	Dalton, Georgia, Combined Utilities Revenue Bonds, Series 2020:
500	5.000%, 3/01/30	No Opt. Call	A2	654,750
1,000	4.000%, 3/01/34	3/30 at 100.00	A2	1,203,900
1,250	4.000%, 3/01/35	3/30 at 100.00	A2	1,501,863
1,000	4.000%, 3/01/40	3/30 at 100.00	A2	1,178,590
3,410	DeKalb County, Georgia, Water and Sewerage Revenue Bonds, Refunding Series 2006B, 5.250%, 10/01/32 – AGM Insured	10/26 at 100.00	AA	4,225,570
2,500	DeKalb County, Georgia, Water and Sewerage Revenue Bonds, Second Resolution Series 2011A, 5.250%, 10/01/41	10/21 at 100.00	Aa3	2,540,475
	Etowah Water and Sewer Authority, Georgia, Revenue Bonds, Series 2019:
605	5.000%, 3/01/31 – BAM Insured	3/29 at 100.00	AA	773,232
2,000	5.000%, 3/01/32 – BAM Insured	3/29 at 100.00	AA	2,548,680

Nuveen Georgia Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$ 1,000	Fulton County, Georgia, Water and Sewerage Revenue Bonds, Refunding Series 2013, 5.000%, 1/01/33	1/23 at 100.00	AA	$1,072,310
2,000	Georgia Municipal Electric Authority, General Power Revenue Bonds, Series 2012GG, 5.000%, 1/01/43	1/23 at 100.00	A1	2,127,800
1,500	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project M Bonds, Series 2019A, 5.000%, 1/01/56	7/28 at 100.00	A	1,806,465
3,000	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project P Bonds, Series 2019B, 5.000%, 1/01/48	7/28 at 100.00	BBB+	3,614,310
1,200	Griffin, Georgia, Combined Public Utility Revenue Bonds, Refunding Series 2012, 5.000%, 1/01/28 – AGM Insured	1/23 at 100.00	AA	1,287,708
550	Henry County Water and Sewerage Authority, Georgia, Revenue Bonds, Refunding Series 2021, 5.000%, 2/01/25	No Opt. Call	Aa2	642,202
2,000	Henry County Water and Sewerage Authority, Georgia, Revenue Bonds, Series 2012, 5.000%, 2/01/29	2/22 at 100.00	Aa2	2,061,960
320	Macon Water Authority, Georgia, Water and Sewer Revenue Bonds, Series 2020B, 4.000%, 10/01/39	10/30 at 100.00	Aa1	389,853
2,315	Main Street Natural Gas Inc, Georgia, Gas Project Revenue Bonds, Series 2006B, 5.000%, 3/15/22	No Opt. Call	A+	2,400,099
	Main Street Natural Gas Inc, Georgia, Gas Project Revenue Bonds, Series 2007A:
360	5.500%, 9/15/23	No Opt. Call	A+	401,594
2,630	5.500%, 9/15/27	No Opt. Call	A+	3,320,796
2,750	Main Street Natural Gas Inc, Georgia, Gas Supply Revenue Bonds, Series 2019A, 5.000%, 5/15/49	No Opt. Call	A3	4,147,110
1,525	Main Street Natural Gas Inc, Georgia, Gas Supply Revenue Bonds, Series 2019B, 4.000%, 8/01/49 (Mandatory Put 12/02/24)	9/24 at 100.43	Aa1	1,704,111
2,000	Main Street Natural Gas Inc, Georgia, Gas Supply Revenue Bonds, Variable Rate Demand Bonds Series 2018A, 4.000%, 4/01/48 (Mandatory Put 9/01/23)	6/23 at 100.40	Aa2	2,156,000
1,000	Monroe County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company - Scherer Plant, First Series 1995, 2.250%, 7/01/25	6/24 at 100.00	A-	1,029,380
3,325	Monroe, Georgia, Combined Utilities Revenue Bonds, Series 2020, 4.000%, 12/01/45 – AGM Insured	12/30 at 100.00	AA	3,945,611
2,000	Municipal Electric Authority of Georgia, Plant Vogtle Units 3 & 4 Project J Bonds, Series 2019A, 5.000%, 1/01/49	7/28 at 100.00	A	2,414,620
3,500	Municipal Electric Authority of Georgia, Project One Revenue Bonds, Subordinate Lien Series 2015A, 0.000%, 1/01/32	No Opt. Call	A2	2,689,855
2,435	Municipal Electric Authority of Georgia, Project One Revenue Bonds, Subordinate Lien Series 2020A, 5.000%, 1/01/45	1/31 at 100.00	A2	3,084,122
500	Rockdale County, Georgia, Water and Sewerage Revenue Bonds, Series 2020, 5.000%, 7/01/31	7/30 at 100.00	Aa2	668,345
1,500	Sinclair Water Authority, Georgia, Revenue Bonds, Refunding Series 2019, 4.000%, 4/01/44	4/29 at 100.00	AA	1,737,165
1,000	South Fulton Municipal Regional Water and Sewer Authority, Georgia, Revenue Bonds, Refunding Series 2014, 5.000%, 1/01/31	1/24 at 100.00	AA	1,114,510

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)
	Walton County Water and Sewerage Authority, Georgia, Revenue Bonds, Walton-Hard Labor Creek Reservoir Project, Refunding Series 2016A:
$ 540	5.000%, 2/01/36	2/26 at 100.00	Aa2	$642,519
800	5.000%, 2/01/37	2/26 at 100.00	Aa2	951,912
2,000	Warner Robins, Georgia, Water and Sewerage Revenue Bonds, Refunding & Improvement Series 2020, 4.000%, 7/01/50	7/30 at 100.00	Aa3	2,342,340
68,315	Total Utilities			78,832,676
$ 187,801	Total Long-Term Investments (cost $204,647,118)			216,418,349

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.2%
	MUNICIPAL BONDS – 0.2%
	Health Care – 0.2%
$ 302	Baldwin County Hospital Authority, Georgia, Revenue Bonds, Oconee Regional Medical Center, Variable Rate Demand Obligations, Series 2016, 6.500%, 10/01/21 (4), (5)	No Opt. Call	N/R	$ 324,890
$ 302	Total Short-Term Investments (cost $301,472)			324,890
	Total Investments (cost $204,948,590) – 98.3%			216,743,239
	Other Assets Less Liabilities – 1.7%			3,809,448
	Net Assets – 100%			$ 220,552,687
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
(5)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(7)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

Nuveen Louisiana Municipal Bond Fund
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 93.8%
	MUNICIPAL BONDS – 92.3%
	Consumer Discretionary – 0.2%
$ 435	International Falls, Minnesota, Pollution Control Revenue Bonds, Boise Cascade Corporation Project, Refunding Series 1997, 5.650%, 12/01/22	6/21 at 100.00	N/R	$ 435,596
	Consumer Staples – 4.9%
5,320	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1, 3.000%, 6/01/48	6/30 at 100.00	BBB+	5,590,522
500	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Senior Convertible Series 2007A-2, 5.300%, 6/01/37	6/22 at 100.00	B-	521,205
665	Guam Economic Development & Commerce Authority, Tobacco Settlement Asset-Backed Bonds, Series 2007A, 5.250%, 6/01/32	6/21 at 100.00	N/R	665,279
315	New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds, Turbo Term Series 2016A Including 2016A-1, 2016A-2A and 2016A-2B, 5.000%, 6/01/51	6/26 at 100.00	N/R	336,190
2,665	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2013A, 5.250%, 5/15/35	5/23 at 100.00	A-	2,887,261
200	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018B, 5.000%, 6/01/46	6/28 at 100.00	BB+	235,140
1,160	TSASC Inc, New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/48	6/27 at 100.00	N/R	1,267,822
10,825	Total Consumer Staples			11,503,419
	Education and Civic Organizations – 17.3%
1,000	Calcasieu Parish Public Trust Authority, Louisiana, Student Lease Revenue Bonds, McNeese State Univeristy Student Housing-Cowboy Facilities, Inc Project, Refunding Series 2011, 5.000%, 5/01/29 – AGM Insured	5/22 at 100.00	A2	1,041,260
1,025	Jefferson Parish Economic Development and Port District, Louisiana, Kenner Discovery Health Sciences Academy Project, Series 2018A, 5.500%, 6/15/38, 144A	6/28 at 100.00	N/R	1,173,851
815	Lafayette Public Trust Financing Authority, Louisiana, Revenue Bonds, Ragin' Cajun Facilities Inc Project, Refunding Series 2012, 5.000%, 10/01/27 – AGM Insured	10/22 at 100.00	AA	865,359
3,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Louisiana, Revenue Bonds, Ragin' Cajun Facilities Inc- Student Housing & Parking Project, Series 2018, 5.000%, 10/01/48 – AGM Insured	10/27 at 100.00	AA	3,634,500
1,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Louisiana Tech University Student Housing & Recreational Facilities/Innovative Student Facilities, 5.000%, 10/01/34 – AGM Insured	10/25 at 100.00	AA	1,178,370
2,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Louisiana Tech University Student Housing/Innovative Student Facilities Inc Project, Refunding Series, 5.000%, 7/01/33	7/23 at 100.00	A3	2,159,260

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 1,220	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, McNeese State University Student Parking - Cowboy Faciliites, Inc Project, Series 2011, 4.875%, 3/01/42 – AGM Insured	3/22 at 100.00	A2	$1,257,478
2,385	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Nicholls State University Student Recreation Center/NSU Facilities Corporation Project, Refunding, 4.000%, 10/01/38	10/30 at 100.00	BBB	2,640,052
2,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Ragin' Cajun Facilities Inc- Student Housing & Parking Project, Series 2017, 5.000%, 10/01/39 – AGM Insured	10/27 at 100.00	AA	2,466,640
1,500	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southeastern Louisiana University student Housing/University Facilities Project, Series 2017, 5.000%, 8/01/42 – AGM Insured	8/27 at 100.00	AA	1,812,240
1,300	Louisiana Publc Facilities Authority, Lousiana, Revenue Bonds, Lake Charles College Prep Project, Series 2019A, 5.000%, 6/01/39, 144A	6/27 at 100.00	N/R	1,379,378
220	Louisiana Publc Facilities Authority, Lousiana, Revenue Bonds, Tulane University, Refunding Series 2017A, 5.000%, 12/15/30	12/27 at 100.00	A	274,542
2,000	Louisiana Publc Facilities Authority, Lousiana, Revenue Bonds, Tulane University, Refunding Series 2020A, 4.000%, 4/01/40	4/30 at 100.00	A	2,333,320
1,680	Louisiana Publc Facilities Authority, Lousiana, Revenue Bonds, Young Audiences Charter School, Series 2019A, 5.000%, 4/01/39, 144A	4/27 at 100.00	N/R	1,765,613
	Louisiana Public Facilities Authority, Lease Revenue Bonds, Provident Group-Flagship Properties LLC - Louisiana State University GreenHouse District Phase II Project, Series 2017:
200	5.000%, 7/01/42	7/27 at 100.00	A	237,970
1,500	5.000%, 7/01/47	7/27 at 100.00	A	1,774,305
2,595	Louisiana Public Facilities Authority, Lease Revenue Bonds, Provident Group-Flagship Properties LLC - Louisiana State University GreenHouse District Phase III Project, Series 2019A, 5.000%, 7/01/59	7/29 at 100.00	A	3,188,269
	Louisiana Public Facilities Authority, Lease Revenue Bonds, Provident Group-Flagship Properties LLC - Louisiana State University Nicolson Gateway Project, Series 2016A:
1,500	5.000%, 7/01/46	7/26 at 100.00	A	1,732,020
1,910	5.000%, 7/01/56	7/26 at 100.00	A	2,195,430
1,000	Louisiana Public Facilities Authority, Revenue Bonds, Archdiocese of New Orleans, Refunding Series 2017, 5.000%, 7/01/37 (4)	7/27 at 100.00	Caa1	950,000
1,035	Louisiana Public Facilities Authority, Revenue Bonds, Lake Charles Charter Academy Foundation Project, Series 2011A, 8.000%, 12/15/41	12/21 at 100.00	N/R	1,060,554
3,000	Louisiana Public Facilities Authority, Revenue Bonds, Loyola University Project, Refunding Series 2011, 5.000%, 10/01/41	10/21 at 100.00	Baa1	3,018,600
1,500	Louisiana Public Facilities Authority, Revenue Bonds, Southwest Louisiana Charter Academy Foundation Project, Series 2013A, 8.375%, 12/15/43	12/23 at 100.00	N/R	1,594,170
800	Louisiana Public Facilities Authority, Revenue Bonds, University of New Orleans Research and Technology Foundation, Inc- Student Housing Project, Refunding Series 2014, 5.000%, 9/01/31 – AGM Insured	9/24 at 100.00	AA	902,224
36,185	Total Education and Civic Organizations			40,635,405

Nuveen Louisiana Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Energy – 0.6%
$ 1,210	Saint Charles Parish, Louisiana, Gulf Opportunity Zone Revenue Bonds, Valero Project, Series 2010, 4.000%, 12/01/40 (Mandatory Put 6/01/22)	No Opt. Call	BBB	$1,253,257
175	Saint John the Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation Project, Refunding Series 2017A-1, 2.000%, 6/01/37 (Mandatory Put 4/01/23)	No Opt. Call	BBB-	178,936
1,385	Total Energy			1,432,193
	Health Care – 11.1%
	Calcasieu Parish Memorial Hospital Service District, Louisiana, Revenue Bonds, Lake Charles Memorial Hospital, Refunding Series 2019:
715	5.000%, 12/01/34	12/29 at 100.00	BB+	794,108
2,750	5.000%, 12/01/39	12/29 at 100.00	BB+	2,998,242
390	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2019A-2, 5.000%, 8/01/39	8/29 at 100.00	BBB+	487,309
505	Illinois Finance Authority, Revenue Bonds, Ascension Health/fkaPresence Health Network, Series 2016C, 5.000%, 2/15/36	2/27 at 100.00	AA+	611,641
3,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Louisiana, Revenue Bonds, Womans Hospital Foundation Project, Refunding Series 2017A, 5.000%, 10/01/41	10/27 at 100.00	A	3,618,150
2,000	Louisiana Publc Facilities Authority, Lousiana, Revenue Bonds, Christus Health, Refunding Series 2019A, 5.000%, 7/01/48	1/29 at 100.00	A+	2,438,580
1,610	Louisiana Publc Facilities Authority, Lousiana, Revenue Bonds, Ochsner Clinic Foundation Project, Refunding Series 2017, 5.000%, 5/15/46	5/27 at 100.00	A	1,927,234
1,515	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our Lady Health System, Series 1998A, 5.750%, 7/01/25	No Opt. Call	A2	1,681,605
1,000	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our Lady Health System, Series 2017A, 5.000%, 7/01/47	7/27 at 100.00	A	1,200,110
3,000	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Louisiana Children's Medical Center Hospital, Series 2015A-1 Fixed Rate Mode, 5.000%, 6/01/45	6/28 at 100.00	A+	3,602,070
300	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Louisiana Children's Medical Center Hospital, Series 2020A, 4.000%, 6/01/50	6/30 at 100.00	A+	343,485
200	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2015, 5.000%, 5/15/47	5/25 at 100.00	A	227,636
	Saint Tammany Parish Hospital Service District 1, Louisiana, Hospital Revenue Bonds, St Tammany Parish Hospital Project, Refunding Series 2018A:
1,715	5.000%, 7/01/36	7/28 at 100.00	A+	2,109,519
1,400	5.000%, 7/01/37	7/28 at 100.00	A+	1,717,926
1,000	4.000%, 7/01/43	7/28 at 100.00	A+	1,132,710
1,085	Terrebonne Parish Hospital Service District 1, Louisiana, Hospital Revenue Bonds, Terrebonne General Medical Center, Refunding Series 2013, 4.000%, 4/01/33	4/23 at 100.00	A	1,126,653
22,185	Total Health Care			26,016,978
	Housing/Multifamily – 1.3%
1,870	Louisiana Housing Finance Agency, Multifamily Housing Revenue Bonds, Mallard Crossings Apartments, Series 2011, 4.750%, 10/01/29	10/21 at 100.00	AA+	1,888,868

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Housing/Multifamily (continued)
$ 1,000	Louisiana Publc Facilities Authority, Lousiana, Revenue Bonds, Provident Group - HSC Properties Inc - LSU Health Foundation, New Orleans Project, Senior Lien Series 2020A-1, 5.500%, 1/01/50, 144A	1/30 at 100.00	N/R	$ 1,149,500
2,870	Total Housing/Multifamily			3,038,368
	Housing/Single Family – 1.0%
2,100	Louisiana Housing Corporation Single Family Mortgage Revenue Bonds, Home Ownership Series 2020B, 3.500%, 6/01/50	6/29 at 101.21	Aaa	2,327,871
	Industrials – 3.2%
835	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Alcoa Inc Project, Series 2012, 4.750%, 8/01/42	8/22 at 100.00	BBB-	862,238
1,000	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.250%, 12/01/25	12/23 at 100.00	BB-	1,095,190
40	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2018A, 5.250%, 12/01/50 (Mandatory Put 12/01/33)	12/22 at 103.00	BB-	43,411
250	Louisiana Local Government Environmental Facilities and Community Development Authority, Louisiana, Revenue Bonds, Cameron Parish GOMESA Project, Green Series 2018, 5.650%, 11/01/37, 144A	11/28 at 100.00	N/R	295,377
285	Louisiana Local Government Environmental Facilities and Community Development Authority, Louisiana, Revenue Bonds, Jefferson Parish GOMESA Project, Series 2019, 4.000%, 11/01/44, 144A	11/29 at 100.00	N/R	302,342
100	Louisiana Local Government Environmental Facilities and Community Development Authority, Louisiana, Revenue Bonds, Saint John the Baptist Parish GOMESA Project, Series 2019, 3.900%, 11/01/44, 144A	11/29 at 100.00	N/R	105,352
110	Louisiana Local Government Environmental Facilities and Community Development Authority, Louisiana, Revenue Bonds, Saint Martin Parish GOMESA Project, Series 2019, 4.400%, 11/01/44, 144A	11/28 at 100.00	N/R	119,252
2,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Louisiana, Revenue Bonds, Saint Tammany Parish GOMESA Project, Series 2020, 3.875%, 11/01/45, 144A	11/29 at 100.00	N/R	2,101,100
	Louisiana Local Government Environmental Facilities and Community Development Authority, Louisiana, Revenue Bonds, Terrebonne Parish GOMESA Project, Series 2018:
100	5.375%, 11/01/38, 144A	11/28 at 100.00	N/R	116,040
100	5.500%, 11/01/39, 144A	11/28 at 100.00	N/R	113,059
1,000	Louisiana Public Facilities Authority, Solid Waste Disposal Facility Revenue Bonds, Lousiana Pellets Inc Project, Series 2015, 7.000%, 7/01/24 (AMT), 144A (4)	No Opt. Call	N/R	10
200	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A	11/24 at 100.00	N/R	221,330
300	Ohio Water Development Authority, Ohio, Environmental Improvement Bonds, United States Steel Corporation Project, Refunding Series 2011, 6.600%, 5/01/29	11/21 at 100.00	B	305,901
1,000	Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, LP Project, Series 2010A, 6.350%, 10/01/40, 144A	6/30 at 100.00	BB-	1,303,780
205	Saint James Parish, Louisiana, Revenue Bonds, NuStar Logistics, LP Project, Series 2010B, 6.100%, 12/01/40 (Mandatory Put 3/01/30), 144A	No Opt. Call	BB-	263,179

Nuveen Louisiana Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Industrials (continued)
$ 250	Saint Paul Port Authority, Minnesota, Solid Waste Disposal Revenue Bonds, Gerdau Saint Paul Steel Mill Project, Series 2012-7, 4.500%, 10/01/37 (AMT), 144A	10/22 at 100.00	BBB-	$ 255,963
7,775	Total Industrials			7,503,524
	Long-Term Care – 1.3%
2,800	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, The Glen Retirement System Project, Series 2019A, 5.000%, 1/01/49	1/26 at 103.00	N/R	2,714,320
400	Saint Tammany Public Trust Financing Authority, Louisiana, Revenue Bonds, Christwood Project, Refunding Series 2015, 5.250%, 11/15/37	11/24 at 100.00	N/R	432,032
3,200	Total Long-Term Care			3,146,352
	Materials – 1.2%
2,570	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Projects, Refunding Series 2017, 3.500%, 11/01/32	11/27 at 100.00	Baa2	2,859,870
	Tax Obligation/General – 3.6%
	Calcasieu Parish School District 23, Louisiana, General Obligation Bonds, Public School Improvement Series 2019:
1,055	4.000%, 9/01/37 – BAM Insured	9/29 at 100.00	AA	1,240,912
1,600	4.000%, 9/01/38 – BAM Insured	9/29 at 100.00	AA	1,870,912
	Cameron Parish School District 15, Louisiana, General Obligtion Bonds, Series 2021:
265	4.000%, 10/01/37	10/30 at 100.00	BBB	289,051
350	4.000%, 10/01/39	10/30 at 100.00	BBB	379,901
425	4.000%, 10/01/40	10/30 at 100.00	BBB	459,969
735	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 1998, 5.500%, 12/01/21 – FGIC Insured	No Opt. Call	AA	754,375
	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 2015:
125	5.000%, 12/01/27	12/25 at 100.00	AA-	149,119
525	5.000%, 12/01/29	12/25 at 100.00	AA-	624,897
350	New Orleans, Louisiana, General Obligation Bonds, Series 1998, 5.500%, 12/01/21 – FGIC Insured	No Opt. Call	A2	359,226
2,220	Puerto Rico, General Obligation Bonds, Refunding Public Improvement Series 2012A, 5.000%, 7/01/35 – AGM Insured	7/22 at 100.00	AA	2,297,522
7,650	Total Tax Obligation/General			8,425,884
	Tax Obligation/Limited – 18.1%
1,260	Broussard, Louisiana, Sales & Use Tax Revenue Bonds, Recreational Facility Series 2012, 5.000%, 5/01/32	5/22 at 100.00	A-	1,313,210
	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D:
130	5.000%, 11/15/33	11/25 at 100.00	BB	148,311
1,040	5.000%, 11/15/34	11/25 at 100.00	BB	1,184,966
1,000	5.000%, 11/15/39	11/25 at 100.00	BB	1,133,180
170	4.000%, 11/15/39	11/25 at 100.00	BB	183,671

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
$ 1,250	5.000%, 1/01/26	1/22 at 100.00	BB	$1,284,337
1,000	5.125%, 1/01/42	1/22 at 100.00	BB	1,028,200
30	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1, 5.000%, 1/01/42	1/22 at 100.00	BB	30,824
	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2016A:
1,000	5.000%, 12/01/26	No Opt. Call	BB	1,200,230
1,000	5.000%, 12/01/34	12/26 at 100.00	BB	1,165,380
3,000	Jefferson Sales Tax District, Jefferson Parish, Louisiana, Special Sales Tax Revenue Bonds, Series 2017B, 5.000%, 12/01/42 – AGM Insured	12/27 at 100.00	AA	3,732,660
	Jefferson Sales Tax District, Jefferson Parish, Louisiana, Special Sales Tax Revenue Bonds, Series 2019B:
2,000	4.000%, 12/01/38 – AGM Insured	12/29 at 100.00	AA	2,411,440
5,000	4.000%, 12/01/42 – AGM Insured	12/29 at 100.00	AA	5,978,100
505	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Refunding Series 2016A, 5.000%, 6/01/26	No Opt. Call	A1	603,904
	Louisiana Local Government Environmental Facilities and Community Development Authority Revenue Bonds, LCTCS Act 360 Project, Series 2014:
2,000	5.000%, 10/01/35	10/24 at 100.00	A+	2,272,820
2,000	5.000%, 10/01/37	10/24 at 100.00	A+	2,267,500
3,000	5.000%, 10/01/39	10/24 at 100.00	A+	3,394,650
1,435	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Bossier City Projects, Series 2015, 5.000%, 6/01/30	6/25 at 100.00	AA	1,683,370
500	Louisiana Stadium and Exposition District, Revenue Bonds, Bond Anticipation Notes Series 2020, 5.000%, 7/03/23	1/23 at 100.00	AA-	535,660
675	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series 2013A, 5.000%, 7/01/36	7/23 at 100.00	AA-	737,843
	Louisiana State Correctional Facilities Corporation, Lease Revenue Bonds, Office of Juvenile Justice Project, Series 2021:
1,435	4.000%, 10/01/38	10/30 at 100.00	A+	1,720,594
1,490	4.000%, 10/01/39	10/30 at 100.00	A+	1,782,278
365	Public Finance Authority of Wisconsin, Limited Obligation PILOT Revenue Bonds, American Dream @ Meadowlands Project, Series 2017, 5.000%, 12/01/27, 144A	No Opt. Call	N/R	393,273
1,000	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.250%, 7/01/36 – AGC Insured	No Opt. Call	AA	1,090,450
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
2,720	0.000%, 7/01/31	7/28 at 91.88	N/R	2,144,285
344	0.000%, 7/01/46	7/28 at 41.38	N/R	111,996
	Saint Charles Parish School Board, Louisiana, Sales & Use Tax Bonds, Series 2019:
750	4.000%, 8/01/37	8/29 at 100.00	AA	925,432
680	4.000%, 8/01/39	8/29 at 100.00	AA	819,318

Nuveen Louisiana Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 1,000	The Industrial Development Authority of the City of Saint Louis, Missouri, Development Financing Revenue Bonds, Ballpark Village Development Project, Series 2017A, 4.750%, 11/15/47	11/26 at 100.00	N/R	$1,025,310
110	West Trace Community Development District, Westlake, Louisiana, Special Assessment Revenue Bonds, Series 2018, 6.875%, 12/01/46	No Opt. Call	N/R	117,189
37,889	Total Tax Obligation/Limited			42,420,381
	Transportation – 10.3%
1,475	Ascension Parish Industrial development Board, Louisiana, Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.000%, 7/01/36	7/23 at 100.00	N/R	1,567,556
785	Colorado High Performance Transportation Enterprise, C-470 Express Lanes Revenue Bonds, Senior Lien Series 2017, 5.000%, 12/31/51	12/24 at 100.00	BBB	902,852
805	Greater New Orleans Expressway Commission, Louisiana, Revenue Bonds, Refunding Series 2013, 5.000%, 11/01/23 – AGM Insured	No Opt. Call	AA	892,431
1,000	Greater New Orleans Expressway Commission, Louisiana, Toll Revenue Bonds, Subordinate Lien Series 2017, 5.000%, 11/01/47 – AGM Insured	11/25 at 100.00	AA	1,165,520
500	Guam International Airport Authority, Revenue Bonds, Series 2019A, 5.000%, 10/01/22 (AMT)	No Opt. Call	Baa2	525,695
1,000	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines Inc Terminal Improvement Project, Refunding Series 2015B-1, 5.000%, 7/15/30 (AMT)	7/25 at 100.00	B	1,124,280
2,000	Lake Charles Harbor and Terminal District, Louisiana, Revenue Bonds, Series 2013B, 5.000%, 1/01/34 (AMT)	1/24 at 100.00	AA	2,199,680
1,405	Louisiana Public Facilities Authority, Dock and Wharf Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.500%, 7/01/36 (AMT), 144A	7/23 at 100.00	N/R	1,510,192
	New Orleans Aviation Board, Louisiana, General Airport Revenue Bonds, Gilf Opportunity Zone Project, Refunding Series 2019:
200	4.000%, 1/01/37	1/29 at 100.00	A2	233,420
1,000	4.000%, 1/01/38	1/29 at 100.00	A2	1,164,380
1,015	4.000%, 1/01/39	1/29 at 100.00	A2	1,179,268
2,000	New Orleans Aviation Board, Louisiana, General Airport Revenue Bonds, North Terminal Project, Series 2015B, 5.000%, 1/01/35 (AMT)	1/25 at 100.00	A2	2,265,800
	New Orleans Aviation Board, Louisiana, Special Facility Revenue Bonds, Parking Facilities Corporation Consolidated Garage System, Series 2018A:
1,300	5.000%, 10/01/43 – AGM Insured	10/28 at 100.00	AA	1,594,567
2,000	5.000%, 10/01/48 – AGM Insured	10/28 at 100.00	AA	2,422,860
840	New York Transportation Development Corporation, New York, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, 5.000%, 7/01/46 (AMT)	7/24 at 100.00	BBB	950,536
2,750	Port New Orleans Board of Commissioners, Louisiana, Revenue Bonds, Port Facilities, Refunding Series 2018B, 5.000%, 4/01/45 – AGM Insured (AMT)	4/28 at 100.00	AA	3,263,453
1,000	Virginia Small Business Financing Authority, Private Activity Revenue Bonds, Transform 66 P3 Project, Senior Lien Series 2017, 5.000%, 12/31/56 (AMT)	6/27 at 100.00	BBB	1,200,000
21,075	Total Transportation			24,162,490

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed – 8.1% (5)
$ 1,000	East Baton Rouge Sewerage Commission, Louisiana, Revenue Bonds, Refunding Series 2014B, 5.000%, 2/01/39 (Pre-refunded 2/01/25)	2/25 at 100.00	AA-	$1,169,920
1,980	Jefferson Parish Hospital Service District 2, Louisiana, Hospital Revenue Bonds, East Jefferson General Hospital, Refunding Series 2011, 6.375%, 7/01/41 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R	1,989,940
1,000	Kenner Consolidated Sewer District, Louisiana, Sewer Revenue Bonds, Series 2011, 5.000%, 11/01/36 (Pre-refunded 11/01/21) – AGM Insured	11/21 at 100.00	AA	1,020,220
900	Louisiana Local Government Environmental Facilities and Community Development Authority Revenue Bonds, Bossier Parish Public Improvement Projects, Series 2012, 5.000%, 3/01/42 (Pre-refunded 3/01/22)	3/22 at 100.00	Aa3	933,138
1,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Baton Rouge Community College Facilities Corporation Project, Refunding Series 2011, 5.000%, 12/01/26 (Pre-refunded 12/01/21) – AGM Insured	12/21 at 100.00	AA	1,024,550
1,500	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, East Baton Rouge Sewerage Commission Projects, Subordinate Lien Series 2014A, 5.000%, 2/01/39 (Pre-refunded 2/01/24)	2/24 at 100.00	A+	1,690,755
1,575	Louisiana Public Facilities Authority, Hospital Revenue and Refunding Bonds, Lafayette General Medical Center Project, Series 2016A, 5.000%, 11/01/41 (Pre-refunded 11/01/25)	11/25 at 100.00	N/R	1,891,654
25	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our Lady Health System, Series 1998A, 5.750%, 7/01/25 (ETM)	No Opt. Call	A2	30,362
1,500	Louisiana State, Highway Improvement Revenue Bonds, Series 2014A, 5.000%, 6/15/34 (Pre-refunded 6/15/24)	6/24 at 100.00	AA	1,713,885
1,500	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Refunding Series 2014, 4.250%, 6/01/34 (Pre-refunded 6/01/24)	6/24 at 100.00	A	1,677,600
1,315	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Series 2015, 5.000%, 6/01/40 (Pre-refunded 6/01/25)	6/25 at 100.00	A	1,544,323
200	New Orleans, Louisiana, Water Revenue Bonds, Refunding Series 2014, 5.000%, 12/01/34 (Pre-refunded 12/01/24)	12/24 at 100.00	A-	231,540
	Port New Orleans Board of Commissioners, Louisiana, Revenue Bonds, Port Facilities, Refunding Series 2013B:
1,245	5.000%, 4/01/31 (Pre-refunded 4/01/23) (AMT)	4/23 at 100.00	A	1,349,094
500	5.000%, 4/01/32 (Pre-refunded 4/01/23) (AMT)	4/23 at 100.00	A	541,805
500	Shreveport, Louisiana, General Obligation Bonds, Series 2011, 5.000%, 8/01/31 (Pre-refunded 8/01/21)	8/21 at 100.00	BBB+	504,000
1,500	Terrebonne Parish Waterworks District 1, Louisiana, Water Revenue Bonds, Series 2012A, 5.000%, 11/01/37 (Pre-refunded 11/01/22)	11/22 at 100.00	AA-	1,601,820
17,240	Total U.S. Guaranteed			18,914,606
	Utilities – 10.1%
1,665	East Baton Rouge Sewerage Commission, Louisiana, Revenue Bonds, Refunding Series 2019A, 4.000%, 2/01/45	2/29 at 100.00	AA-	1,961,270
2,000	Guam Power Authority, Revenue Bonds, Refunding Series 2017A, 5.000%, 10/01/37	10/27 at 100.00	BBB	2,326,200
1,500	Louisiana Energy and Power Authority, Power Project Revenue Bonds, LEPA Unit 1, Series 2013A, 5.250%, 6/01/38 – AGM Insured	6/23 at 100.00	AA	1,643,160

Nuveen Louisiana Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$ 2,200	Louisiana Local Government Environmental Facilities and Community Development Authority, Louisiana, Revenue Bonds, Entergy Lousiana, LLC Project, Refunding Series 2021B, 2.500%, 4/01/36	4/26 at 100.00	A	$2,242,570
4,750	Louisiana Public Facilities Authority, Revenue Bonds, Cleco Power LLC Project, Series 2008, 4.250%, 12/01/38	5/23 at 100.00	A3	4,970,542
1,000	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Series 2020B, 4.000%, 6/01/50	6/30 at 100.00	A	1,149,350
2,130	Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/21 (4)	No Opt. Call	N/R	2,663
1,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (4)	No Opt. Call	N/R	1,250
1,000	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2009A, 4.375%, 6/01/33 (Mandatory Put 6/01/22)	No Opt. Call	N/R	1,028,500
310	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2005A, 3.750%, 12/01/40 (4)	No Opt. Call	N/R	388
1,500	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A, 5.250%, 7/01/42	7/22 at 100.00	CCC	1,587,540
365	Shreveport, Louisiana, Water and Sewer Revenue Bonds, Junior Lien Series 2019B, 4.000%, 12/01/49 – AGM Insured	12/28 at 100.00	AA	412,428
1,500	Shreveport, Louisiana, Water and Sewer Revenue Bonds, Refunding Series 2020B, 3.000%, 12/01/50	12/30 at 100.00	A-	1,593,060
1,500	Shreveport, Louisiana, Water and Sewer Revenue Bonds, Series 2003A Refunding, 5.000%, 12/01/32 – BAM Insured	12/28 at 100.00	AA	1,917,195
2,000	Shreveport, Louisiana, Water and Sewer Revenue Bonds, Series 2016B, 5.000%, 12/01/41 – BAM Insured	12/26 at 100.00	AA	2,402,680
500	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Series 2007B, 5.000%, 7/01/31	6/21 at 100.00	CCC	474,150
24,920	Total Utilities			23,712,946
$ 198,304	Total Municipal Bonds (cost $203,781,757)			216,535,883

Shares	Description (1)	Value
	COMMON STOCKS – 1.5%
	Electric Utilities – 1.5%
111,006	Energy Harbor Corp, (6), (7), (8)	$ 3,533,654
	Total Common Stocks (cost $2,755,685)	3,533,654
	Total Long-Term Investments (cost $206,537,442)	220,069,537

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.1%
	MUNICIPAL BONDS – 0.1%
	Tax Obligation/Limited – 0.1%
$ 300	Louisiana Public Facilities Authority, Equipment and Capital Facilities Loan Program Revenue Bonds, Variable Rate Demand Obligations, Series 2004, 0.290%, 7/01/21	6/21 at 100.00	VMIG-1	$ 300,000
$ 300	Total Short-Term Investments (cost $300,000)			300,000
	Total Investments (cost $206,837,442) – 93.9%			220,369,537
	Other Assets Less Liabilities – 6.1%			14,401,809
	Net Assets – 100%			$ 234,771,346
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)	Common Stock received as part of the bankruptcy settlement during February 2020 for Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A; Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A; and Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2005A.
(7)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
(8)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
See accompanying notes to financial statements.

Nuveen North Carolina Municipal Bond Fund
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 99.2%
	MUNICIPAL BONDS – 99.2%
	Education and Civic Organizations – 14.4%
$ 1,995	Appalachian State University, North Carolina, General Revenue Bonds, Millennial Campus End Zone Project, Series 2018, 5.000%, 5/01/44	5/28 at 100.00	A1	$2,470,189
2,000	Appalachian State University, North Carolina, General Revenue Bonds, Series 2019, 4.000%, 10/01/48	10/29 at 100.00	Aa3	2,321,040
1,000	Board of Governors of the University of North Carolina, Winston-Salem State University General Revenue Bonds, Series 2013, 5.000%, 4/01/33	4/22 at 100.00	A3	1,028,200
2,000	East Carolina University, North Carolina, General Revenue Bonds, Series 2016A, 5.000%, 10/01/29	4/26 at 100.00	AA-	2,395,480
	Elizabeth City State University, North Carolina, General Revenue Bonds, Series 2019:
620	5.000%, 4/01/26 – AGM Insured	No Opt. Call	AA	743,225
645	5.000%, 4/01/27 – AGM Insured	No Opt. Call	AA	794,408
425	5.000%, 4/01/28 – AGM Insured	No Opt. Call	AA	531,216
465	5.000%, 4/01/29 – AGM Insured	No Opt. Call	AA	590,722
745	5.000%, 4/01/30 – AGM Insured	4/29 at 100.00	AA	939,326
1,500	5.000%, 4/01/40 – AGM Insured	4/29 at 100.00	AA	1,837,140
4,500	North Carolina Agricultural & Technical State University, General Revenue Bonds, Refunding Series 2015A, 5.000%, 10/01/40	10/25 at 100.00	AA-	5,310,675
2,000	North Carolina Capital Facilities Finance Agency, Revenue Bonds, Davidson College, Series 2014, 5.000%, 3/01/45	3/22 at 100.00	AA+	2,065,740
1,000	North Carolina Capital Facilities Finance Agency, Revenue Bonds, Johnson & Wales University, Series 2013A, 5.000%, 4/01/28	4/23 at 100.00	A-	1,073,870
	North Carolina Capital Facilities Financing Agency, Educational Facilities Revenue Bond, Meredith College, Refunding Series 2016:
800	4.000%, 6/01/33	6/26 at 100.00	BBB+	884,832
685	4.000%, 6/01/34	6/26 at 100.00	BBB+	756,254
5,000	North Carolina Capital Facilities Financing Agency, Educational Facilities Revenue Bond, Meredith College, Refunding Series 2018, 5.000%, 6/01/38	6/26 at 100.00	BBB+	5,767,950
7,500	North Carolina Capital Facilities Financing Agency, Educational Facility Revenue Bonds, Wake Forest University, Refunding Series 2018, 5.000%, 1/01/48	1/28 at 100.00	AA	9,104,550
	North Carolina Central University, General Revenue Bonds, Refunding Series 2016:
3,140	5.000%, 10/01/26	4/26 at 100.00	A3	3,712,328
3,215	5.000%, 10/01/27	4/26 at 100.00	A3	3,793,186
1,035	North Carolina Central University, General Revenue Bonds, Series 2019, 5.000%, 4/01/38	4/29 at 100.00	A3	1,271,694
1,745	North Carolina State University at Raleigh, General Revenue Bonds, Series 2020A, 5.000%, 10/01/31	4/30 at 100.00	Aa1	2,318,896
5,000	University of North Carolina, Asheville, General Revenue Bonds, Refunding Series 2017, 5.000%, 6/01/42	6/26 at 100.00	A1	5,982,750

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	University of North Carolina, Asheville, General Revenue Bonds, Refunding Series 2019:
$ 1,025	5.000%, 6/01/30	6/29 at 100.00	A1	$1,323,849
1,000	5.000%, 6/01/31	6/29 at 100.00	A1	1,285,300
1,125	5.000%, 6/01/32	6/29 at 100.00	A1	1,442,160
1,180	5.000%, 6/01/33	6/29 at 100.00	A1	1,508,205
1,240	5.000%, 6/01/34	6/29 at 100.00	A1	1,580,578
4,590	University of North Carolina, Charlotte, General Revenue Bonds, Refunding Series 2015, 5.000%, 4/01/45	4/25 at 100.00	Aa3	5,279,005
230	University of North Carolina, Charlotte, General Revenue Bonds, Refunding Series 2017A, 5.000%, 10/01/31	10/27 at 100.00	Aa3	286,389
	University of North Carolina, Charlotte, General Revenue Bonds, Series 2017:
7,515	5.000%, 10/01/42	10/27 at 100.00	Aa3	9,209,106
1,250	5.000%, 10/01/47	10/27 at 100.00	Aa3	1,528,238
4,415	University of North Carolina, Charlotte, General Revenue Bonds, Series 2020A, 4.000%, 10/01/45	10/29 at 100.00	Aa3	5,194,689
	University of North Carolina, Greensboro, General Revenue Bonds, Refunding Series 2017:
1,000	5.000%, 4/01/30	4/28 at 100.00	Aa3	1,255,020
835	5.000%, 4/01/31	4/28 at 100.00	Aa3	1,044,877
	University of North Carolina, Greensboro, General Revenue Bonds, Series 2014:
1,085	5.000%, 4/01/32	4/24 at 100.00	Aa3	1,216,697
2,070	5.000%, 4/01/39	4/24 at 100.00	Aa3	2,311,962
6,000	University of North Carolina, Greensboro, General Revenue Bonds, Series 2018, 5.000%, 4/01/43	4/28 at 100.00	Aa3	7,334,580
	University of North Carolina, Wilmington, General Revenue Bonds, Refunding Series 2019B:
1,000	5.000%, 10/01/34	10/29 at 100.00	Aa3	1,295,720
1,275	5.000%, 10/01/35	10/29 at 100.00	Aa3	1,648,868
595	4.000%, 10/01/36	10/29 at 100.00	Aa3	715,404
2,045	4.000%, 10/01/37	10/29 at 100.00	Aa3	2,452,200
4,500	Western Carolina University, North Carolina, General Revenue Bonds, Series 2018, 5.000%, 10/01/43	4/28 at 100.00	Aa3	5,467,005
2,910	Western Carolina University, North Carolina, General Revenue Bonds, Series 2020B, 4.000%, 4/01/45	4/30 at 100.00	Aa3	3,426,380
93,900	Total Education and Civic Organizations			112,499,903
	Health Care – 12.1%
1,615	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Refunding Series 2012A, 5.000%, 1/15/31	1/22 at 100.00	AA-	1,657,184
	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Refunding Series 2016A:
2,000	5.000%, 1/15/25	No Opt. Call	AA-	2,330,900
3,000	5.000%, 1/15/36	1/26 at 100.00	AA-	3,522,750
1,685	5.000%, 1/15/40	1/26 at 100.00	AA-	1,960,127

Nuveen North Carolina Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 10,000	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Variable Rate Demand Series 2021D, 5.000%, 1/15/49 (Mandatory Put 12/01/31)	No Opt. Call	AA-	$13,689,400
1,000	Nash Health Care Systems, North Carolina, Health Care Facilities Revenue Bonds, Series 2012, 4.250%, 11/01/32	5/22 at 100.00	BBB	1,018,810
7,480	North Carolina Medial Care Commission, Health Care Facilities Revenue Bonds, Rex Healthcare, Series 2020A, 4.000%, 7/01/49	1/30 at 100.00	AA-	8,521,216
555	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Duke University Health System, Refunding Series 2016A, 5.000%, 6/01/28	No Opt. Call	AA	710,250
	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Novant Health Obligated Group, Series 2019A:
14,905	4.000%, 11/01/49	11/29 at 100.00	AA-	17,334,217
5,000	4.000%, 11/01/52	11/29 at 100.00	AA-	5,762,350
2,950	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Rex Healthcare, Series 2015A, 5.000%, 7/01/44	7/25 at 100.00	AA-	3,420,791
5,860	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Vidant Health, Refunding Series 2015, 5.000%, 6/01/40	6/25 at 100.00	A+	6,803,694
2,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Wake Forest Baptist Obligated Group, Series 2012A, 5.000%, 12/01/45	12/22 at 100.00	AA-	2,115,980
5,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, WakeMed, Refunding Series 2012A, 5.000%, 10/01/27	10/22 at 100.00	A+	5,292,600
	North Carolina Medical Care Commission, Health Care Facilities Revenues Bonds, Wake Forest Baptist Obligated Group, Series 2019A:
1,000	5.000%, 12/01/31	12/28 at 100.00	AA-	1,256,130
1,000	5.000%, 12/01/33	12/28 at 100.00	AA-	1,249,450
1,280	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Scotland Memorial Hospital, Series 1999, 5.500%, 10/01/29 – RAAI Insured	6/21 at 100.00	AA	1,284,122
	North Carolina Medical Care Commission, Hospital Revenue Bonds, CaroMont Health A/K/A Gaston Health, Series 2021A:
760	5.000%, 2/01/28	No Opt. Call	AA-	963,315
330	5.000%, 2/01/51(Mandatory Put 2/01/26)	2/26 at 100.00	AA-	397,356
	North Carolina Medical Care Commission, Hospital Revenue Bonds, Southeastern Regional Medical Center, Refunding Series 2012:
865	5.000%, 6/01/25	6/22 at 100.00	BBB+	900,923
2,000	5.000%, 6/01/32	6/22 at 100.00	BBB+	2,065,980
	University of North Carolina, Chapel Hill, Revenue Bonds, Hospital System, Series 2019:
4,010	5.000%, 2/01/45	No Opt. Call	AA	6,014,800
4,060	5.000%, 2/01/49	No Opt. Call	AA	6,269,330
78,355	Total Health Care			94,541,675
	Housing/Single Family – 1.0%
6,955	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, 1998 Trust Agreement, Series 2020-44, 4.000%, 7/01/50	7/29 at 100.00	AA+	7,814,221

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Long-Term Care – 1.1%
	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Lutheran Services for the Aging, Series 2021A:
$ 280	4.000%, 3/01/29 (WI/DD, Settling 6/10/21)	3/28 at 103.00	N/R	$314,980
285	4.000%, 3/01/30 (WI/DD, Settling 6/10/21)	3/28 at 103.00	N/R	320,628
295	4.000%, 3/01/31 (WI/DD, Settling 6/10/21)	3/28 at 103.00	N/R	329,713
1,500	North Carolina Medical Care Commission, Retirement Facilities First Mortgage Revenue Bonds, Sharon Towers, Series 2019A, 5.000%, 7/01/49	7/26 at 103.00	N/R	1,671,465
950	North Carolina Medical Care Commission, Retirement Facilities First Mortgage Revenue Bonds, The Forest at Duke, Inc, Series 2021, 4.000%, 9/01/46 (WI/DD, Settling 6/03/21)	9/28 at 103.00	BBB	1,095,179
2,735	North Carolina Medical Care Commission, Retirement Facilities First Mortgage Revenue Bonds, United Methodist Retirement Homes, Refunding Series 2013A, 5.000%, 10/01/33	10/23 at 100.00	N/R	2,907,961
	North Carolina Medical Care Commission, Retirement Facilities First Mortgage Revenue Bonds, United Methodist Retirement Homes, Refunding Series 2016A:
550	5.000%, 10/01/30	10/26 at 100.00	BBB	649,489
225	5.000%, 10/01/31	10/26 at 100.00	BBB	264,562
725	North Carolina Medical Care Commission, Revenue Bonds, First Mortgage Galloway Ridge Project, Refunding Series 2019A, 5.000%, 1/01/39	1/27 at 103.00	N/R	818,605
7,545	Total Long-Term Care			8,372,582
	Materials – 0.2%
1,775	Columbus County Industrial Facilities and Pollution Control Financing Authority, North Carolina, Recovery Zone Facility Bonds, International Paper Company Project, Refunding Series 2020A, 1.375%, 5/01/34 (Mandatory Put 6/16/25)	No Opt. Call	BBB	1,829,084
	Tax Obligation/General – 13.1%
	Asheville, North Carolina, General Obligation Bonds, Refunding Series 2020A:
1,040	2.000%, 6/01/37	6/30 at 100.00	AAA	1,057,846
1,040	2.000%, 6/01/40	6/30 at 100.00	AAA	1,047,592
	Charlotte, North Carolina, General Obligation Bonds, Refunding Series 2016A:
1,000	5.000%, 7/01/28	7/26 at 100.00	AAA	1,217,020
1,250	5.000%, 7/01/30	7/26 at 100.00	AAA	1,516,037
2,000	Charlotte, North Carolina, General Obligation Bonds, Refunding Series 2019A, 5.000%, 6/01/34	6/29 at 100.00	AAA	2,602,100
	Davidson County, North Carolina, General Obligation Bonds, Refunding Series 2016:
300	5.000%, 6/01/25	No Opt. Call	Aa1	354,276
1,150	5.000%, 6/01/26	No Opt. Call	Aa1	1,402,862
1,000	5.000%, 6/01/28	6/26 at 100.00	Aa2	1,205,860
1,795	5.000%, 6/01/30	6/26 at 100.00	Aa2	2,154,772
	Durham, North Carolina, General Obligation Bonds, Refunding Series 2021:
575	5.000%, 6/01/28	No Opt. Call	AAA	743,073
750	5.000%, 6/01/31	No Opt. Call	AAA	1,033,762
1,500	Forsyth County, North Carolina, General Obligation Bonds, Limited Obligation Series 2009, 5.000%, 4/01/30	6/21 at 100.00	AA+	1,505,130

Nuveen North Carolina Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 5,300	Forsyth County, North Carolina, General Obligation Bonds, Public Improvement Series 2021B, 4.000%, 3/01/32	3/31 at 100.00	AAA	$6,722,308
2,190	Greensboro, North Carolina, General Obligation Bonds, Refunding Series 2020C, 4.000%, 2/01/26	No Opt. Call	AAA	2,548,415
1,000	Guilford County, North Carolina, General Obligation Bonds, Public Improvement Series 2017B, 5.000%, 5/01/26	No Opt. Call	AAA	1,220,540
2,285	Guilford County, North Carolina, General Obligation Bonds, Refunding Series 2017, 5.000%, 3/01/27	No Opt. Call	AAA	2,859,198
2,000	Mecklenburg County, North Carolina, General Obligation Bonds, Refunding Series 2013A, 5.000%, 12/01/26	No Opt. Call	AAA	2,485,840
	New Hanover County, North Carolina, General Obligation Bonds, Refunding Series 2021A:
2,715	4.000%, 8/01/27	No Opt. Call	AAA	3,272,634
1,165	4.000%, 8/01/28	No Opt. Call	AAA	1,431,296
760	4.000%, 8/01/29	No Opt. Call	AAA	948,556
600	4.000%, 8/01/30	No Opt. Call	AAA	759,000
	North Carolina State, General Obligation Bonds, Connect NC Public Improvement Series 2019B:
670	5.000%, 6/01/28	No Opt. Call	AAA	864,253
5,000	5.000%, 6/01/29	No Opt. Call	AAA	6,596,700
3,000	5.000%, 6/01/30	6/29 at 100.00	AAA	3,928,050
5,000	North Carolina State, General Obligation Bonds, Connect NC Public Improvement Series 2020A, 5.000%, 6/01/29	No Opt. Call	AAA	6,596,700
4,000	North Carolina State, General Obligation Bonds, Refunding Series 2014A, 5.000%, 6/01/23	No Opt. Call	AAA	4,388,800
11,570	North Carolina State, General Obligation Bonds, Series 2015A, 5.000%, 6/01/24 (UB) (4)	No Opt. Call	AAA	13,216,874
	Pender County, North Carolina, Limited General Obligation Bonds, Series 2020A:
555	3.000%, 6/01/40	6/30 at 100.00	Aa3	610,028
500	3.000%, 6/01/45	6/30 at 100.00	Aa3	540,515
2,000	Raleigh, North Carolina, General Obligation Bonds, Refunding Series 2016A, 5.000%, 9/01/26	No Opt. Call	AAA	2,466,240
1,260	Sampson County Water & Sewer District II, North Carolina, General Obligation Bonds, Refunding Series 2015, 5.000%, 6/01/40	6/25 at 100.00	A1	1,469,941
4,740	Wake County, North Carolina, General Obligation Bonds, Public Improvement Series 2021, 5.000%, 4/01/31	No Opt. Call	AAA	6,504,844
500	Wake County, North Carolina, Limited Obligation Bonds, Refunding Series 2016A, 5.000%, 12/01/35	12/26 at 100.00	AA+	611,390
	Wake County, North Carolina, Limited Obligation Bonds, Series 2018A:
2,000	5.000%, 8/01/32	8/28 at 100.00	AA+	2,544,220
2,045	5.000%, 8/01/36	8/28 at 100.00	AA+	2,586,618
2,000	Wake County, North Carolina, Limited Obligation Bonds, Series 2019, 5.000%, 9/01/36	9/29 at 100.00	AA+	2,578,220
3,500	Wake County, North Carolina, Limited Obligation Bonds, Series 2021, 4.000%, 3/01/33	3/31 at 100.00	AA+	4,408,985
2,060	Wilmington, North Carolina, General Obligation Bonds, Series 2021A, 5.000%, 5/01/31	No Opt. Call	AAA	2,829,678

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Winston-Salem, North Carolina, General Obligation Bonds, Refunding Series 2020D:
$ 150	5.000%, 6/01/26	No Opt. Call	AAA	$183,563
200	5.000%, 6/01/27	No Opt. Call	AAA	252,022
175	5.000%, 6/01/28	No Opt. Call	AAA	226,153
250	5.000%, 6/01/29	No Opt. Call	AAA	330,515
290	5.000%, 6/01/31	No Opt. Call	AAA	400,052
82,880	Total Tax Obligation/General			102,222,478
	Tax Obligation/Limited – 23.3%
	Asheville, North Carolina, Special Obligation Bonds, Series 2021:
830	5.000%, 4/01/27	No Opt. Call	AA	1,036,703
1,530	5.000%, 4/01/29	No Opt. Call	AA	2,001,944
650	5.000%, 4/01/30	No Opt. Call	AA	867,776
655	5.000%, 4/01/31	No Opt. Call	AA	893,020
	Buncombe County, North Carolina, Limited Obligation Bonds, Refunding Series 2015:
1,250	5.000%, 6/01/33	6/25 at 100.00	AA+	1,466,188
1,375	5.000%, 6/01/35	6/25 at 100.00	AA+	1,609,094
	Burke County, North Carolina, Limited Obligation Bonds, Series 2018:
400	5.000%, 4/01/29	4/27 at 100.00	Aa3	492,952
100	5.000%, 4/01/31	4/27 at 100.00	Aa3	122,654
	Charlotte, North Carolina, Certificates of Participation, Convention Facilities Project, Series 2019A:
1,010	5.000%, 6/01/40	6/29 at 100.00	AA+	1,286,700
3,500	5.000%, 6/01/44	6/29 at 100.00	AA+	4,447,485
	Charlotte, North Carolina, Certificates of Participation, Refunding Cultural Arts Facilities Series 2019B:
4,080	5.000%, 6/01/35	6/29 at 100.00	AA+	5,238,924
1,930	5.000%, 6/01/37	6/29 at 100.00	AA+	2,465,228
2,450	4.000%, 6/01/38	6/29 at 100.00	AA+	2,933,507
2,505	Charlotte, North Carolina, Storm Water Fee Revenue Bonds, Refunding Series 2014, 5.000%, 12/01/39	12/24 at 100.00	AAA	2,890,970
	Charlotte, North Carolina, Storm Water Fee Revenue Bonds, Series 2020:
645	5.000%, 12/01/28	No Opt. Call	AAA	844,479
710	5.000%, 12/01/30	No Opt. Call	AAA	968,930
520	5.000%, 12/01/31	12/30 at 100.00	AAA	706,846
800	5.000%, 12/01/32	12/30 at 100.00	AAA	1,083,064
625	4.000%, 12/01/34	12/30 at 100.00	AAA	785,181
	Cumberland County, North Carolina, Limited Obligation Bonds, Series 2021:
500	4.000%, 11/01/28	No Opt. Call	AA	614,540
500	4.000%, 11/01/30	No Opt. Call	AA	632,090

Nuveen North Carolina Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Dare County, North Carolina, Limited Obligation Bonds, Series 2021A:
$ 500	4.000%, 6/01/22	No Opt. Call	AA	$519,410
500	4.000%, 6/01/24	No Opt. Call	AA	555,450
500	4.000%, 6/01/27	No Opt. Call	AA	598,020
500	4.000%, 6/01/29	No Opt. Call	AA	618,930
	Davidson County, North Carolina, Limited Obligation Bonds, Series 2020:
500	4.000%, 6/01/38	6/30 at 100.00	Aa2	601,365
500	4.000%, 6/01/39	6/30 at 100.00	Aa2	599,815
	Duplin County, North Carolina, Limited Obligation Bonds, County Water Districts, Series 2016:
1,475	5.000%, 4/01/32	4/26 at 100.00	A+	1,724,142
1,000	5.000%, 4/01/34	4/26 at 100.00	A+	1,164,670
1,265	Durham Capital Financing Corporation, Durham County, North Carolina, Limited Obligation Bonds, Refunding Series 2016, 5.000%, 12/01/30	12/26 at 100.00	AA+	1,550,106
2,535	Greensboro, North Carolina, Limited Obligation Bonds, Coliseum Complex Project, Series 2018A, 5.000%, 4/01/42	4/28 at 100.00	AA+	3,178,865
	Henderson County, North Carolina, Limited Obligation Bonds, Series 2021:
430	4.000%, 6/01/25	No Opt. Call	AA	491,137
160	4.000%, 6/01/26	No Opt. Call	AA	187,474
265	4.000%, 6/01/28	No Opt. Call	AA	323,592
335	4.000%, 6/01/30	No Opt. Call	AA	420,928
200	4.000%, 6/01/32	6/31 at 100.00	AA	253,470
420	4.000%, 6/01/33	6/31 at 100.00	AA	530,330
341	Hillsborough, North Carolina, Special Assessement Revenue Bonds, Series 2013, 7.750%, 2/01/24	2/23 at 100.00	N/R	353,603
	Johnston County Finance Corporation, North Carolina, Limited Obligation Bonds, Series 2020A:
1,145	5.000%, 4/01/31	4/30 at 100.00	AA	1,521,900
800	5.000%, 4/01/32	4/30 at 100.00	AA	1,057,632
555	5.000%, 4/01/33	4/30 at 100.00	AA	731,412
1,000	3.000%, 4/01/38	4/30 at 100.00	AA	1,118,420
	Mooresville, North Carolina, Limited Obligation Bonds, Series 2020A:
350	4.000%, 10/01/27	No Opt. Call	AA	421,383
300	4.000%, 10/01/28	No Opt. Call	AA	367,491
280	4.000%, 10/01/29	No Opt. Call	AA	348,328
220	4.000%, 10/01/30	No Opt. Call	AA	277,521
125	4.000%, 10/01/32	10/30 at 100.00	AA	156,126
150	4.000%, 10/01/33	10/30 at 100.00	AA	186,719
700	3.000%, 10/01/36	10/30 at 100.00	AA	790,706
	Mooresville, North Carolina, Special Assessment Revenue Bonds, Series 2015:
465	4.375%, 3/01/25, 144A	No Opt. Call	N/R	477,913
1,600	5.375%, 3/01/40, 144A	3/25 at 100.00	N/R	1,660,416

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 3,620	New Hanover County, North Carolina, Limited Obligation Bonds, New Hanover County Financing Corporation, Series 2021, 5.000%, 8/01/29	No Opt. Call	AA+	$4,782,997
5,000	North Carolina State, Limited Obligation Bonds, Refunding Series 2014C, 5.000%, 5/01/25	5/24 at 100.00	AA+	5,682,900
	North Carolina State, Limited Obligation Bonds, Refunding Series 2017B:
12,690	5.000%, 5/01/29	5/27 at 100.00	AA+	15,754,508
8,950	5.000%, 5/01/30	5/27 at 100.00	AA+	11,063,632
	North Carolina State, Limited Obligation Bonds, Series 2019A:
2,500	5.000%, 5/01/31	5/29 at 100.00	AA+	3,239,975
2,500	5.000%, 5/01/32	5/29 at 100.00	AA+	3,233,350
	North Carolina State, Limited Obligation Bonds, Series 2020B:
7,600	5.000%, 5/01/28	No Opt. Call	AA+	9,766,000
4,315	5.000%, 5/01/29	No Opt. Call	AA+	5,663,567
4,125	5.000%, 5/01/30	No Opt. Call	AA+	5,519,827
2,000	5.000%, 5/01/32	5/30 at 100.00	AA+	2,655,200
5,775	4.000%, 5/01/35	5/30 at 100.00	AA+	7,119,593
	North Carolina Turnpike Authority, Monroe Connector System State Appropriation Bonds, Series 2011:
1,810	5.000%, 7/01/29	7/21 at 100.00	AA+	1,817,113
9,375	5.000%, 7/01/36	7/21 at 100.00	AA+	9,411,844
500	5.000%, 7/01/41	7/21 at 100.00	AA+	501,965
1,000	Onslow County, North Carolina, Limited Obligation Bonds, Series 2016, 5.000%, 10/01/27	10/26 at 100.00	Aa2	1,224,560
11,946	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1, 4.500%, 7/01/34	7/25 at 100.00	N/R	13,149,918
2,200	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured Cofina Project Series 2019A-2A, 4.550%, 7/01/40	7/28 at 100.00	N/R	2,472,140
	Raleigh, North Carolina, Limited Obligation Bonds, Series 2014A:
455	5.000%, 10/01/33	10/24 at 100.00	AA+	522,954
750	5.000%, 10/01/34	10/24 at 100.00	AA+	862,013
	Raleigh, North Carolina, Limited Obligation Bonds, Series 2020A:
795	2.000%, 6/01/36	6/30 at 100.00	AA+	796,129
1,000	2.125%, 6/01/37	6/30 at 100.00	AA+	1,008,380
1,000	2.125%, 6/01/38	6/30 at 100.00	AA+	1,005,760
1,000	2.250%, 6/01/39	6/30 at 100.00	AA+	1,015,700
1,000	2.250%, 6/01/40	6/30 at 100.00	AA+	1,011,310
1,000	Rocky Mount, North Carolina, Special Obligation Bonds, Series 2016, 5.000%, 5/01/29	5/26 at 100.00	AA+	1,197,720
2,950	Sampson Area Development Corporation, Sampson County, North Carolina, Installment Payment Revenue Bonds, Refunding Series 2010, 5.250%, 6/01/24 – AGM Insured	No Opt. Call	AA	3,229,630
2,445	Sampson County, North Carolina, Limited Obligaiton Bonds, Refunding Series 2015, 5.000%, 12/01/35	12/25 at 100.00	A1	2,881,799

Nuveen North Carolina Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Sampson County, North Carolina, Limited Obligaiton Bonds, Refunding Series 2017:
$ 300	5.000%, 9/01/29	9/27 at 100.00	A1	$370,500
3,570	5.000%, 9/01/40	9/27 at 100.00	A1	4,401,025
	Scotland County, North Carolina, Limited Obligation Bonds, Series 2017:
500	5.000%, 12/01/30	12/27 at 100.00	A	607,570
250	5.000%, 12/01/33	12/27 at 100.00	A	300,658
	Scotland County, North Carolina, Limited Obligation Bonds, Series 2018:
660	5.000%, 12/01/33	12/28 at 100.00	A	813,054
690	5.000%, 12/01/35	12/28 at 100.00	A	846,699
1,000	Wilmington, North Carolina, Limited Obligation Bonds, Refunding Series 2016, 5.000%, 6/01/30	6/26 at 100.00	AA+	1,208,050
550	Winston-Salem, North Carolina, Limited Obligation Bonds, Series 2020A, 5.000%, 6/01/25	No Opt. Call	AA+	650,705
151,502	Total Tax Obligation/Limited			181,964,294
	Transportation – 15.7%
	Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International, Refunding Series 2014A:
4,000	5.000%, 7/01/32	7/24 at 100.00	Aa3	4,543,960
5,000	5.000%, 7/01/33	7/24 at 100.00	Aa3	5,679,950
4,935	5.000%, 7/01/34	7/24 at 100.00	Aa3	5,606,111
	Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International, Refunding Series 2017A:
1,925	5.000%, 7/01/42	7/27 at 100.00	Aa3	2,387,866
6,610	5.000%, 7/01/47	7/27 at 100.00	Aa3	8,174,917
3,500	Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International, Series 2019A, 4.000%, 7/01/44	7/29 at 100.00	Aa3	4,110,680
	North Carolina Department of Transportation, Private Activity Revenue Bonds, I-77 Hot Lanes Project, Series 2015:
1,500	5.000%, 12/31/37 (AMT)	6/25 at 100.00	BBB-	1,674,030
11,170	5.000%, 6/30/54 (AMT)	6/25 at 100.00	BBB-	12,297,500
	North Carolina Turnpike Authority, Monroe Expressway Toll Revenue Bonds, Capital Appreciation Series 2017C:
865	0.000%, 7/01/27	7/26 at 96.08	BBB	759,505
880	0.000%, 7/01/29	7/26 at 87.76	BBB	698,412
175	0.000%, 7/01/32	7/26 at 75.72	BBB	118,545
1,500	0.000%, 7/01/34	7/26 at 68.37	BBB	912,345
2,905	0.000%, 7/01/35	7/26 at 64.91	BBB	1,675,517
3,735	0.000%, 7/01/38	7/26 at 55.68	BBB	1,833,175
3,995	0.000%, 7/01/39	7/26 at 52.96	BBB	1,861,071
2,385	0.000%, 7/01/40	7/26 at 50.36	BBB	1,055,291
1,200	North Carolina Turnpike Authority, Monroe Expressway Toll Revenue Bonds, Series 2017A, 5.000%, 7/01/47	7/26 at 100.00	BBB	1,373,712

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$ 15,500	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Capital Appreciation Series 2019, 0.000%, 1/01/47	1/30 at 58.00	AA+	$7,392,570
	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Refunding Senior Lien Series 2017:
1,000	5.000%, 1/01/31 – AGM Insured	1/27 at 100.00	AA	1,209,560
1,415	5.000%, 1/01/39 – AGM Insured	1/27 at 100.00	AA	1,700,646
4,625	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Refunding Series 2018A, 4.000%, 1/01/33	1/28 at 100.00	AA+	5,472,439
	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Senior Lien Series 2009B:
70	0.000%, 1/01/34 – AGC Insured	No Opt. Call	AA	54,996
3,760	0.000%, 1/01/35 – AGC Insured	No Opt. Call	AA	2,874,858
21,205	0.000%, 1/01/36 – AGC Insured	No Opt. Call	AA	15,756,587
20,150	0.000%, 1/01/37 – AGC Insured	No Opt. Call	AA	14,538,426
15,615	0.000%, 1/01/38 – AGC Insured	No Opt. Call	AA	10,933,311
4,000	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Senior Lien Series 2019, 5.000%, 1/01/49 – AGM Insured	1/30 at 100.00	AA	5,034,760
	Raleigh Durham Airport Authority, North Carolina, Airport Revenue Bonds, Refunding Series 2015A:
1,225	5.000%, 5/01/29	5/25 at 100.00	Aa3	1,434,769
300	5.000%, 5/01/30	5/25 at 100.00	Aa3	350,355
790	Raleigh Durham Airport Authority, North Carolina, Airport Revenue Bonds, Refunding Series 2020A, 5.000%, 5/01/36 (AMT)	5/30 at 100.00	Aa3	1,017,639
145,935	Total Transportation			122,533,503
	U.S. Guaranteed – 8.0% (5)
	Asheville, North Carolina, Limited Obligation Bonds, Series 2012:
300	5.000%, 4/01/30 (Pre-refunded 4/01/22)	4/22 at 100.00	AA+	312,276
350	5.000%, 4/01/32 (Pre-refunded 4/01/22)	4/22 at 100.00	AA+	364,322
1,465	Brunswick County, North Carolina, Enterprise System Revenue Bonds, Refunding Series 2012A, 5.000%, 4/01/28 (Pre-refunded 4/01/22)	4/22 at 100.00	AA-	1,524,948
1,215	Cape Fear Public Utility Authority, North Carolina, Water & Sewer System Revenue Bonds, Refunding Series 2014A, 5.000%, 6/01/40 (Pre-refunded 6/01/24)	6/24 at 100.00	AA+	1,388,004
	Cary, North Carolina, Combined Enterprise System Revenue Bonds, Series 2017:
400	4.000%, 12/01/38 (Pre-refunded 12/01/26)	12/26 at 100.00	AAA	475,100
1,700	5.000%, 12/01/41 (Pre-refunded 12/01/26)	12/26 at 100.00	AAA	2,111,162
	Charlotte Housing Authority, North Carolina, Capital Fund Program Revenue Bonds, Strwan and Parktowne Rehabilitation Project, Series 2011:
295	4.550%, 12/01/31 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R	300,835
2,705	4.550%, 12/01/31 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R	2,758,505
2,595	East Carolina University, North Carolina, General Revenue Bonds, Series 2014A, 5.000%, 10/01/41 (Pre-refunded 10/01/23)	10/23 at 100.00	AA-	2,885,744

Nuveen North Carolina Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
	New Hanover County, North Carolina, Hospital Revenue Bonds, New Hanover Regional Medical Center, Series 2017:
$ 2,895	5.000%, 10/01/35 (Pre-refunded 10/01/27)	10/27 at 100.00	N/R	$3,631,864
2,990	5.000%, 10/01/42 (Pre-refunded 10/01/27)	10/27 at 100.00	N/R	3,751,045
960	5.000%, 10/01/47 (Pre-refunded 10/01/27)	10/27 at 100.00	N/R	1,204,349
1,930	North Carolina Agrigultural & Technical State University, General Revenue Bonds, Series 2013, 5.000%, 10/01/37 (Pre-refunded 10/01/21)	10/21 at 100.00	A1	1,961,169
	North Carolina Capital Facilities Finance Agency, Revenue Bonds, Duke University Project, Series 2015 A:
5,000	5.000%, 10/01/41 (Pre-refunded 10/01/25)	10/25 at 100.00	AA+	5,986,400
9,420	5.000%, 10/01/55 (Pre-refunded 10/01/25)	10/25 at 100.00	AA+	11,278,378
	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Refunding Series 1993B:
15	6.000%, 1/01/22 – FGIC Insured (ETM)	No Opt. Call	Baa2	15,515
520	6.000%, 1/01/22 – RAAI Insured (ETM)	No Opt. Call	AA	537,862
310	6.000%, 1/01/26 (ETM)	No Opt. Call	N/R	387,113
	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Cape Fear Valley Health System, Refunding Series 2012A:
2,200	5.000%, 10/01/25 (Pre-refunded 10/01/22)	10/22 at 100.00	A-	2,343,594
2,300	5.000%, 10/01/26 (Pre-refunded 10/01/22)	10/22 at 100.00	A-	2,450,121
	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Duke University Health System, Series 2012A:
750	5.000%, 6/01/32 (Pre-refunded 6/01/22)	6/22 at 100.00	Aa2	786,773
380	5.000%, 6/01/35 (Pre-refunded 6/01/22)	6/22 at 100.00	Aa2	398,631
3,000	5.000%, 6/01/42 (Pre-refunded 6/01/22)	6/22 at 100.00	Aa2	3,147,090
2,750	North Carolina State University at Raleigh, General Revenue Bonds, Series 2013A, 5.000%, 10/01/42 (Pre-refunded 10/01/23)	10/23 at 100.00	Aa1	3,058,110
1,450	Raleigh, North Carolina, Combined Enterprise System Revenue Bonds, Refunding Series 2012A, 5.000%, 3/01/30 (Pre-refunded 3/01/22)	3/22 at 100.00	AAA	1,503,389
5,000	Raleigh, North Carolina, Combined Enterprise System Revenue Bonds, Refunding Series 2013A, 5.000%, 3/01/31 (Pre-refunded 3/01/23)	3/23 at 100.00	AAA	5,427,550
1,975	University of North Carolina, Charlotte, General Revenue Bonds, Series 2014, 5.000%, 4/01/31 (Pre-refunded 4/01/24)	4/24 at 100.00	Aa3	2,241,822
54,870	Total U.S. Guaranteed			62,231,671
	Utilities – 10.3%
	Brunswick County, North Carolina, Enterprise System Revenue Bonds, Series 2020:
1,350	5.000%, 4/01/31	4/30 at 100.00	AA-	1,781,055
800	5.000%, 4/01/32	4/30 at 100.00	AA-	1,052,136
2,115	Cape Fear Public Utility Authority, North Carolina, Water and Sewer System Revenue Bonds, Refunding Series 2019A, 4.000%, 8/01/44	8/29 at 100.00	AA+	2,510,145

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)
	Cary, North Carolina, Combined Enterprise System Revenue Bonds, Refunding Series 2020B:
$ 500	5.000%, 12/01/27	No Opt. Call	AAA	$638,495
410	5.000%, 12/01/29	No Opt. Call	AAA	547,014
940	Charlotte, North Carolina, Water and Sewer System Revenue Bonds, Refunding Series 2015, 5.000%, 7/01/32	7/25 at 100.00	AAA	1,105,073
500	Charlotte, North Carolina, Water and Sewer System Revenue Bonds, Refunding Series 2018, 5.000%, 7/01/44	7/28 at 100.00	AAA	630,475
1,000	Concord, North Carolina, Utilities Systems Revenue Bonds, Refunding Series 2016, 5.000%, 12/01/33	6/26 at 100.00	AA+	1,201,890
	Greensboro, North Carolina, Combined Enterprise System Revenue Bonds, Refunding Series 2017B:
1,815	5.000%, 12/01/26	No Opt. Call	AAA	2,252,560
1,000	5.000%, 12/01/27	No Opt. Call	AAA	1,275,530
2,535	5.000%, 12/01/28	12/27 at 100.00	AAA	3,211,439
5,000	Greensboro, North Carolina, Combined Enterprise System Revenue Bonds, Series 2017A, 4.000%, 6/01/47	6/27 at 100.00	AAA	5,779,950
4,500	Greensboro, North Carolina, Combined Enterprise System Revenue Bonds, Series 2020A, 4.000%, 6/01/45	6/30 at 100.00	AAA	5,397,075
	Greenville Utilities Commission, North Carolina, Combined Enterprise System Revenue Bonds, Refunding Series 2021A:
500	5.000%, 5/01/28	No Opt. Call	Aa1	640,565
550	5.000%, 5/01/30	No Opt. Call	Aa1	734,872
410	4.000%, 5/01/32	5/31 at 100.00	Aa1	518,453
3,330	Greenville, North Carolina, Combined Enterprise System Revenue Bonds, Series 2016, 4.000%, 4/01/46	4/26 at 100.00	Aa1	3,774,155
4,950	Greenville, North Carolina, Combined Enterprise System Revenue Bonds, Series 2019, 5.000%, 8/01/44	8/29 at 100.00	Aa1	6,305,161
1,000	High Point, North Carolina, Combined Enterprise System Revenue Bonds, Series 2014, 5.000%, 11/01/39	11/24 at 100.00	AAA	1,147,170
600	Jacksonville City, North Carolina, Enterprise System Revenue Bonds, Refunding Series 2016, 5.250%, 5/01/29	No Opt. Call	Aa3	796,260

Nuveen North Carolina Municipal Bond Fund (continued)
Portfolio of Investments    May 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)
	Lincoln County, North Carolina, Enterprise Systems Revenue Bonds, Series 2020:
$ 485	5.000%, 8/01/28	No Opt. Call	AA	$625,752
320	5.000%, 8/01/29	No Opt. Call	AA	420,160
400	5.000%, 8/01/30	No Opt. Call	AA	535,192
215	5.000%, 8/01/31	8/30 at 100.00	AA	286,623
255	3.000%, 8/01/32	8/30 at 100.00	AA	290,040
235	3.000%, 8/01/33	8/30 at 100.00	AA	265,503
175	3.000%, 8/01/34	8/30 at 100.00	AA	197,124
250	3.000%, 8/01/35	8/30 at 100.00	AA	281,040
390	3.000%, 8/01/36	8/30 at 100.00	AA	437,093
245	3.000%, 8/01/37	8/30 at 100.00	AA	273,726
480	3.000%, 8/01/39	8/30 at 100.00	AA	531,370
325	3.000%, 8/01/40	8/30 at 100.00	AA	357,604
1,750	Metropolitan Sewerage District of Buncombe County, North Carolina, Sewerage System Revenue Bonds, Series 2014, 5.000%, 7/01/39	7/24 at 100.00	Aaa	1,990,870
1,430	Monroe, North Carolina, Combined Enterprise System Revenue Bonds, Refunding Series 2017, 5.000%, 3/01/43	3/27 at 100.00	A+	1,743,099
2,705	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series 2015A, 5.000%, 1/01/25	No Opt. Call	A	3,136,772
740	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series 2016A, 5.000%, 1/01/30	7/26 at 100.00	A	886,897
	Oak Island, North Carolina, Enterprise System Revenue Bonds, Refunding Series 2015:
3,185	5.000%, 6/01/34	6/25 at 100.00	AA	3,702,913
3,345	5.000%, 6/01/35	6/25 at 100.00	AA	3,882,876
	Oak Island, North Carolina, Enterprise System Revenue Bonds, Refunding Series 2017:
1,215	5.000%, 6/01/27	No Opt. Call	AA	1,505,944
1,335	5.000%, 6/01/28	6/27 at 100.00	AA	1,639,794
1,000	5.000%, 6/01/33	6/27 at 100.00	AA	1,225,530
	Onslow County, North Carolina, Combined Enterprise System Revenue Bonds, Refunding Series 2016:
600	5.000%, 12/01/25	No Opt. Call	Aa3	719,550
940	5.000%, 12/01/28	12/26 at 100.00	Aa3	1,148,511
2,805	Sanford, North Carolina, Enterprise Systems Revenue Bonds, Refunding Series 2019, 4.000%, 6/01/45	6/29 at 100.00	Aa3	3,248,919
	Union County, North Carolina, Enterprise System Revenue Bonds, Series 2015:
1,020	5.000%, 6/01/31	12/25 at 100.00	AA+	1,214,269
500	5.000%, 6/01/32	12/25 at 100.00	AA+	595,755
	Union County, North Carolina, Enterprise System Revenue Bonds, Series 2017:
400	5.000%, 6/01/24	No Opt. Call	AA+	456,936
400	5.000%, 6/01/28	6/27 at 100.00	AA+	499,496
1,400	Union County, North Carolina, Enterprise System Revenue Bonds, Series 2019A, 4.000%, 6/01/44	6/29 at 100.00	AA+	1,659,504

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)
	Winston-Salem, North Carolina, Water and Sewer System Revenue Bonds, Refunding Series 2016A:
$ 1,150	5.000%, 6/01/25	No Opt. Call	AAA	$1,360,565
2,800	5.000%, 6/01/26	No Opt. Call	AAA	3,421,852
365	5.000%, 6/01/29	6/26 at 100.00	AAA	441,752
66,665	Total Utilities			80,282,504
$ 690,382	Total Long-Term Investments (cost $714,708,413)			774,291,915
	Floating Rate Obligations – (1.2)%			(9,255,000)
	Other Assets Less Liabilities – 2.0%			15,424,082
	Net Assets – 100%			$ 780,460,997
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction.
WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

Statement of Assets and Liabilities
May 31, 2021
	Georgia	Louisiana	North Carolina
Assets
Long-term investments, at value (cost $204,647,118, $206,537,442 and $714,708,413, respectively)	$216,418,349	$220,069,537	$774,291,915
Short-term investments, at value (cost $301,472, $300,000 and $—, respectively)	324,890	300,000	—
Cash	2,603,347	11,589,832	—
Receivable for:
Interest	2,606,893	2,982,611	8,863,090
Investments sold	—	180,000	12,600,865
Shares sold	649,828	545,192	1,435,895
Other assets	2,752	2,804	70,909
Total assets	222,606,059	235,669,976	797,262,674
Liabilities
Cash overdraft	—	—	3,347,293
Floating rate obligations	—	—	9,255,000
Payable for:
Dividends	64,605	83,095	260,649
Interest	—	—	66,181
Investments purchased - when-issued/delayed-delivery settlement	1,329,560	—	2,048,969
Shares redeemed	385,658	542,089	1,040,118
Accrued expenses:
Custodian fees	44,803	50,721	92,156
Management fees	92,503	98,390	317,034
Trustees fees	3,251	3,444	76,663
12b-1 distribution and service fees	29,989	39,044	59,155
Other	103,003	81,847	238,459
Total liabilities	2,053,372	898,630	16,801,677
Commitments and contingencies (as disclosed in Note 8)
Net assets	$220,552,687	$234,771,346	$780,460,997

Class A Shares
Net assets	$144,796,327	$160,147,557	$267,520,634
Shares outstanding	12,910,819	13,761,357	23,461,147
Net asset value ("NAV") per share	$ 11.22	$ 11.64	$ 11.40
Offering price per share (NAV per share plus maximum sales charge of 4.20% of offering price)	$ 11.71	$ 12.15	$ 11.90
Class C Shares
Net assets	$ 6,343,395	$ 13,801,036	$ 15,194,046
Shares outstanding	567,535	1,191,634	1,331,142
NAV and offering price per share	$ 11.18	$ 11.58	$ 11.41
Class C2 Shares
Net assets	$ 522,045	$ 662,926	$ 1,412,651
Shares outstanding	46,703	57,225	123,864
NAV and offering price per share	$ 11.18	$ 11.58	$ 11.40
Class I Shares
Net assets	$ 68,890,920	$ 60,159,827	$496,333,666
Shares outstanding	6,157,787	5,157,464	43,344,099
NAV and offering price per share	$ 11.19	$ 11.66	$ 11.45
Fund level net assets consist of:
Capital paid-in	$211,074,971	$224,469,703	$730,435,026
Total distributable earnings	9,477,716	10,301,643	50,025,971
Fund level net assets	$220,552,687	$234,771,346	$780,460,997
Authorized shares - per class	Unlimited	Unlimited	Unlimited
Par value per share	$ 0.01	$ 0.01	$ 0.01
See accompanying notes to financial statements.

Statement of Operations
Year Ended May 31, 2021
	Georgia	Louisiana	North Carolina
Investment Income	$5,865,310	$ 7,424,718	$19,373,865
Expenses
Management fees	980,589	1,062,183	3,424,015
12b-1 service fees - Class A Shares	253,462	291,187	486,689
12b-1 distribution and service fees - Class C Shares	65,191	138,734	162,412
12b-1 distribution and service fees - Class C2 Shares	14,130	23,027	41,302
Shareholder servicing agent fees	94,697	66,940	279,681
Interest expense	4,491	4,279	88,144
Custodian fees	39,545	45,970	82,814
Professional fees	47,253	49,183	89,529
Trustees fees	5,245	5,692	18,175
Shareholder reporting expenses	24,883	24,423	46,204
Federal and state registration fees	11,030	10,423	31,796
Other	9,247	9,830	14,502
Total expenses	1,549,763	1,731,871	4,765,263
Net investment income (loss)	4,315,547	5,692,847	14,608,602
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(45,747)	31,726	29,941
Change in net unrealized appreciation (depreciation) of investments	4,968,738	8,729,387	15,734,777
Net realized and unrealized gain (loss)	4,922,991	8,761,113	15,764,718
Net increase (decrease) in net assets from operations	$9,238,538	$14,453,960	$30,373,320
See accompanying notes to financial statements.

Statement of Changes in Net Assets
	Georgia		Louisiana
	Year Ended 5/31/21	Year Ended 5/31/20	Year Ended 5/31/21	Year Ended 5/31/20
Operations
Net investment income (loss)	$ 4,315,547	$ 4,185,067	$ 5,692,847	$ 5,559,417
Net realized gain (loss) from investments	(45,747)	(694,518)	31,726	(405,142)
Change in net unrealized appreciation (depreciation) of investments	4,968,738	1,837,941	8,729,387	(2,731,409)
Net increase (decrease) in net assets from operations	9,238,538	5,328,490	14,453,960	2,422,866
Distributions to Shareholders
Dividends:
Class A Shares	(2,748,479)	(2,531,151)	(3,944,489)	(3,866,556)
Class C Shares	(89,730)	(102,431)	(266,700)	(294,567)
Class C2 Shares	(32,014)	(98,282)	(68,450)	(177,195)
Class I Shares	(1,431,225)	(1,307,984)	(1,436,593)	(1,322,639)
Decrease in net assets from distributions to shareholders	(4,301,448)	(4,039,848)	(5,716,232)	(5,660,957)
Fund Share Transactions
Proceeds from sale of shares	71,110,014	43,109,480	60,433,851	56,394,940
Proceeds from shares issued to shareholders due to reinvestment of distributions	3,476,871	3,214,980	4,748,929	4,605,116
	74,586,885	46,324,460	65,182,780	61,000,056
Cost of shares redeemed	(29,995,797)	(37,406,254)	(36,620,398)	(27,597,491)
Net increase (decrease) in net assets from Fund share transactions	44,591,088	8,918,206	28,562,382	33,402,565
Net increase (decrease) in net assets	49,528,178	10,206,848	37,300,110	30,164,474
Net assets at the beginning of period	171,024,509	160,817,661	197,471,236	167,306,762
Net assets at the end of period	$220,552,687	$171,024,509	$234,771,346	$197,471,236

See accompanying notes to financial statements.

Statement of Changes in Net Assets (continued)
	North Carolina
	Year Ended 5/31/21	Year Ended 5/31/20
Operations
Net investment income (loss)	$ 14,608,602	$ 13,973,947
Net realized gain (loss) from investments	29,941	(1,027,762)
Change in net unrealized appreciation (depreciation) of investments	15,734,777	7,625,959
Net increase (decrease) in net assets from operations	30,373,320	20,572,144
Distributions to Shareholders
Dividends:
Class A Shares	(4,739,293)	(4,649,136)
Class C Shares	(188,485)	(252,650)
Class C2 Shares	(80,649)	(175,386)
Class I Shares	(9,513,799)	(8,822,581)
Decrease in net assets from distributions to shareholders	(14,522,226)	(13,899,753)
Fund Share Transactions
Proceeds from sale of shares	241,767,303	176,906,484
Proceeds from shares issued to shareholders due to reinvestment of distributions	11,208,233	10,455,848
	252,975,536	187,362,332
Cost of shares redeemed	(114,959,879)	(106,919,826)
Net increase (decrease) in net assets from Fund share transactions	138,015,657	80,442,506
Net increase (decrease) in net assets	153,866,751	87,114,897
Net assets at the beginning of period	626,594,246	539,479,349
Net assets at the end of period	$ 780,460,997	$ 626,594,246
See accompanying notes to financial statements.

Financial Highlights
Georgia
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (03/86)
2021	$10.92	$0.24	$ 0.30	$ 0.54	$(0.24)	$ —	$(0.24)	$11.22
2020	10.81	0.27	0.10	0.37	(0.26)	—	(0.26)	10.92
2019	10.53	0.28	0.29	0.57	(0.29)	—	(0.29)	10.81
2018	10.79	0.31	(0.24)	0.07	(0.33)	—	(0.33)	10.53
2017	11.21	0.35	(0.40)	(0.05)	(0.37)	—	(0.37)	10.79
Class C (02/14)
2021	10.88	0.15	0.30	0.45	(0.15)	—	(0.15)	11.18
2020	10.77	0.18	0.10	0.28	(0.17)	—	(0.17)	10.88
2019	10.50	0.20	0.27	0.47	(0.20)	—	(0.20)	10.77
2018	10.74	0.23	(0.23)	—	(0.24)	—	(0.24)	10.50
2017	11.17	0.26	(0.41)	(0.15)	(0.28)	—	(0.28)	10.74
Class C2 (01/94)
2021	10.88	0.19	0.29	0.48	(0.18)	—	(0.18)	11.18
2020	10.77	0.20	0.11	0.31	(0.20)	—	(0.20)	10.88
2019	10.50	0.22	0.28	0.50	(0.23)	—	(0.23)	10.77
2018	10.75	0.25	(0.23)	0.02	(0.27)	—	(0.27)	10.50
2017	11.17	0.29	(0.41)	(0.12)	(0.30)	—	(0.30)	10.75
Class I (02/97)
2021	10.89	0.26	0.30	0.56	(0.26)	—	(0.26)	11.19
2020	10.78	0.29	0.10	0.39	(0.28)	—	(0.28)	10.89
2019	10.50	0.30	0.28	0.58	(0.30)	—	(0.30)	10.78
2018	10.75	0.33	(0.24)	0.09	(0.34)	—	(0.34)	10.50
2017	11.18	0.37	(0.42)	(0.05)	(0.38)	—	(0.38)	10.75

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

5.01%	$144,796	0.82%	0.82%	2.18%	2%
3.42	107,819	0.83	0.83	2.43	15
5.48	100,544	0.84	0.84	2.68	19
0.63	95,507	0.85	0.83	2.96	19
(0.57)	94,199	0.84	0.82	3.23	20

4.18	6,343	1.62	1.62	1.39	2
2.59	6,851	1.63	1.63	1.63	15
4.54	6,347	1.64	1.64	1.88	19
(0.03)	8,670	1.65	1.63	2.15	19
(1.39)	9,558	1.64	1.62	2.43	20

4.46	522	1.37	1.37	1.71	2
2.87	4,256	1.38	1.38	1.88	15
4.80	6,658	1.39	1.39	2.13	19
0.16	15,932	1.40	1.38	2.40	19
(1.07)	19,518	1.39	1.37	2.68	20

5.23	68,891	0.62	0.62	2.38	2
3.60	52,098	0.63	0.63	2.63	15
5.68	47,268	0.64	0.64	2.87	19
0.89	36,896	0.65	0.63	3.14	19
(0.41)	48,488	0.64	0.62	3.43	20
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 4 – Portfolio Securities and Investments in Derivatives and the interest expense and fees paid on borrowings, as described in Note 9 - Borrowing Arrangements.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
See accompanying notes to financial statements.

Financial Highlights (continued)
Louisiana
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (09/89)
2021	$11.17	$0.31	$ 0.47	$ 0.78	$(0.31)	$ —	$(0.31)	$11.64
2020	11.32	0.34	(0.14)	0.20	(0.35)	—	(0.35)	11.17
2019	11.05	0.37	0.26	0.63	(0.36)	—	(0.36)	11.32
2018	11.19	0.38	(0.14)	0.24	(0.38)	—	(0.38)	11.05
2017	11.62	0.40	(0.44)	(0.04)	(0.39)	—	(0.39)	11.19
Class C (02/14)
2021	11.11	0.22	0.47	0.69	(0.22)	—	(0.22)	11.58
2020	11.26	0.25	(0.15)	0.10	(0.25)	—	(0.25)	11.11
2019	11.00	0.28	0.25	0.53	(0.27)	—	(0.27)	11.26
2018	11.13	0.29	(0.13)	0.16	(0.29)	—	(0.29)	11.00
2017	11.56	0.31	(0.44)	(0.13)	(0.30)	—	(0.30)	11.13
Class C2 (02/94)
2021	11.12	0.25	0.45	0.70	(0.24)	—	(0.24)	11.58
2020	11.27	0.28	(0.15)	0.13	(0.28)	—	(0.28)	11.12
2019	11.00	0.31	0.25	0.56	(0.29)	—	(0.29)	11.27
2018	11.14	0.32	(0.15)	0.17	(0.31)	—	(0.31)	11.00
2017	11.56	0.34	(0.44)	(0.10)	(0.32)	—	(0.32)	11.14
Class I (02/97)
2021	11.19	0.33	0.47	0.80	(0.33)	—	(0.33)	11.66
2020	11.34	0.36	(0.14)	0.22	(0.37)	—	(0.37)	11.19
2019	11.08	0.40	0.24	0.64	(0.38)	—	(0.38)	11.34
2018	11.22	0.41	(0.15)	0.26	(0.40)	—	(0.40)	11.08
2017	11.64	0.43	(0.44)	(0.01)	(0.41)	—	(0.41)	11.22

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

7.08%	$160,148	0.80%	0.80%	2.70%	8%
1.73	135,199	0.82	0.81	3.00	8
5.81	110,922	0.85	0.84	3.39	14
2.16	100,312	0.85	0.84	3.45	20
(0.34)	94,149	0.84	0.83	3.57	16

6.25	13,801	1.60	1.60	1.90	8
0.90	13,866	1.62	1.61	2.20	8
4.88	11,797	1.65	1.64	2.58	14
1.43	10,645	1.65	1.64	2.65	20
(1.14)	9,482	1.64	1.63	2.77	16

6.40	663	1.35	1.35	2.20	8
1.15	5,224	1.37	1.36	2.46	8
5.20	9,066	1.40	1.39	2.84	14
1.56	14,831	1.40	1.39	2.90	20
(0.83)	17,554	1.39	1.38	3.01	16

7.29	60,160	0.60	0.60	2.89	8
1.94	43,182	0.62	0.61	3.20	8
5.93	35,521	0.65	0.64	3.58	14
2.37	27,716	0.65	0.64	3.65	20
(0.04)	22,901	0.65	0.64	3.79	16

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 4 – Portfolio Securities and Investments in Derivatives and the interest expense and fees paid on borrowings, as described in Note 9 - Borrowing Arrangements.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
See accompanying notes to financial statements.

Financial Highlights (continued)
North Carolina
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended May 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (03/86)
2021	$11.14	$0.22	$ 0.26	$ 0.48	$(0.22)	$ —	$(0.22)	$11.40
2020	10.99	0.25	0.15	0.40	(0.25)	—	(0.25)	11.14
2019	10.69	0.28	0.31	0.59	(0.29)	—	(0.29)	10.99
2018	10.94	0.30	(0.24)	0.06	(0.31)	—	(0.31)	10.69
2017	11.21	0.32	(0.27)	0.05	(0.32)	—	(0.32)	10.94
Class C (02/14)
2021	11.15	0.13	0.26	0.39	(0.13)	—	(0.13)	11.41
2020	11.00	0.16	0.15	0.31	(0.16)	—	(0.16)	11.15
2019	10.69	0.19	0.32	0.51	(0.20)	—	(0.20)	11.00
2018	10.94	0.21	(0.24)	(0.03)	(0.22)	—	(0.22)	10.69
2017	11.20	0.23	(0.26)	(0.03)	(0.23)	—	(0.23)	10.94
Class C2 (10/93)
2021	11.15	0.17	0.24	0.41	(0.16)	—	(0.16)	11.40
2020	11.00	0.19	0.15	0.34	(0.19)	—	(0.19)	11.15
2019	10.70	0.22	0.31	0.53	(0.23)	—	(0.23)	11.00
2018	10.94	0.24	(0.23)	0.01	(0.25)	—	(0.25)	10.70
2017	11.21	0.26	(0.28)	(0.02)	(0.25)	—	(0.25)	10.94
Class I (02/97)
2021	11.19	0.25	0.26	0.51	(0.25)	—	(0.25)	11.45
2020	11.04	0.28	0.15	0.43	(0.28)	—	(0.28)	11.19
2019	10.74	0.30	0.31	0.61	(0.31)	—	(0.31)	11.04
2018	10.98	0.32	(0.23)	0.09	(0.33)	—	(0.33)	10.74
2017	11.26	0.34	(0.28)	0.06	(0.34)	—	(0.34)	10.98

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

4.36%	$267,521	0.77%	0.76%	1.96%	10%
3.68	212,327	0.80	0.77	2.28	7
5.59	189,556	0.82	0.78	2.59	24
0.55	174,257	0.81	0.78	2.77	19
0.43	166,079	0.79	0.77	2.88	15

3.53	15,194	1.57	1.56	1.18	10
2.85	17,209	1.60	1.57	1.48	7
4.80	17,622	1.62	1.58	1.79	24
(0.28)	19,364	1.61	1.58	1.97	19
(0.30)	20,612	1.59	1.57	2.09	15

3.69	1,413	1.32	1.31	1.47	10
3.12	8,463	1.35	1.32	1.73	7
5.00	12,229	1.37	1.33	2.02	24
0.09	23,548	1.36	1.33	2.22	19
(0.15)	28,499	1.34	1.32	2.34	15

4.56	496,334	0.57	0.56	2.16	10
3.89	388,595	0.60	0.57	2.48	7
5.77	320,072	0.62	0.58	2.80	24
0.87	291,153	0.61	0.58	2.97	19
0.55	287,086	0.59	0.57	3.09	15

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 4 – Portfolio Securities and Investments in Derivatives and the interest expense and fees paid on borrowings, as described in Note 9 - Borrowing Arrangements.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
See accompanying notes to financial statements.

Notes to Financial Statements
1.  General Information
Trust and Fund Information
The Nuveen Multistate Trust III (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Trust is comprised of Nuveen Georgia Municipal Bond Fund (“Georgia”), Nuveen Louisiana Municipal Bond Fund (“Louisiana”) and Nuveen North Carolina Municipal Bond Fund (“North Carolina”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.
The end of the reporting period for the Funds is May 31, 2021, and the period covered by these Notes to Financial Statements is the fiscal year ended May 31, 2021 (the "current fiscal period”).
Investment Adviser and Sub-Adviser
The Funds' investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds' portfolios, manages the Funds' business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge. Class A Shares purchases of $250,000 or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge. The Funds will issue Class C2 Shares upon the exchange of Class C2 Shares from another Nuveen mutual fund or for the purpose of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts. Class C and Class C2 Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C and Class C2 Shares automatically convert to Class A Shares eight years (ten years prior to March 1, 2021) after purchase. Class I Shares are sold without an up-front sales charge.
Other Matters
The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds' normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.
2.  Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing security and shareholder transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.
Compensation
The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Funds' Board of Trustees (the "Board") has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Distributions to Shareholders
Distributions to shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Indemnifications
Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Investment and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of interest income, which is recorded on an accrual basis and includes the accretion of discounts and the amortization of premiums for financial reporting purposes. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.
Multiclass Operations and Allocations
Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative value of the settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. 12b-1 distribution and service fees are allocated on a class-specific basis.
Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 - Portfolio Securities and Investments in Derivatives.
New Accounting Pronouncements and Rule Issuances
Reference Rate Reform
In March 2020, FASB issued Accounting Standards Update ("ASU") 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the amendments, is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has currently determined that it is unlikely the ASU’s adoption will have a significant impact on the Funds’ financial statements and various filings.
Securities and Exchange Commission (“SEC”) Adopts New Rules to Modernize Fund Valuation Framework
In December 2020, the SEC voted to adopt a new rule governing fund valuation practices. New Rule 2a-5 under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotation are not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth the recordkeeping requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of a board in determining fair value and the accounting and auditing of fund investments. Rule 2a-5 and Rule 31a-4 became effective on March 8, 2021, with a compliance date of September 8, 2022. A fund may voluntarily comply with the rules after the effective date, and in advance of the compliance date, under certain conditions. Management is currently assessing the impact of these provisions on the Funds' financial statements.
3.  Investment Valuation and Fair Value Measurements
The Funds' investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable

Notes to Financial Statements (continued)
market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:
Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their sale price at the official close of business of such market or exchange on the valuation date. Foreign equity securities and registered investment companies that trade on a foreign exchange are valued at the last sale price or official closing price reported on the exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. To the extent these securities are actively traded and that valuation adjustments are not applied, they are generally classified as Level 1. If there is no official close of business, then the latest available sale price is utilized. If no sales are reported, then the mean of the latest available bid and ask prices is utilized and these securities are generally classified as Level 2.
Prices of fixed-income securities are generally provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2.
Any portfolio security or derivative for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2 of the fair value hierarchy; otherwise they would be classified as Level 3.
The following table summarizes the market value of the Funds' investments as of the end of the reporting period, based on the inputs used to value them:
Georgia	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$216,149,228	$269,121**	$216,418,349
Short-Term Investments*:
Municipal Bonds	—	—	324,890**	324,890
Total	$ —	$216,149,228	$594,011	$216,743,239

Louisiana	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$216,535,883	$ —	$216,535,883
Common Stocks	—	3,533,654***	—	3,533,654
Short-Term Investments*:
Municipal Bonds	—	300,000	—	300,000
Total	$ —	$220,369,537	$ —	$220,369,537

North Carolina	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$774,291,915	$ —	$774,291,915

*	Refer to the Fund's Portfolio of Investments for industry classifications.
**	Refer to the Fund's Portfolio of Investments for securities classified as Level 3.
***	Refer to the Fund's Portfolio of Investments for securities classified as Level 2.
The Funds hold liabilities in floating rate obligations, where applicable, which are not reflected in the tables above. The fair values of the Funds' liabilities for floating rate obligations approximate their liquidation values. Floating rate obligations are generally classified as Level 2 and further described in Note 4 - Portfolio Securities and Investments in Derivatives.
4.  Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).
An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB)  –  Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense” on the Statement of Operations. Earnings due from the Underlying Bond and interest due to the holders of the Floaters as of the end of the reporting period are recognized as components of “Receivable for interest” and “Payable for interest” on the Statement of Assets and Liabilities, respectively.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF)  –  Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Notes to Financial Statements (continued)
Floating Rate Obligations Outstanding	Georgia	Louisiana	North Carolina
Floating rate obligations: self-deposited Inverse Floaters	$ —	$ —	$9,255,000
Floating rate obligations: externally-deposited Inverse Floaters	5,720,000	—	—
Total	$5,720,000	$ —	$9,255,000
During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rates and fees related to self-deposited Inverse Floaters, were as follows:
Self-Deposited Inverse Floaters	Georgia	Louisiana	North Carolina
Average floating rate obligations outstanding	$ —	$ —	$9,255,000
Average annual interest rate and fees	—%	—%	0.72%
TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond are not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.
As of the end of the reporting period, each Fund maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:
Floating Rate Obligations - Recourse Trusts	Georgia	Louisiana	North Carolina
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$ —	$ —	$9,255,000
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	5,720,000	—	—
Total	$5,720,000	$ —	$9,255,000
Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investment Transactions
Long-term purchases and sales (including maturities) during the current fiscal period, were as follows:
	Georgia	Louisiana	North Carolina
Purchases	$50,876,399	$39,154,913	$224,738,755
Sales and maturities	3,111,830	16,372,533	72,853,350

The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.
Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
5.  Fund Shares
Transactions in Fund shares during the current and prior fiscal period were as follows:
	Year Ended 5/31/21		Year Ended 5/31/20
Georgia	Shares	Amount	Shares	Amount
Shares sold:
Class A	4,337,863	$ 48,259,947	2,405,598	$ 26,305,397
Class A – automatic conversion of Class C2 Shares	8,409	93,397	1,199	13,236
Class C	90,562	1,003,981	108,422	1,181,581
Class C2	1,557	17,070	2,137	23,380
Class I	1,955,998	21,735,619	1,426,613	15,585,886
Shares issued to shareholders due to reinvestment of distributions:
Class A	203,627	2,266,138	185,744	2,038,891
Class C	7,217	80,029	8,290	90,656
Class C2	2,470	27,345	5,923	64,799
Class I	99,354	1,103,359	93,224	1,020,634
	6,707,057	74,586,885	4,237,150	46,324,460
Shares redeemed:
Class A	(1,512,870)	(16,811,764)	(2,018,458)	(21,935,043)
Class C	(159,840)	(1,769,961)	(76,196)	(830,756)
Class C2	(340,116)	(3,761,151)	(233,711)	(2,557,408)
Class C2 – automatic conversion to Class A Shares	(8,433)	(93,397)	(1,203)	(13,236)
Class I	(680,352)	(7,559,524)	(1,121,069)	(12,069,811)
	(2,701,611)	(29,995,797)	(3,450,637)	(37,406,254)
Net increase (decrease)	4,005,446	$ 44,591,088	786,513	$ 8,918,206

Notes to Financial Statements (continued)
	Year Ended 5/31/21		Year Ended 5/31/20
Louisiana	Shares	Amount	Shares	Amount
Shares sold:
Class A	3,054,961	$ 34,942,186	3,118,151	$ 35,466,121
Class A – automatic conversion of Class C2 Shares	1,937	22,270	—	—
Class C	211,714	2,402,302	320,409	3,625,154
Class C2	815	9,161	20,730	233,710
Class I	2,007,775	23,057,932	1,489,933	17,069,955
Shares issued to shareholders due to reinvestment of distributions:
Class A	285,745	3,260,370	274,312	3,111,409
Class C	20,910	237,299	22,028	248,601
Class C2	5,682	64,303	12,469	141,101
Class I	103,741	1,186,957	97,119	1,104,005
	5,693,280	65,182,780	5,355,151	61,000,056
Shares redeemed:
Class A	(1,689,664)	(19,281,624)	(1,085,074)	(12,195,312)
Class C	(288,771)	(3,277,542)	(142,268)	(1,591,449)
Class C2	(416,914)	(4,730,303)	(367,889)	(4,177,353)
Class C2 – automatic conversion to Class A Shares	(1,945)	(22,270)	—	—
Class I	(812,457)	(9,308,659)	(859,850)	(9,633,377)
	(3,209,751)	(36,620,398)	(2,455,081)	(27,597,491)
Net increase (decrease)	2,483,529	$ 28,562,382	2,900,070	$ 33,402,565

	Year Ended 5/31/21		Year Ended 5/31/20
North Carolina	Shares	Amount	Shares	Amount
Shares sold:
Class A	8,197,928	$ 92,767,106	4,867,109	$ 53,975,989
Class A – automatic conversion of Class C2 Shares	146,386	1,652,976	23,866	268,495
Class C	159,673	1,812,965	242,460	2,684,208
Class C2	124	1,383	13,786	152,733
Class I	12,817,328	145,532,873	10,756,385	119,825,059
Shares issued to shareholders due to reinvestment of distributions:
Class A	375,931	4,249,448	370,974	4,131,468
Class C	14,266	161,364	19,101	212,870
Class C2	6,572	74,219	12,908	143,845
Class I	592,245	6,723,202	533,646	5,967,665
	22,310,453	252,975,536	16,840,235	187,362,332
Shares redeemed:
Class A	(4,318,255)	(48,784,959)	(3,444,788)	(37,931,087)
Class C	(386,122)	(4,376,531)	(320,205)	(3,569,383)
Class C2	(495,848)	(5,595,156)	(355,289)	(3,959,958)
Class C2 – automatic conversion to Class A Shares	(146,299)	(1,652,976)	(23,853)	(268,495)
Class I	(4,799,245)	(54,550,257)	(5,545,685)	(61,190,903)
	(10,145,769)	(114,959,879)	(9,689,820)	(106,919,826)
Net increase (decrease)	12,164,684	$ 138,015,657	7,150,415	$ 80,442,506
6.  Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund's investment portfolio, as determined on a federal income tax basis, as of May 31, 2021.
	Georgia	Louisiana	North Carolina
Tax cost of investments	$204,888,367	$206,571,066	$705,449,157
Gross unrealized:
Appreciation	$ 14,843,368	$ 14,861,450	$ 60,921,618
Depreciation	(2,988,496)	(1,062,979)	(1,333,843)
Net unrealized appreciation (depreciation) of investments	$ 11,854,872	$ 13,798,471	$ 59,587,775
Permanent differences, primarily due to taxable market discount, resulted in reclassifications among the Funds' components of net assets as of May 31, 2021, the Funds' tax year end.
The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of May 31, 2021, the Funds' tax year end, were as follows:
	Georgia	Louisiana	North Carolina
Undistributed net tax-exempt income[1]	$183,779	$183,738	$349,423
Undistributed net ordinary income[2]	832	141	5,158
Undistributed net long-term capital gains	—	—	—

[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period May 1, 2021 through May 31, 2021, and paid on June 1, 2021.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
The tax character of distributions paid during the Funds' tax years ended May 31, 2021 and May 31, 2020 was designated for purposes of the dividends paid deduction as follows:
2021	Georgia	Louisiana	North Carolina
Distributions from net tax-exempt income[3]	$4,300,075	$5,711,292	$14,507,441
Distributions from net ordinary income[2]	1,373	4,940	14,785
Distributions from net long-term capital gains	—	—	—

2020	Georgia	Louisiana	North Carolina
Distributions from net tax-exempt income	$4,039,285	$5,655,919	$13,899,753
Distributions from net ordinary income[2]	563	5,038	—
Distributions from net long-term capital gains	—	—	—

[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
[3]	The Funds hereby designate these amounts paid during the fiscal year ended May 31, 2021, as Exempt Interest Dividends.
As of May 31, 2021, the Funds' tax year end, the Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.
	Georgia	Louisiana	North Carolina
Not subject to expiration:
Short-term	$1,857,381	$3,027,935	$5,968,444
Long-term	346,040	182,926	2,752,872
Total	$2,203,421	$3,210,861	$8,721,316
During the Funds’ tax year ended May 31, 2021, the following Funds utilized capital loss carryforwards as follows:
	Louisiana	North Carolina
Utilized capital loss carryforwards	$31,726	$39,227

Notes to Financial Statements (continued)
7.  Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Average Daily Net Assets	Georgia	Louisiana	North Carolina
For the first $125 million	0.3500%	0.3500%	0.3500%
For the next $125 million	0.3375	0.3375	0.3375
For the next $250 million	0.3250	0.3250	0.3250
For the next $500 million	0.3125	0.3125	0.3125
For the next $1 billion	0.3000	0.3000	0.3000
For the next $3 billion	0.2750	0.2750	0.2750
For the next $5 billion	0.2500	0.2500	0.2500
For net assets over $10 billion	0.2375	0.2375	0.2375
The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*     The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of May 31, 2021, the complex-level fee for each Fund was 0.1542%.
Distribution and Service Fees
Each Fund has adopted a distribution and service plan under rule 12b-1 under the 1940 Act. Class A Shares incur a 0.20% annual 12b-1 service fee. Class C Shares incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C2 Shares incur a 0.55% annual 12b-1distribution fee and a 0.20% annual 12b-1 service fee. Class I Shares are not subject to 12b-1 distribution or service fees. The fees under this plan compensate Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, for services provided and expenses incurred in distributing shares of the Funds and establishing and maintaining shareholder accounts.
Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds or accounts managed by the Sub-Adviser (“Affiliated Entity”) under specified conditions outlined in procedures adopted by the Board ("cross-trade"). These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to an Affiliated Entity by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 under the 1940 Act. These transactions are effected at the current market price (as provided by an independent pricing service) without incurring broker commissions.

During the current fiscal period, the Funds did not engage in cross-trades pursuant to these procedures.
During the current fiscal period, the Distributor, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:
	Georgia	Louisiana	North Carolina
Sales charges collected (Unaudited)	$280,669	$342,206	$418,587
Paid to financial intermediaries (Unaudited)	264,042	326,931	404,995
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:
	Georgia	Louisiana	North Carolina
Commission advances (Unaudited)	$148,565	$216,301	$261,108
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C and Class C2 Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:
	Georgia	Louisiana	North Carolina
12b-1 fees retained (Unaudited)	$10,261	$30,599	$24,062
The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:
	Georgia	Louisiana	North Carolina
CDSC retained (Unaudited)	$254	$28,267	$4,171
8.  Commitments and Contingencies
In the normal course of business, each Fund enters into a variety of agreements that may expose the Fund to some risk of loss. These could include recourse arrangements for certain TOB Trusts, which are described elsewhere in these Notes to Financial Statements. The risk of future loss arising from such agreements, while not quantifiable, is expected to be remote. As of the end of the reporting period, the Funds did not have any unfunded commitments.
From time to time, the Funds may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Funds’ rights under contracts. As of the end of the reporting period, the Funds are not subject to any material legal proceedings.
9.  Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.405 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2021 unless extended or renewed.
The credit facility has the following terms: a 0.10% upfront fee, 0.15% per annum on unused commitment amounts and a drawn interest rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% (1.00% prior to June 24, 2020) per annum or (b) the Fed Funds rate plus 1.25% (1.00% prior to June 24, 2020) per annum on amounts borrowed. Interest expense incurred by the Participating Funds, when applicable, is recognized as a component of "Interest expense" on the Statement of Operations. Participating Funds paid administration, legal and arrangement fees,

Notes to Financial Statements (continued)
which are recognized as a component of “Interest expense” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, the following Funds utilized this facility. The Funds' maximum outstanding balance during the utilization period was a follows:
North Carolina
Maximum outstanding balance	$11,800,000
During the Fund's utilization period(s) during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:
North Carolina
Utilization period (days outstanding)	9
Average daily balance outstanding	$11,444,444
Average annual interest rate	1.36%
Borrowings outstanding as of the end of the reporting period, if any, are recognized as “Borrowings” on the Statement of Assets and Liabilities, where applicable.
10.  Subsequent Events
Class C2 Shares
Class C2 Shares converted to Class A Shares after the close of business on June 4, 2021.
Committed Line of Credit
During June 2021, the Participating Funds renewed the standby credit facility through June 2022. In conjunction with this renewal the commitment amount increased from $2.405 billion to $2.635 billion and the interest rate changed from the higher of a) LIBOR plus 1.25% or b) the Fed Funds rate plus 1.25% to the higher of a) OBFR (Overnight Bank Funding Rate) plus 1.20% or b) the Fed Funds Rate plus 1.20%. The Participating Funds also incurred a 0.05% upfront fee on the increase of the commitment amount. All other terms remain relatively unchanged.

Additional Fund Information
(Unaudited)
Investment Adviser
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Nuveen Asset Management, LLC
333 West Wacker Drive
Chicago, IL 60606
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606
Custodian
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Transfer Agent and
Shareholder Services
DST Asset Manager
Solutions, Inc. (DST)
P.O. Box 219140
Kansas City, MO 64121-9140
(800) 257-8787

Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC's website at http://www.sec.gov.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report
(Unaudited)
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or fund’s duration, the more the price of the bond or fund will change as interest rates change.
Effective Leverage (Effective Leverage Ratio): Effective leverage is investment exposure created either directly through certain borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. The calculation of the Effective Leverage Ratio reflects borrowings effected on a long-term basis for investment purposes, but excludes borrowings that may occur, on a transient basis, in connection with a Fund’s day-to-day operations primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades.
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.
Lipper Other States Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Other States Municipal Debt Funds Classification. Shareholders should note that the performance of the Lipper Other States Municipal Debt Funds Classification Average represents the overall average of returns for funds from multiple states with a wide variety of municipal market conditions, making direct comparisons less meaningful. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Pre-Refundings: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Annual Investment Management Agreement Approval Process
(Unaudited)
At a meeting held on May 25-27, 2021 (the “May Meeting”), the Board of Trustees (the “Board” and each Trustee, a “Board Member”) of the Funds, which is comprised entirely of Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for each Fund, the renewal of the management agreement (each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (each, a “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as the sub-adviser to such Fund. Although the 1940 Act requires that continuances of the Advisory Agreements (as defined below) be approved by the in-person vote of a majority of the Independent Board Members, the May Meeting was held virtually through the internet in view of the health risks associated with holding an in-person meeting during the COVID-19 pandemic and governmental restrictions on gatherings. The May Meeting was held virtually in reliance on certain exemptive relief the Securities and Exchange Commission provided to registered investment companies providing temporary relief from the in-person voting requirements of the 1940 Act with respect to the approval of a fund’s advisory agreement in light of these challenges.
Following up to an initial two-year period, the Board considers the renewal of each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.” Throughout the year, the Board and its committees meet regularly and, at these meetings, receive regular and/or special reports that cover an extensive array of topics and information that are relevant to its annual consideration of the renewal of the advisory agreements for the Nuveen funds. Such information may address, among other things, fund performance and risk information; the Adviser’s strategic plans; product initiatives for various funds; the review of the funds and investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers to the funds; valuation of securities; fund expenses; payments to financial intermediaries, including 12b-1 fees and sub-transfer agency fees, if applicable; securities lending; liquidity management; and overall market and regulatory developments. The Board also seeks to meet periodically with the Nuveen funds’ sub-advisers and portfolio teams, when feasible.
In addition, in connection with the annual consideration of the advisory agreements for the Nuveen funds, the Board, through its independent legal counsel, requested and received extensive materials and information prepared specifically for its annual consideration of the renewal of such advisory agreements by the Adviser and by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials cover a wide range of topics including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of product actions taken during 2020 (such as mergers, liquidations, fund launches, changes to investment teams, and changes to investment policies); a review of each sub-adviser to the Nuveen funds and the applicable investment teams; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a review of management fee schedules; a review of temporary and permanent expense caps and fee waivers for open-end funds (as applicable) and related expense savings; a description of portfolio manager compensation; a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Adviser and the sub-advisers as a result of their relationships with the Nuveen funds. The information prepared specifically for the annual review supplemented the information provided to the Board and its committees and the evaluations of the Nuveen funds by the Board and its committees during the year.
In continuing its practice, the Board met prior to the May Meeting to begin its considerations of the renewal of the Advisory Agreements. Accordingly, on April 21-22, 2021 (the “April Meeting”), the Board met to review and discuss, in part, the performance of the Nuveen funds and the Adviser’s evaluation of each sub-adviser to the Nuveen funds. At the April Meeting, the Board Members asked questions and requested additional information that was provided for the May Meeting. The Board reviewed fund performance throughout the year and in its review, the Board recognized the volatile market conditions that occurred in early 2020 arising, in part, from the public health crisis caused by the novel coronavirus known as COVID-19 and the resulting impact on a fund’s performance for 2020 and thereafter. Accordingly, the Board considered performance data measured over various periods of time as summarized in more detail below.
The Independent Board Members considered the review of the advisory agreements for the Nuveen funds to be an ongoing process and employed the accumulated information, knowledge and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Adviser and sub-advisers in their review of the advisory agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.

The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.
The Board’s decision to renew the Advisory Agreements was not based on a single identified factor, but rather the decision reflected the comprehensive consideration of all the information provided throughout the year and at the April and May Meetings, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements as well as the Board’s conclusions.
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements to such services provided during the last year. The Independent Board Members considered the Investment Management Agreements and the Sub-Advisory Agreements separately in the course of their review. With this approach, they considered the respective roles of the Adviser and the Sub-Adviser in providing services to the Funds.
The Board recognized that the Nuveen funds operate in a highly regulated industry and, therefore, the Adviser has provided a wide array of management, oversight and administrative services to manage and operate the funds, and the scope and complexity of these services have expanded over time as a result of, among other things, regulatory and other developments. The Board accordingly considered the extensive resources, tools and capabilities available to the Adviser to operate and manage the Nuveen funds. With respect to the Adviser, as a general matter, some of these services it and its affiliates provide to the Nuveen funds include, but are not limited to: product management (such as setting dividends, analyzing fund expenses, providing competitive analysis, and providing due diligence support); investment oversight, risk management and securities valuation services (such as overseeing and reviewing the various sub-advisers to the Nuveen funds and their investment teams; analyzing fund performance and risk data; overseeing operational and risk management; participating in financial statement, marketing and risk disclosures; providing daily valuation services and developing related valuation policies, procedures and methodologies; periodic testing of audit and regulatory requirements; participating in product development and management processes; participating in leverage management, liquidity monitoring and counterparty credit oversight; providing due diligence and overseeing fund accounting and custody providers; overseeing third party pricing services and periodically assessing investment and liquidity risks); fund administration (such as preparing fund tax returns and other tax compliance services; preparing regulatory filings; overseeing the funds’ independent public accountants and other service providers; analyzing products and enhancements; and managing fund budgets and expenses); oversight of shareholder services and transfer agency functions (such as overseeing transfer agent service providers which include registered shareholder customer service and transaction processing; overseeing proxy solicitation and tabulation services; and overseeing the production and distribution of financial reports by service providers); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as managing compliance policies; monitoring compliance with applicable fund policies and laws and regulations; devising internal compliance programs and a framework to review and assess compliance programs; evaluating the compliance programs of the various sub-advisers to the Nuveen funds and certain other service providers; responding to regulatory requests; and preparing compliance training materials); and legal support and oversight of outside law firms (such as helping to prepare and file registration statements and proxy statements; overseeing fund activities and providing legal interpretations regarding such activities; maintaining regulatory registrations and negotiating agreements with other fund service providers; and monitoring changes in regulatory requirements and commenting on rule proposals impacting investment companies).
In evaluating services, the Board reviewed various highlights of the initiatives the Adviser and its affiliates have undertaken or continued in 2020 to benefit the Nuveen complex and/or particular Nuveen funds and meet the requirements of an increasingly complex regulatory environment including, but not limited to:
•	Centralization of Functions – ongoing initiatives to centralize investment leadership, market approach and shared support functions within Nuveen and its affiliates in seeking to operate more effectively the business and enhance the services to the Nuveen funds;
•	Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to continually improve product platforms and investment strategies to better serve shareholders through, among other things, rationalizing the product line and gaining efficiencies through mergers, repositionings and liquidations; launching new funds; reviewing and updating investment policies and benchmarks; and modifying portfolio management teams for various funds;
•	Investment Team Integrations – continuing to integrate and adjust the members of certain investment teams, in part, to allow greater access to tools and resources within the Nuveen organization and its affiliates;

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
•	Capital Initiatives – continuing to invest capital to support new Nuveen funds with initial capital as well as to support existing funds and facilitate regulatory or logistical changes;
•	Liquidity Management – continuing to operate the liquidity management program of the applicable Nuveen funds including monitoring daily their liquidity profile and assessing annually the overall liquidity risk of such funds;
•	Compliance Program Initiatives – continuing efforts to mitigate compliance risk, increase operating efficiencies, implement enhancements to strengthen key compliance program elements and support international business growth and other corporate objectives;
•	Investment Oversight – preparing reports to the Board addressing, among other things, fund performance; market conditions; investment teams; new products; changes to mandates, policies and benchmarks; and other management proposals;
•	Risk Management and Valuation Services - continuing to oversee and manage risk including, among other things, conducting daily calculations and monitoring of risk measures across the Nuveen funds, instituting appropriate investment risk controls, providing risk reporting throughout the firm, participating in internal oversight committees, and continuing to implement an operational risk framework that seeks to provide greater transparency of operational risk matters across the complex as well as provide multiple other risk programs that seek to provide a more disciplined and consistent approach to identifying and mitigating Nuveen’s operational risks. Further, the securities valuation team continues, among other things, to oversee the daily valuation process of the portfolio securities of the funds, maintains the valuation policies and procedures, facilitates valuation committee meetings, manages relationships with pricing vendors, and prepares relevant valuation reports and designs methods to simplify and enhance valuation workflow within the organization;
•	Regulatory Matters – continuing efforts to monitor regulatory trends and advocate on behalf of Nuveen and/or the Nuveen funds, to implement and comply with new or revised rules and mandates and to respond to regulatory inquiries and exams;
•	Government Relations – continuing efforts of various Nuveen teams and Nuveen’s affiliates to develop policy positions on a broad range of issues that may impact the Nuveen funds, advocate and communicate these positions to lawmakers and other regulatory authorities and work with trade associations to ensure these positions are represented;
•	Business Continuity, Disaster Recovery and Information Security – continuing efforts of Nuveen to periodically test and update business continuity and disaster recovery plans and, together with its affiliates, to maintain an information security program designed to identify and manage information security risks, and provide reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, potential impact of new or revised laws and regulations, incident tracking and other relevant information technology risk-related reports; and
•	Dividend Management Services – continuing to manage the dividends among the varying types of Nuveen funds within the Nuveen complex to be consistent with the respective fund’s product design and positioning in striving to deliver those earnings to shareholders in a relatively consistent manner over time as well as assisting in the development of new products or the restructuring of existing funds.
In its review, the Board recognized that Nuveen’s risk management, compliance, technology and operations capabilities are all integral to providing its investment management services to the Nuveen funds. Further, the Board noted the benefits to shareholders of investing in a Nuveen fund, as each Nuveen fund is a part of a large fund complex with a variety of investment disciplines, capabilities, expertise and resources available to navigate and support the funds including during stressed times as occurred in the market in the first half of 2020. The Board recognized the impact of the COVID-19 pandemic during the year and the adaptations required by service providers to continue to deliver their services to the Nuveen funds, including working remotely. In this regard, the Board noted the ability of the Adviser and the various sub-advisers to the Nuveen funds to provide continuously their services notwithstanding the significant disruptions caused by the pandemic. In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.
The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of each Fund’s portfolio under the oversight of the Adviser and the Board. The Board considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the assets under management of the applicable investment team and changes thereto, a summary of the applicable investment team and changes thereto, the investment process and philosophy of the applicable investment team, the performance of the Nuveen funds sub-advised by the Sub-Adviser over various periods of time and a summary of any significant policy and/or other changes to the Nuveen funds sub-advised by the Sub-Adviser. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance programs and trade execution. The Board also considered the structure of investment personnel compensation programs and whether this structure provides appropriate incentives to act in the best interests of the respective Nuveen funds. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.
B. The Investment Performance of the Funds and Fund Advisers
In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered a variety of investment performance data of the Nuveen funds they advise. In evaluating performance, the Board recognized that performance data may differ significantly depending on the ending date selected, particularly during periods of market volatility, and therefore considered performance over a variety of time periods that may include full market cycles. In this regard, the Board reviewed, among other things, Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2020 as well as performance data periods ending nearer to the May Meeting, including the quarter, one-, three- and five-year periods ending March 31, 2021 and May 14, 2021. The performance data was based on Class A shares; however, the performance of other classes should be substantially similar as they invest in the same portfolio of securities and differences in performance among the classes would be principally attributed to the variations in the expense structures of the classes. The performance data prepared for the annual review of the advisory agreements for the Nuveen funds supplemented the fund performance data that the Board received throughout the year at its meetings representing differing time periods. In its review, the Board took into account the discussions with representatives of the Adviser; the Adviser’s analysis regarding fund performance that occurred at these Board meetings with particular focus on funds that were considered performance outliers (both overperformance and underperformance); the factors contributing to the performance; and any recommendations or steps taken to address performance concerns. Regardless of the time period reviewed by the Board, the Board recognized that shareholders may evaluate performance based on their own holding periods which may differ from the periods reviewed by the Board and lead to differing results.
In its review, the Board reviewed both absolute and relative fund performance during the annual review over the various time periods. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). For Nuveen funds that had changes in portfolio managers since 2018 or significant changes, among other things, to their investment strategies or policies since 2019, the Board reviewed certain performance data comparing the performance of such funds before and after such changes. In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) as well as differences in the composition of the Performance Peer Group over time will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high.
The Board also evaluated performance in light of various relevant factors, including, among other things, general market conditions, issuer-specific information, asset class information, leverage and fund cash flows. In relation to general market conditions, the Board recognized the significant market decline in the early part of 2020 in connection with, among other things, the impact of the COVID-19 pandemic and that such a period of underperformance and market volatility may significantly weigh on the longer term performance results. Accordingly, depending on the facts and circumstances including any differences between the respective Nuveen fund and its benchmark and/or Performance Peer Group, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below that of its benchmark or peer group for certain periods. However, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any steps undertaken.
The Board’s determinations with respect to each Fund are summarized below.
For Nuveen Georgia Municipal Bond Fund (the “Georgia Fund”), the Board noted that although the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended December 31, 2020, the Fund ranked in the second quartile of its Performance Peer Group for the one-year period ended December 31, 2020, the first quartile for the three-year period ended December 31, 2020 and third quartile for the five-year period ended December 31, 2020. In addition, although the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended March 31, 2021, the Fund ranked in the second quartile of its Performance Peer Group for the one- and three-year periods ended March 31, 2021 and third quartile for the five-year period ended March 31, 2021. Further, for periods ended May 14, 2021, although the Fund’s performance was below the performance of its benchmark for the three- and five-year periods, the Fund’s performance was approximately the same as the performance of its benchmark for the one-year period. The Fund also ranked in the second quartile of its Performance Peer Group for the one-year period, the first quartile for the three-year period and the third quartile for the five-year period ended May 14, 2021. Based on its review, the Board was satisfied with the Fund’s overall performance.
For Nuveen Louisiana Municipal Bond Fund (the “Louisiana Fund”), the Board noted that although the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended December 31, 2020, the Fund ranked in the third quartile of its Performance Peer Group for the one-year period ended December 31, 2020, the first quartile for the three-year period ended December 31, 2020 and the second quartile for the five-year period ended December 31, 2020. Although the Fund’s performance was below the performance of its benchmark for the five-

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
year period ended March 31, 2021, the Fund outperformed its benchmark for the one-year period ended March 31, 2021 and its performance was approximately the same as the performance of its benchmark for the three-year period ended March 31, 2021. The Fund also ranked in the first quartile of its Performance Peer Group for the one-, three- and five-year periods ended March 31, 2021. Similarly, for the periods ended May 14, 2021, although the Fund’s performance was below the performance of its benchmark for the five-year period, the Fund outperformed its benchmark for the one-year period and its performance was approximately the same as the performance of its benchmark for the three-year period. The Fund also ranked in the first quartile of its Performance Peer Group for the one-, three- and five-year periods ended May 14, 2021. Based on its review, the Board was satisfied with the Fund’s overall performance.
For Nuveen North Carolina Municipal Bond Fund (the “North Carolina Fund”), the Board noted that although the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended December 31, 2020, the Fund ranked in the first quartile of its Performance Peer Group for the one-year period ended December 31, 2020 and the second quartile of its Performance Peer Group for the three- and five-year periods ended December 31, 2020. Although the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended March 31, 2021, the Fund ranked in the third quartile of its Performance Peer Group for the one-year period ended March 31, 2021 and the second quartile for the three- and five-year periods ended March 31, 2021. In addition, although the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended May 14, 2021, the Fund ranked in the second quartile of its Performance Peer Group for the one-, three- and five-year periods ended May 14, 2021. Based on its review, the Board was satisfied with the Fund’s overall performance.
C. Fees, Expenses and Profitability
1. Fees and Expenses
As part of its annual review, the Board considered the contractual management fee and net management fee (the management fee after taking into consideration fee waivers and/or expense reimbursements, if any) paid by a Nuveen fund to the Adviser in light of the nature, extent and quality of the services provided. The Board also considered the total operating expense ratio of each fund before and after any fee waivers and/or expense reimbursements. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) and/or to a more focused subset of comparable funds (the “Peer Group”) established by Broadridge (subject to certain exceptions). The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and Peer Group and recognized that differences between the applicable fund and its respective Peer Universe and/or Peer Group as well as changes to the composition of the Peer Group and/or Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.
In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”) and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.
In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, and the expense reimbursements and/or fee waivers provided by Nuveen for each fund, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by approximately $58.4 million and fund-level breakpoints reduced fees by approximately $69.6 million in 2020. Further, fee caps and waivers for all applicable Nuveen funds saved approximately an additional $13.2 million in fees for shareholders in 2020.
With respect to the Sub-Adviser, the Board also considered the sub-advisory fee schedule paid to the Sub-Adviser in light of the sub-advisory services provided to the respective Fund, the breakpoint schedule and comparative data of the fees the Sub-Adviser charges to other clients, if any. In its review, the Board recognized that the compensation paid to the Sub-Adviser is the responsibility of the Adviser, not the Funds.
The Independent Board Members noted that (a) the Georgia Fund had a net management fee that was higher than the peer average, but a net expense ratio that was in line with the peer average; (b) the Louisiana Fund had a net management fee that was higher than the peer average, but a net expense ratio that was below the peer average; and (c) the North Carolina Fund had a net management fee that was slightly higher than the peer average, but a net expense ratio that was below the peer average.
Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients
In determining the appropriateness of fees, the Board also considered information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts, passively managed exchange-traded funds (“ETFs”) sub-advised by the Sub-Adviser that are offered by another fund complex and municipal managed accounts offered by an unaffiliated adviser. With respect to the Sub-Adviser, the Board reviewed, among other things, the fee range and average fee of municipal retail advisory accounts and municipal institutional accounts as well as the sub-advisory fee the Sub-Adviser received for serving as sub-adviser to passive ETFs offered outside the Nuveen family.
In considering the fee data of other clients, the Board recognized, among other things, the differences in the amount, type and level of services provided to the Nuveen funds relative to other clients as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board recognized the breadth of services the Adviser had provided to the Nuveen funds compared to the other types of clients as the funds operate in a highly regulated industry with increasing regulatory requirements as well as the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. Further, with respect to ETFs, the Board considered that Nuveen ETFs are passively managed compared to the active management of the other Nuveen funds which contributed to the differences in fee levels between the Nuveen ETFs and other Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.
3. Profitability of Fund Advisers
In their review, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2020 and 2019. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax and excluding distribution) from Nuveen funds only; revenues, expenses and net income (pre- and post-tax and before distribution expenses) of Nuveen for fund advisory services; and comparative profitability data comparing the operating margins of Nuveen compared to the adjusted operating margins of certain peers that had publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. In reviewing the peer comparison data, the Independent Board Members noted that Nuveen Investments, Inc.’s operating margins were on the low range compared to the total company adjusted operating margins of the peers. The Board also reviewed the revenues and expenses the Adviser derived from its ETF product line for the 2019 and 2020 calendar years.
In reviewing the profitability data, the Independent Board Members recognized the subjective nature of calculating profitability as the information is not audited and is dependent on cost allocation methodologies to allocate corporate-wide expenses to the Nuveen complex and its affiliates and to further allocate such Nuveen complex expenses between the Nuveen fund and non-fund businesses. Generally, fund-specific expenses are allocated to the Nuveen funds and partial fund-related expenses and/or corporate overhead and shared costs (such as legal and compliance, accounting and finance, information technology and human resources and office services) are partially attributed to the funds pursuant to cost allocation methodologies. The Independent Board Members reviewed a description of the cost allocation methodologies employed to develop the financial information, a summary of the history of changes to the methodology over the years from 2010 to 2020, and the net revenue margins derived from the Nuveen funds (pre-tax and including and excluding distribution) and total company margins from Nuveen Investments, Inc. compared to the firm-wide adjusted margins of the peers for each calendar year from 2010 to 2020. The Board had also appointed three Independent Board Members to serve as the Board’s liaisons, with the assistance of independent counsel, to review the development of the profitability data and any proposed changes to the cost allocation methodology prior to incorporating any such changes and to report to the full Board. The Board recognized that other reasonable and valid allocation methodologies could be employed and could lead to significantly different results. The Independent Board Members also considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between 2019 and 2020. The Board also noted the reinvestments Nuveen and/or its parent made into its business through, among other things, the investment of seed capital in certain Nuveen funds and continued investments in enhancements to information technology, portfolio accounting systems and the global trading platform.
In reviewing the comparative peer data noted above, the Board considered that the operating margins of Nuveen Investments, Inc. were in the lower half of the peer group range; however, the Independent Board Members also recognized the limitations of the comparative data given that peer data is not generally public and the calculation of profitability is subjective and affected by numerous factors (such as types of funds a peer manages, its business mix, its cost of capital, the numerous assumptions underlying the methodology used to allocate expenses and other factors) that can have a significant impact on the results.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). Accordingly, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2020 and 2019 calendar years to consider the financial strength of TIAA. The Board recognized the benefit of an investment adviser and its parent with significant resources, particularly during periods of market volatility as experienced with the COVID-19 pandemic.
In addition to Nuveen, the Independent Board Members considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed, among other things, the Sub-Adviser’s revenues, expenses and net revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2020 as well as its pre- and post-tax net revenue margins for 2020 compared to such margins for 2019. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2020 and the pre- and post-tax revenue margins from 2020 and 2019.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
The Board considered whether there have been economies of scale with respect to the management of the Nuveen funds and whether these economies of scale have been appropriately shared with the funds. The Board recognized that although economies of scale are difficult to measure and certain expenses may not decline with a rise in assets, there are several methods to help share the benefits of economies of scale, including breakpoints in the management fee schedule, fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in Nuveen’s business which can enhance the services provided to the funds for the fees paid. The Board noted that Nuveen generally has employed these various methods, and the Board considered the extent to which the Nuveen funds will benefit from economies of scale as their assets grow. In this regard, the Board noted that the management fee of the Adviser is generally comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. The Board reviewed the fund-level and complex-level fee schedules. The Board considered that the fund-level breakpoint schedules are designed to share economies of scale with shareholders if the particular fund grows, and the complex-level breakpoint schedule is designed to deliver the benefits of economies of scale to shareholders when the eligible assets in the complex pass certain thresholds even if the assets of a particular fund are unchanged or have declined. In the calculation of the complex-level component, the Board noted that it had approved the acquisition of several Nuveen funds by similar TIAA-CREF funds in 2019. However, to mitigate the loss of the assets of these Nuveen funds deemed eligible to be included in the calculation of the complex-wide fee when these Nuveen funds left the complex upon acquisition, Nuveen agreed to credit approximately $604.5 million to assets under management to the Nuveen complex in calculating the complex-wide component.
In addition to the fund-level and complex-level fee schedules, the Independent Board Members considered the temporary and/or permanent expense caps applicable to certain Nuveen funds (including the amounts of fees waived or amounts reimbursed to the respective funds in 2019 and 2020).
The Independent Board Members also recognized the Adviser’s continued reinvestment in its business through various initiatives including maintaining a seed account available for investments into Nuveen funds and investing in its internal infrastructure, information technology and other systems that will, among other things, consolidate and enhance accounting systems, integrate technology platforms to support growth and efficient data processing, and further develop its global trading platform to enhance the investment process for the investment teams.
Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members recognized that an affiliate of the Adviser serves as principal underwriter providing distribution and/or shareholder services to the open-end funds. The Independent Board Members further noted that, subject to certain exceptions, the Nuveen open-end funds pay 12b-1 fees and while a majority of such fees were paid to third party broker-dealers, the Board reviewed the amount retained by the Adviser’s affiliate. In addition, the Independent Board Members also noted that various sub-advisers (including the Sub-Adviser) may engage in soft dollar transactions pursuant to which they may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds. However, the Board noted that any benefits for the Sub-Adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions.

Based on its review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Liquidity Risk Management Program
(Unaudited)
Discussion of the operation and effectiveness of the Funds’ liquidity risk management program
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), each Fund covered in this Report has adopted and implemented a liquidity risk management program (the “Program”), which is designed to manage each Fund’s liquidity risk. The Program consists of various protocols for assessing and managing each Fund’s liquidity risk. The Funds’ Board of Directors (the “Board”) previously designated Nuveen Fund Advisors, LLC, the Funds’ investment adviser (the “Adviser”), as the administrator of the Program. The Adviser’s Liquidity Monitoring and Analysis Team (“LMAT”) carries out day-to-day Program management with oversight by the Adviser’s Liquidity Oversight Sub-Committee (“LOSC”). LMAT and LOSC are composed of personnel from the Adviser and Teachers Advisors, LLC, an affiliate of the Adviser.
At a May 26, 2021 meeting of the Board, the Adviser provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for the calendar year 2020 (the “Review Period”), as required under the Liquidity Rule. The report noted that the Program has been and continues to be adequately and effectively implemented to monitor and (as applicable) respond to each Fund’s liquidity developments.
In accordance with the Program, LMAT assesses each Fund’s liquidity risk no less frequently than annually based on various factors, such as (i) the Fund’s investment strategy and the liquidity of its portfolio investments, (ii) cash flow projections, and (iii) holdings of cash and cash equivalents, borrowing arrangements, and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each of the Funds’ portfolio investments are classified into one of four liquidity categories (including the most liquid, “Highly Liquid,” and the least liquid, “Illiquid,” as discussed below). The classification is based on a determination of how long it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading, and investment-specific considerations, as well as market depth, using third-party vendor data.
A fund that does not primarily hold Highly Liquid investments must, among other things, determine a minimum percentage of the fund’s net assets that must be invested in Highly Liquid investments (a “Highly Liquid Investment Minimum”). During the Review Period, each Fund primarily held Highly Liquid investments and therefore was exempt from the requirement to adopt a Highly Liquid Investment Minimum and to comply with the related requirements under the Liquidity Rule.
The Liquidity Rule also limits a fund’s investments in Illiquid investments. Specifically, the Liquidity Rule prohibits a fund from acquiring Illiquid investments if doing so would result in the fund holding more than 15% of its net assets in Illiquid investments, and requires certain reporting to the fund’s board and the Securities and Exchange Commission any time a fund’s holdings of Illiquid investments exceeds 15% of net assets. During the Review Period, the Funds did not exceed the 15% limit on Illiquid investments.

Trustees and Officers
(Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. None of the Trustees who are not “interested” persons of the Funds (referred to herein as “Independent Trustees”) has ever been a Trustee or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the Trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.
The Funds’ Statement of Additional Information (“SAI”) includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Independent Trustees:
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Chair and Trustee	2008	Formerly, a Co-Founding Partner, Promus Capital (investment advisory firm) (2008-2017); Director, Quality Control Corporation (manufacturing) (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (philanthropy) (since 2012), and chair of its investment committee; formerly, Director, Fulcrum IT Services LLC (information technology services firm to government entities) (2010-2019); formerly, Director, LogicMark LLC (health services) (2012-2016); formerly, Director, Legal & General Investment Management America, Inc. (asset management) (2008-2013); formerly, CEO and President, Northern Trust Global Investments (financial services) (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (financial services) (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997-2004).	143
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, (private philanthropic corporation); Life Trustee of Coe College and the Iowa College Foundation; formerly, Member and President Pro-Tem of the Board of Regents for the State of Iowa University System (2007- 2013); Director and Chairman (2009-2021), United Fire Group, a publicly held company; Director, Public Member, American Board of Orthopaedic Surgery (2015-2020); Director (2000-2004), Alliant Energy; Director (1996-2015), The Gazette Company (media and publishing); Director (1997- 2003), Federal Reserve Bank of Chicago; President and Chief Operating Officer (1972-1995), SCI Financial Group, Inc., (regional financial services firm).	143

Trustees and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010- 2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	143
Amy B. R. Lancellotta 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2021	Formerly, Managing Director, Independent Directors Council (IDC) (supports the fund independent director community and is part of the Investment Company Institute (ICI), which represents regulated investment companies) (2006-2019); formerly, various positions with ICI (1989-2006); Member of the Board of Directors, Jewish Coalition Against Domestic Abuse (JCADA) (since 2020).	143
Joanne T. Medero 1954 333 W. Wacker Drive Chicago, IL 60606	Trustee	2021	Formerly, Managing Director, Government Relations and Public Policy (2009-2020) and Senior Advisor to the Vice Chairman (2018-2020), BlackRock, Inc. (global investment management firm); formerly, Managing Director, Global Head of Government Relations and Public Policy, Barclays Group (IBIM) (investment banking, investment management and wealth management businesses)(2006-2009); formerly, Managing Director, Global General Counsel and Corporate Secretary, Barclays Global Investors (global investment management firm) (1996-2006); formerly, Partner, Orrick, Herrington & Sutcliffe LLP (law firm) (1993-1995); formerly, General Counsel, Commodity Futures Trading Commission (government agency overseeing U.S. derivatives markets) (1989-1993); formerly, Deputy Associate Director/Associate Director for Legal and Financial Affairs, Office of Presidential Personnel, The White House (1986-1989); Member of the Board of Directors, Baltic-American Freedom Foundation (seeks to provide opportunities for citizens of the Baltic states to gain education and professional development through exchanges in the U.S.) (since 2019).	143
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, (management consulting) (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., (provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc. (consumer wireless services), including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunication services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996) including Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).	143

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC. (private firm which develops branding, marketing and communications strategies for clients) (since 2008); served The President's Council of Fordham University (2010-2019) and previously a Director of the Curran Center for Catholic American Studies (2009-2018); formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP. (2012-2014); former Chair of the Board of Trustees of Marian University (2010-2014 as trustee, 2011-2014 as Chair); formerly Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007-2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.	143
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (national public charity addressing natural land and water conservation in the U.S.) (since 2013); formerly, Board Member, U.S. Endowment for Forestry and Communities (national endowment addressing forest health, sustainable forest production and markets, and economic health of forest-reliant communities in the U.S.) (2013-2019); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (private foundation endowed to support both natural land conservation and artistic vitality); prior thereto, Executive Director, Great Lakes Protection Fund (endowment created jointly by seven of the eight Great Lakes states' Governors to take a regional approach to improving the health of the Great Lakes) (1990-1994).	143
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Former Director, Chicago Board Options Exchange (2006-2017), and C2 Options Exchange, Incorporated (2009-2017); formerly, Director, Cboe Global Markets, Inc., (2010-2020) (formerly named CBOE Holdings, Inc.); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	143
Matthew Thornton III 1958 333 W. Wacker Drive Chicago, IL 60606	Trustee	2020	Formerly, Executive Vice President and Chief Operating Officer (2018-2019), FedEx Freight Corporation, a subsidiary of FedEx Corporation ("FedEx") (provider of transportation, e-commerce and business services through its portfolio of companies); formerly, Senior Vice President, U.S. Operations (2006-2018), Federal Express Corporation, a subsidiary of FedEx; formerly Member of the Board of Directors (2012-2018), Safe Kids Worldwide® (a non-profit organization dedicated to preventing childhood injuries). Member of the Board of Directors (since 2014), The Sherwin-Williams Company (develops, manufactures, distributes and sells paints, coatings and related products); Director (since 2020), Crown Castle International (provider of communications infrastructure).	143

Trustees and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (legal services, Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	143
Robert L. Young 1963 333 W. Wacker Drive Chicago, IL 60606	Trustee	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (financial services) (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (financial services) (formerly, One Group Dealer Services, Inc.) (1999-2017).	143

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) During Past 5 Years
Officers of the Funds:
Christopher E. Stickrod 1976 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2020	Senior Managing Director (since 2017) and Head of Advisory Product (since 2020), formerly, Managing Director (2016-2017) and Senior Vice President (2013-2016) of Nuveen; Senior Managing Director of Nuveen Securities, LLC (since 2018) and of Nuveen Fund Advisors, LLC (since 2019).
Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Secretary	2013	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since 2013) and Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2018).
Diana R. Gonzalez 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since 2017); Associate General Counsel of Jackson National Asset Management, LLC (2012-2017).
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Senior Managing Director (since 2021), formerly, Managing Director (2017-2021), Senior Vice President (2016-2017), formerly, Vice President (2011- 2016) of Nuveen; Managing Director (since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.
Brian J. Lockhart 1974 333 W. Wacker Drive Chicago, IL 60606	Vice President	2019	Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Senior Managing Director (since 2021), formerly, Managing Director (2017-2021), Vice President (2010-2017) of Nuveen; Head of Investment Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017); Chartered Financial Analyst and Certified Financial Risk Manager.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) During Past 5 Years
Jacques M. Longerstaey 1963 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019	Senior Managing Director, Chief Risk Officer, Nuveen, LLC (since May 2019); Senior Managing Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief Investment and Model Risk Officer, Wealth & Investment Management Division, Wells Fargo Bank (NA) (2013-2019).
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Fund Advisors, LLC, formerly, Co-General Counsel (2011-2020), Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) of Nuveen Asset Management, LLC, formerly, Associate General Counsel (2011-2020), Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.
Jon Scott Meissner 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2019	Managing Director of Mutual Fund Tax and Financial Reporting groups at Nuveen (since 2017); Managing Director of Nuveen Fund Advisors, LLC (since 2019); Senior Director of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2016); Senior Director (since 2015) Mutual Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.
Deann D. Morgan 1969 730 Third Avenue New York, NY 10017	Vice President	2020	President, Nuveen Fund Advisors, LLC (since 2020); Executive Vice President, Global Head of Product at Nuveen, LLC (since 2019); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2020); Managing Member of MDR Collaboratory LLC (since 2018); Managing Director, Head of Wealth Management Product Structuring & COO Multi Asset Investing. The Blackstone Group (2013-2017).
Christopher M. Rohrbacher 1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Managing Director and Assistant Secretary (since 2017) of Nuveen Securities, LLC; Managing Director (since 2017), General Counsel (since 2020), and Assistant Secretary (since 2016), formerly, Senior Vice President (2016-2017), of Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2020); Managing Director (since 2017) and Associate General Counsel (since 2016), formerly, Senior Vice President (2012-2017) and Assistant General Counsel (2008-2016) of Nuveen.
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.
E. Scott Wickerham 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Controller	2019	Senior Managing Director, Head of Public Investment Finance at Nuveen (since 2019), formerly, Managing Director; Senior Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) of the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and Principal Financial Officer, Principal Accounting Officer (since 2020) and Treasurer (since 2017) of the CREF Accounts; formerly, Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.

Trustees and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) During Past 5 Years
Mark L. Winget 1968 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008), and Nuveen Fund Advisors, LLC (since 2019); Vice President, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2020); Vice President (since 2010) and Associate General Counsel (since 2019), formerly, Assistant General Counsel (2008-2016) of Nuveen.
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Chief Compliance Officer	1988	Formerly: Managing Director (2002-2020) and Assistant Secretary (2002-2020) of Nuveen Securities, LLC; formerly, Managing Director (2002-2020), Assistant Secretary (1997-2020) and Co-General Counsel (2011-2020) of Nuveen Fund Advisors, LLC; formerly, Managing Director (2004-2020) and Assistant Secretary (1994-2020) of Nuveen Investments, Inc.; formerly, Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (2011-2020); formerly, Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (2002-2020), Santa Barbara Asset Management, LLC (2006-2020) and Winslow Capital Management, LLC (2010-2020); Chartered Financial Analyst.
(1)         Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen fund complex.
(2)         Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen fund complex.

Notes

Nuveen:
Serving Investors for Generations
Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds
Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com    MAN-MS5-0521D1706520-INV-Y-07/22

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/fund-governance. (To view the code, click on Code of Conduct.)

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans, William C. Hunter and Albin F. Moschner, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

Mr. Moschner, Founder and Chief Executive Officer, Northcroft Partners, LLC, (management consulting) (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., (provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., (consumer wireless services) including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunication services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996), including Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PriceWaterHouseCoopers LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PriceWaterHouseCoopers LLP, provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chair (or, in her absence, any other member of the Audit Committee).

Fiscal Year Ended May 31, 2021	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Georgia Municipal Bond Fund	31,020	0	0	0
Nuveen Louisiana Municipal Bond Fund	31,055	0	42	0
Nuveen North Carolina Municipal Bond Fund	32,680	0	0	0

Total	$94,755	$0	$42	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
	to Funds	Billed to Funds	Billed to Funds	Billed to Funds
Fund Name
Nuveen Georgia Municipal Bond Fund	0%	0%	0%	0%
Nuveen Louisiana Municipal Bond Fund	0%	0%	0%	0%
Nuveen North Carolina Municipal Bond Fund	0%	0%	0%	0%

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
May 30, 2020	to Funds [1]	Billed to Funds [2]	Billed to Funds [3]	Billed to Funds [4]
Fund Name
Nuveen Georgia Municipal Bond Fund	30,350	0	0	0
Nuveen Louisiana Municipal Bond Fund	30,425	0	0	0
Nuveen North Carolina Municipal Bond Fund	31,880	0	3,150	0

Total	$92,655	$0	$3,150	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
	to Funds	Billed to Funds	Billed to Funds	Billed to Funds
Fund Name
Nuveen Georgia Municipal Bond Fund	0%	0%	0%	0%
Nuveen Louisiana Municipal Bond Fund	0%	0%	0%	0%
Nuveen North Carolina Municipal Bond Fund	0%	0%	0%	0%

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
Fiscal Year Ended May 31, 2021	Affiliated Fund Service Providers	Affiliated Fund Service Providers	and Affiliated Fund Service Providers
Nuveen MultiState Trust III	$0	$0	$0

Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
	Service Providers	Service Providers	Service Providers
	0%	0%	0%

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
Fiscal Year Ended May 30, 2020	Affiliated Fund Service Providers	Affiliated Fund Service Providers	and Affiliated Fund Service Providers
Nuveen MultiState Trust III	$0	$0	$0

Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
	Service Providers	Service Providers	Service Providers
	0%	0%	0%

Fiscal Year Ended May 31, 2021	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Georgia Municipal Bond Fund	0	0	0	0
Nuveen Louisiana Municipal Bond Fund	42	0	0	42
Nuveen North Carolina Municipal Bond Fund	0	0	0	0

Total	$42	$0	$0	$42

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended May 30, 2020	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Georgia Municipal Bond Fund	0	0	0	0
Nuveen Louisiana Municipal Bond Fund	0	0	0	0
Nuveen North Carolina Municipal Bond Fund	3,150	0	0	3,150

Total	$3,150	$0	$0	$3,150

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chair for her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

File the exhibits listed below as part of this Form.

(a	)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/fund-governance and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a	)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a	)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(a	)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b	)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Multistate Trust III

By (Signature and Title)	/s/ Mark J. Czarniecki
Mark J. Czarniecki
Vice President and Secretary

Date: August 5, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher E. Stickrod
Christopher E. Stickrod
Chief Administrative Officer
(principal executive officer)

Date: August 5, 2021

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: August 5, 2021